[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Equity Growth
Income & Growth
Small Cap Quantitative


June 30, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months ended June 30, 2001, included one of the worst quarters in many years for the equity market, followed by a modest rebound in the second quarter. With both corporate profits and interest rates falling rapidly, investors became increasingly concerned with the economy's health, but maintained hope for an eventual recovery.

     Over the past six months, our investment teams have worked hard for American Century's shareholders. We would like to thank the shareholders who have expressed confidence in our investment management and adhered to a disciplined investment strategy during the stock market's downturn. The investment teams review the economic and market climate, as well as portfolio strategy and performance, beginning on page 3.

     We're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management company), became ACIM's chairman.

     The chairmanship is a newly created position that allows us to continue to benefit from Bob's 30 years of investment experience, while removing the responsibility for the day-to-day management of ACIM. Bob will focus more on business strategy and professional development of investment managers, serving as a mentor and resource for the various investment management teams.

     Randall Merk, formerly a senior vice president and CIO for American Century's fixed-income discipline, succeeded Bob as ACIM president and CIO. As our top investment management executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who oversaw all of American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ................... 2
   Market Perspective .................. 3
EQUITY GROWTH
   Performance Information ............. 4
   Management Q&A ...................... 5
   Schedule of Investments ............. 8
INCOME & GROWTH
   Performance Information .............12
   Management Q&A ......................13
   Schedule of Investments .............16
SMALL CAP QUANTITATIVE
   Performance Information .............21
   Management Q&A ......................22
   Schedule of Investments .............25
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ......................29
   Statement of Operations .............30
   Statement of Changes
      in Net Assets ....................31
   Notes to Financial
      Statements .......................33
   Financial Highlights ................38
OTHER INFORMATION
   Share Class and Retirement
      Account Information ..............47
   Background Information
      Investment Philosophy
         and Policies ..................48
      Comparative Indices ..............48
      Investment Team
         Leaders .......................48
   Glossary ............................49


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six months ended June 30, 2001, were difficult for the U.S. economy. The technology and manufacturing sectors stumbled, while inflation ticked up a bit due to higher energy costs.

* Corporate profits slumped, but news wasn't all bad for stocks. Small- and mid-cap stocks held up well, and value beat growth shares by a wide margin.

* Technology stocks suffered big declines because their extremely high valuations left them vulnerable to a sharp sell-off as business conditions deteriorated.

EQUITY GROWTH

*  During the first half of 2001, the fund held its value better than the S&P
   500.

* Equity Growth's balanced approach to stock selection helped the fund hold its own against the S&P 500 during the first quarter, and the fund's emphasis on growth stocks enabled it to outperform the index in the second quarter.

* Stock selection among energy and utilities stocks contributed positively to Equity Growth's performance, as did selected holdings among consumer, health care, and financial stocks.

* Stock selection in the telecommunications and basic materials sectors detracted from the fund's performance relative to the S&P 500.

* We expect further economic weakness during the second half of 2001, which means corporate earnings--and stock prices--are likely to remain under pressure.

INCOME & GROWTH

*  The fund held its value better than the S&P 500.

* Most of the fund's negative return was due to a sharp sell-off in the technology and health care sectors.

* Successful stock selection and the fund's value orientation helped the fund maintain its value better than the S&P 500.

* Our stock selection succeeded particularly well in the energy and financial sectors.

* We think a swift near-term economic recovery is improbable. Investors will probably react strongly to the tone of economic news, creating more volatility in the stock market.

SMALL CAP QUANTITATIVE

*  The fund lagged its performance benchmark, the S&P SmallCap 600.

* The portfolio's focus on the larger companies in the index and its tilt toward growth hurt performance as smaller, value-oriented stocks drove the small-cap market to positive returns.

* We made modest adjustments to the stock selection process, which should result in a more equal balance of growth and value shares, and better analysis of the smallest companies.

* The fund's biggest overweight positions relative to the index boosted performance, as did stock selection in the clothing and leisure industries.

* In our opinion, the outlook for small companies remains good--many are continuing to grow earnings and they are reasonably priced compared with large caps.

[left margin]

                  EQUITY GROWTH(1)
                       (BEQGX)
    TOTAL RETURNS:                AS OF 6/30/01
       6 Months                          -5.13%(2)
       1 Year                           -15.34%
    INCEPTION DATE:                      5/9/91
    NET ASSETS:                    $2.0 billion(3)

                 INCOME & GROWTH(1)
                       (BIGRX)
    TOTAL RETURNS:                AS OF 6/30/01
       6 Months                          -4.04%(2)
       1 Year                           -11.00%
    INCEPTION DATE:                    12/17/90
    NET ASSETS:                    $6.5 billion(4)

              SMALL CAP QUANTITATIVE(1)
                       (ASQIX)
    TOTAL RETURNS:                AS OF 6/30/01
       6 Months                           0.38%(2)
       1 Year                             0.02%
    INCEPTION DATE:                     7/31/98
    NET ASSETS:                   $25.7 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, and Institutional classes.

(4) Includes Investor, Advisor, Institutional, and C classes.

See Total Returns on pages 4, 12, and 21.

Investment terms are defined in the Glossary on pages 49-50.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

U.S. ECONOMY

     Economic growth slowed drastically in the six months ended June 30, 2001, with the manufacturing and technology sectors hardest hit. Consumer and business confidence headed south in response to slower growth, falling stock prices, and rising energy costs.

     On many levels, the prevailing sentiment among investors continued to shift away from the unbridled optimism of the late 1990s to a more cautious approach. The shift toward caution that began in March of 2000 gained momentum over the last six months, weighing on the economy. The highest flying stocks continued to lose altitude, business and consumer spending slowed from its torrid pace, and layoff announcements skyrocketed.

     The Federal Reserve moved to rescue the ailing economy, cutting short-term interest rates by 2.75% during the reporting period. Toward the end of the period, the Fed's economic stimulus and an impending tax cut, as well as resilient auto and home sales, seemed to calm consumers and the financial markets. However, declining corporate profits, overcapacity in many sectors of the economy, and international weakness continued to pose challenges for growth ahead.

VALUE MATTERS

     A cautious approach to financial risk drove the stock market's performance, causing value stocks to outperform growth shares by a wide margin (see the table at right). Many investors sought companies with clear visions of future profitability and steady growth rates.

     In recent months, the performance disparity between growth and value narrowed somewhat as recession fears subsided and investors began to hope for better times ahead.

     The market's focus on valuation boosted small- and mid-cap stocks after several years of underperformance. Although smaller stocks are often considered riskier in uncertain economic times, investors couldn't pass up their relatively low prices.

NEW ECONOMY STOCKS DIVE

     Technology stocks suffered steep declines. High valuations and deteriorating business fundamentals made the sector extremely vulnerable to the market's bargain-shopping mentality. Tech companies continued to suffer from a severe drop in demand, as corporations with sagging earnings cut costs by reducing investments in technology.

OLD ECONOMY  SHARES THRIVE

     The exodus out of technology and the search for reasonably priced stocks ended with many Old Economy names. In what was a healthy sign for financial markets, investors embraced companies in a diverse group of industries, and current financial results seemed to become more highly valued than future promises.

[right margin]

"A CAUTIOUS APPROACH TO FINANCIAL RISK DROVE THE STOCK MARKET'S PERFORMANCE, CAUSING VALUE STOCKS TO OUTPERFORM GROWTH SHARES BY A WIDE MARGIN."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

S&P 500                 -6.70%
     Value              -2.41%
     Growth            -11.04%

S&P MIDCAP 400           0.97%
     Value               7.54%
     Growth             -5.41%

S&P SMALLCAP 600         6.23%
     Value              11.84%
     Growth             -0.54%

NASDAQ COMPOSITE       -12.38%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 48.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2001

                       S&P 500          S&P MidCap 400     S&P SmallCap 600
12/31/2000              $1.00               $1.00               $1.00
1/31/2001               $1.04               $1.02               $1.04
2/28/2001               $0.94               $0.96               $0.98
3/31/2001               $0.88               $0.89               $0.93
4/30/2001               $0.95               $0.99               $1.01
5/31/2001               $0.96               $1.01               $1.02
6/30/2001               $0.93               $1.01               $1.06

Source: Lipper Inc.


                                                 www.americancentury.com      3


Equity Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2001

                  INVESTOR CLASS        ADVISOR CLASS      INSTITUTIONAL CLASS
                (INCEPTION 5/9/91)    (INCEPTION 10/9/97)   (INCEPTION 1/2/98)

                 EQUITY   S&P 500      EQUITY   S&P 500      EQUITY   S&P 500
                 GROWTH                GROWTH                GROWTH
================================================================================
6 MONTHS(1)      -5.13%    -6.70%      -5.26%    -6.70%      -5.07%    -6.70%
1 YEAR          -15.34%   -14.83%     -15.55%   -14.83%     -15.17%   -14.83%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           1.99%     3.89%       1.76%     3.89%       2.21%     3.89%
5 YEARS          14.47%    14.48%        --        --          --        --
10 YEARS         15.23%    15.10%        --        --          --        --
LIFE OF FUND     14.60%    14.56%       5.94%     7.83%       6.94%     8.25%

(1) Returns for periods less than one year are not annualized.

See pages 47-49 for information about share classes, returns, and the comparative index.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 6/30/01
Equity Growth         $41,291
S&P 500               $40,812

                   Equity Growth           S&P 500
DATE                   VALUE                VALUE
6/30/1991             $10,000              $10,000
6/30/1992             $11,331              $11,341
6/30/1993             $13,484              $12,887
6/30/1994             $13,669              $13,068
6/30/1995             $16,907              $16,475
6/30/1996             $21,003              $20,759
6/30/1997             $28,256              $27,965
6/30/1998             $38,919              $36,396
6/30/1999             $44,605              $44,680
6/30/2000             $48,776              $47,919
6/30/2001             $41,291              $40,812

$10,000 investment made 6/30/01

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Equity Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

                  Equity Growth           S&P 500
DATE                  RETURN               RETURN
6/30/92               13.31%               13.36%
6/30/93               19.00%               13.57%
6/30/94                1.37%                1.43%
6/30/95               23.69%               25.99%
6/30/96               24.23%               25.92%
6/30/97               34.53%               34.69%
6/30/98               37.74%               30.03%
6/30/99               14.61%               22.75%
6/30/00                9.35%                7.24%
6/30/01              -15.34%              -14.83%


4      1-800-345-2021


Equity Growth--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]

     An interview with Jeff Tyler, a portfolio manager on the Equity Growth fund investment team.

HOW DID EQUITY GROWTH PERFORM DURING THE FIRST HALF OF 2001?

     The fund, like the stock market as a whole, had a negative return; the good news is that the fund outperformed its benchmark, the S&P 500. Equity Growth returned -5.13% during the first six months of 2001, ahead of the -6.70% return of the S&P 500.* (See the previous page for other fund performance comparisons.

WHY DID EQUITY GROWTH OUTPERFORM THE S&P 500?

     The fund's balanced approach to stock selection fared well in this year's chaotic market environment. Equity Growth's portfolio has a growth emphasis, but the computer model we use to evaluate and pick stocks also has a value component. This value element helped the fund hold its own during a rough first quarter for growth stocks. In April and early May, growth stocks rebounded, and the fund's growth orientation enabled it to beat the S&P 500.

     Another strategy that paid off was a shift to a more defensive position, giving the fund a lower risk profile. The stock-picking model is the first step in our investment process; the second step is a risk-control model. This tool ensures that the fund's risk characteristics closely match those of the S&P 500 and helps keep Equity Growth from straying too far from the index.

     Given our belief that we were in a higher risk environment, we tightened up the fund's risk parameters relative to the index.

HOW WAS THIS LOWER RISK PROFILE REFLECTED IN EQUITY GROWTH'S HOLDINGS?

     The portfolio became a little more diversified, meaning it's less concentrated in individual stocks and industries. The portfolio also had a slightly greater emphasis on more conservative investments, such as value-oriented stocks and liquid, large-cap names.

     With regard to specific holdings, the fund was underweight more aggressive areas like technology and telecommunications stocks, and it was overweight defensive areas like food & beverage stocks, big pharmaceutical companies, insurance firms, energy stocks, and utilities.

WHEN YOU TALK ABOUT OVERWEIGHTS AND UNDERWEIGHTS, WHAT DOES THAT MEAN?

     When we say "overweight" or "underweight" we mean the portfolio held more (overweight) or less (underweight) of a particular stock, compared with the S&P
500. We try to beat the return of the S&P 500 by choosing favorable overweights and underweights, based on how we think a certain stock will perform relative to its industry and the S&P 500.

     It's also worth noting that these underweights and overweights are fairly modest. One of the hallmarks of our disciplined investment approach is that we don't make big bets on industries or individual stocks.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE FUND'S BALANCED APPROACH TO STOCK SELECTION FARED WELL IN THIS YEAR'S CHAOTIC MARKET ENVIRONMENT."

PORTFOLIO AT A GLANCE
                            6/30/01      12/31/00
NO. OF COMPANIES              174           180
DIVIDEND YIELD               1.25%         1.10%
P/E RATIO                    24.4          28.6
PORTFOLIO TURNOVER          41%(1)        79%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.68%(3)        0.67%

(1) Six months ended 6/30/01.

(2) Year ended 12/31/00.

(3) Annualized.

Investment terms are defined in the Glossary on pages 49-50.


                                                 www.americancentury.com      5


Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

LET'S TALK MORE SPECIFICALLY ABOUT THE PERFORMANCE OF EQUITY GROWTH'S HOLDINGS. WHAT WORKED WELL FOR THE PORTFOLIO DURING THE PERIOD?

     The best way to describe the market environment in the last six months is a "stock picker's market." Careful company-by-company analysis was more effective than expecting a certain group of stocks to rise in unison.

     Energy stocks were by far our best performers relative to the S&P 500. Equity Growth's energy holdings returned about 3% in the first half of the year, while the energy stocks in the S&P 500 fell by more than 6% as a group.

     For the past year, the fund has been overweight in a number of energy production companies, such as Occidental Petroleum and Amerada Hess. Both of those stocks are up better than 30% since the middle of last year.

     Unfortunately, we didn't move back to a neutral position quickly enough. The production companies are very sensitive to the ups and downs of energy prices, and their stocks took a hit as the price of oil fell in May and June.

DID FALLING ENERGY PRICES HURT THE UTILITIES SECTOR AS WELL?

     To a certain degree, but the energy crisis in California had a larger impact. Utilities that generate and sell power made huge profits--and their stocks surged--because of high demand for energy and low supply, primarily in California. But consumer outrage and political pressure caused these stocks to falter in the second quarter.

     Nonetheless, utilities stocks were another area where Equity Growth's holdings had a positive return while the S&P 500's utilities stocks declined as a group. The fund was overweight power generation firms such as PPL (+23% during the first half of 2001) and underweight the struggling California utilities Pacific Gas & Electric (-44%) and Edison International (-30%).

WHERE ELSE WAS THE FUND'S STOCK SELECTION SUCCESSFUL?

     Equity Growth's consumer goods and services holdings fared pretty well. We were overweight stocks that benefited from the resiliency of consumer spending, including homebuilders like Lennar (+15%), food & beverage stocks such as Hormel (+32%), and retailers Sears (+23%) and Best Buy (+114%).

     We also made some good picks among health care stocks. The portfolio was underweight pharmaceutical companies like Schering-Plough (-36%) and Eli Lilly (-20%) and overweight select biotechnology names, like Ivax (+27%).

     Financials were another good area for the fund. Credit concerns and recurring loan losses convinced us to underweight banking stocks. Instead, the fund was overweight more conservative financial stocks, including insurers and mortgage lenders.

WHAT ABOUT THE VOLATILE TECHNOLOGY SECTOR?

     It's hard to come up with anything positive to say about a part of the portfolio that has fallen more than 60% in the past year. Still, seeing the glass as half full, Equity Growth was underweight technology stocks throughout the first half of 2001, and overall the fund came out ahead on stock selection.

     Although there was no way to escape the carnage completely, the fund definitely benefited from its underweights, especially significant ones like

[left margin]

"ENERGY STOCKS WERE  BY FAR OUR BEST PERFORMERS RELATIVE TO THE S&P 500."

TOP TEN HOLDINGS
                             % OF FUND INVESTMENTS
                              AS OF        AS OF
                             6/30/01      12/31/00
GENERAL ELECTRIC CO.          4.2%          4.1%
CITIGROUP INC.                4.1%          3.6%
MICROSOFT CORP.               3.2%          1.7%
JOHNSON & JOHNSON             2.9%          1.9%
TYCO INTERNATIONAL LTD.       2.7%          1.9%
EXXON MOBIL CORP.             2.5%          1.6%
PFIZER, INC.                  2.5%          2.5%
AOL TIME WARNER INC.          2.3%          1.0%(1)
INTERNATIONAL BUSINESS
   MACHINES CORP.             2.0%          1.1%
VERIZON
   COMMUNICATIONS             1.8%          1.2%


(1) America Online, Inc. acquired Time Warner Inc. on 1/12/01. The percentage as of 12/31/00 represents both the America Online, Inc. and Time Warner Inc. shares owned by the fund.


6      1-800-345-2021


Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

Lucent (-54%), JDS Uniphase (-70%), and Texas Instruments (-32%). Fund performance also got a boost from overweights in Cypress Semiconductor (+21%) and AOL Time Warner (+52%).

     Of course, we also had some missteps. Among computer makers, the fund was underweight Dell (+50%) and IBM (+33%), and overweight Sun Microsystems (-44%) and EMC (-55%). We were also underweight some of the better-performing software stocks, such as Microsoft (+68%) and Computer Associates (+85%).

WHERE ELSE DID YOUR STOCK SELECTION  FALL SHORT?

     The fund's two worst areas for stock-picking were telecommunications and basic materials stocks. In the telecom sector, we were overweight the local telephone companies like BellSouth (-1%) and SBC (-15%), and we largely stayed away from the long-distance and wireless carriers, some of which rebounded after a terrible 2000. For example, we didn't own AT&T, a company in complete disarray, but the stock bounced nearly 30% during the period.

     In the basic materials sector, our stock selection worked against us, especially among chemicals and paper stocks.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET FOR THE REST OF THE YEAR?

     There's still a lot of uncertainty and risk in the market. Looking at all the economic data, we could make a compelling argument that we've weathered the worst of it and the economy will be on its way back to prosperity by the first quarter of 2002. We could also look at the exact same data and convincingly argue that the economic slowdown is still in its infancy.

     That said, we lean toward the latter view. The excess capacity and structural imbalances that the economy faced at the beginning of 2001 are still largely in place, and they don't appear to be going away anytime soon. On top of that, the recent increase in corporate layoffs may finally start to have an impact on consumer spending in the second half of the year.

     It could take as long as 18 months for the economy to work through its imbalances, so corporate earnings--and stock prices--are likely to remain under pressure in the coming months.

WHAT DOES THAT MEAN FOR THE PORTFOLIO?

     We'll continue to take a conservative approach, positioning the portfolio defensively. If you look at our largest overweights among individual stocks, you can get a good idea of the types of stocks we currently favor--diversified companies that have spread their risk across a variety of different businesses.

     For example, Citigroup, our biggest overweight, is a widely diversified financial firm with banking, insurance, and brokerage arms. Johnson & Johnson produces consumer health care products, medical products, and pharmaceuticals. Tyco International has a wide variety of manufacturing businesses, from instrumentation to security systems to undersea cable.

     These companies can usually offset a downturn in one of their branches with growth in another area, which helps make their earnings growth more stable and predictable from quarter to quarter. The other thing these stocks have in common is that they currently trade at more attractive valuations than the overall market--another characteristic we like in the current environment.

[right margin]

"WE'LL CONTINUE TO TAKE A CONSERVATIVE APPROACH, POSITIONING THE PORTFOLIO DEFENSIVELY."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/01)
                             % OF        % OF
                            FUND'S       S&P
                            STOCKS       500
CITIGROUP INC.               4.23%      2.41%
TYCO INTERNATIONAL LTD.      2.74%      0.96%
JOHNSON & JOHNSON            2.96%      1.37%
KERR-MCGEE CORP.             1.56%      0.06%
FLEETBOSTON FINANCIAL
   CORP.                     1.81%      0.39%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/01)
                             % OF        % OF
                            FUND'S       S&P
                            STOCKS       500
PHILIP MORRIS COS.           0.00%      1.01%
J.P. MORGAN CHASE
   & CO.                     0.00%      0.80%
VIACOM INC.                  0.05%      0.84%
AMERICAN
   INTERNATIONAL
   GROUP INC.                1.09%      1.80%
WELLS FARGO & CO.            0.00%      0.72%


                                                 www.americancentury.com      7


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.7%

AIRLINES -- 0.1%
                   45,800  Delta Air Lines Inc.                   $    2,018,864
                   37,900  Southwest Airlines Co.                        700,771
                                                                  --------------
                                                                       2,719,635
                                                                  --------------
ALCOHOL -- 0.5%
                  242,500  Anheuser-Busch Companies, Inc.              9,991,000
                                                                  --------------
BANKS -- 8.9%
                  295,400  Bank of America Corp.                      17,732,862
                  286,700  Bank of New York Co., Inc. (The)           13,761,600
                1,573,333  Citigroup Inc.                             83,134,915
                  170,700  Comerica Inc.                               9,832,320
                  100,900  First Tennessee National Corp.              3,502,239
                  903,300  Fleet Boston Financial Corp.               35,635,184
                  172,900  Greater Bay Bancorp                         4,316,449
                  104,100  Silicon Valley Bancshares(1)                2,350,058
                  179,400  UnionBanCal Corp.                           6,045,780
                   50,000  Zions Bancorporation                        2,948,500
                                                                  --------------
                                                                     179,259,907
                                                                  --------------
CHEMICALS -- 0.4%
                  128,100  Engelhard Corp.                             3,303,699
                   20,000  Potash Corp. of Saskatchewan Inc.           1,148,000
                   63,400  Scotts Co. (The) Cl A(1)                    2,627,930
                                                                  --------------
                                                                       7,079,629
                                                                  --------------
CLOTHING STORES -- 0.6%
                   45,100  American Eagle Outfitters, Inc.(1)          1,563,617
                   73,000  Talbots, Inc.                               3,193,750
                  420,200  Venator Group Inc.(1)                       6,429,060
                                                                  --------------
                                                                      11,186,427
                                                                  --------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 4.4%
                  261,500  Compaq Computer Corp.                       4,050,635
                  300,000  Dell Computer Corp.(1)                      7,867,500
                  468,100  EMC Corp. (Mass.)                          13,598,305
                  359,000  International Business Machines
                              Corp.                                   40,567,000
                   76,400  Lexmark International Group, Inc.
                              Cl A(1)                                  5,137,900
                  591,100  Sun Microsystems, Inc.(1)                   9,398,490
                  214,950  Tech Data Corp.(1)                          7,325,496
                                                                  --------------
                                                                      87,945,326
                                                                  --------------
COMPUTER SOFTWARE -- 5.4%
                  162,800  Adobe Systems Inc.                          7,663,810
                   65,400  BEA Systems, Inc.(1)                        2,063,043
                  103,400  Cerner Corp.(1)                             4,330,392
                  102,100  Computer Associates
                              International, Inc.                      3,675,600
                  269,100  Mentor Graphics Corp.(1)                    4,829,000
                  897,200  Microsoft Corp.(1)                         64,342,698

Shares                                                                 Value
--------------------------------------------------------------------------------

                1,014,000  Oracle Corp.(1)                        $   19,453,590
                   38,400  Veritas Software Corp.(1)                   2,543,808
                                                                  --------------
                                                                     108,901,941
                                                                  --------------
CONSTRUCTION & REAL PROPERTY -- 0.8%
                   69,700  Centex Corp.                                2,840,275
                   28,600  KB Home                                       862,862
                  298,000  Lennar Corp.                               12,426,600
                                                                  --------------
                                                                      16,129,737
                                                                  --------------
DEFENSE/AEROSPACE -- 0.9%
                  326,900  Boeing Co.                                 18,175,640
                                                                  --------------
DEPARTMENT STORES -- 3.2%
                  102,600  Federated Department Stores,
                              Inc.(1)                                  4,360,500
                   99,500  Kohl's Corp.(1)                             6,241,635
                  289,400  May Department Stores Co. (The)             9,914,844
                  377,000  Sears, Roebuck & Co.                       15,950,870
                  570,000  Wal-Mart Stores, Inc.                      27,816,000
                                                                  --------------
                                                                      64,283,849
                                                                  --------------
DRUGS -- 11.2%
                   71,200  Allergan, Inc.                              6,087,600
                   32,500  AmeriSource Health Corp.(1)                 1,797,250
                   91,800  Baxter International, Inc.                  4,498,200
                  338,400  Bristol-Myers Squibb Co.                   17,698,320
                  222,700  Forest Laboratories, Inc. Cl A(1)          15,811,700
                  422,025  IVAX Corp.(1)                              16,458,975
                1,163,900  Johnson & Johnson                          58,194,999
                  138,400  Lilly (Eli) & Co.                          10,241,600
                  466,600  Merck & Co., Inc.                          29,820,406
                1,247,500  Pfizer, Inc.                               49,962,375
                  324,300  Pharmacia Corp.                            14,901,585
                                                                  --------------
                                                                     225,473,010
                                                                  --------------
ELECTRICAL EQUIPMENT -- 3.1%
                  158,000  Amphenol Corp. Cl A(1)                      6,327,900
                1,174,700  Cisco Systems Inc.(1)                      21,367,793
                   45,600  Comverse Technology, Inc.(1)                2,615,844
                  149,100  Corning Inc.                                2,491,461
                  132,100  Digital Lightwave, Inc.(1)                  4,835,521
                  111,200  Flextronics International Ltd.
                              ADR(1)                                   2,903,988
                   73,400  Sanmina Corp.(1)                            1,734,442
                  192,500  Scientific-Atlanta, Inc.                    7,815,500
                   80,600  Solectron Corp.(1)                          1,474,980
                  176,900  Technitrol, Inc.                            4,599,400
                  258,600  Tektronix, Inc.(1)                          7,020,990
                                                                  --------------
                                                                      63,187,819
                                                                  --------------
ELECTRICAL UTILITIES -- 2.7%
                  217,000  Entergy Corp.                               8,330,630
                  244,500  Exelon Corp.                               15,677,340
                  456,500  PP&L Resources, Inc.                       25,107,500
                  229,050  Sempra Energy                               6,262,227
                                                                  --------------
                                                                      55,377,697
                                                                  --------------


8      1-800-345-2021                          See Notes to Financial Statements


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 7.1%
                  133,100  Amerada Hess Corp.                     $   10,754,480
                  210,200  Chevron Corp.                              19,023,100
                  575,056  Exxon Mobil Corp.(2)                       50,231,141
                  463,800  Kerr-McGee Corp.                           30,736,026
                  662,300  Occidental Petroleum Corp.                 17,610,557
                   96,400  Phillips Petroleum Co.                      5,494,800
                  146,200  Royal Dutch Petroleum Co.
                              New York Shares                          8,519,074
                                                                  --------------
                                                                     142,369,178
                                                                  --------------
ENTERTAINMENT -- 0.2%
                  142,800  Carnival Corp. Cl A                         4,383,960
                                                                  --------------
FINANCIAL SERVICES -- 6.7%
                  199,800  Countrywide Credit Industries, Inc.         9,166,824
                  273,300  Fannie Mae                                 23,271,495
                  239,600  Federal Home Loan Mortgage
                              Corporation                             16,772,000
                1,755,600  General Electric Co.                       85,585,500
                                                                  --------------
                                                                     134,795,819
                                                                  --------------
FOOD & BEVERAGE -- 3.8%
                  500,000  Archer-Daniels-Midland Co.                  6,500,000
                  215,900  Coca-Cola Company (The)                     9,715,500
                  220,500  Hormel Foods Corp.                          5,366,970
                  195,100  Kraft Foods Inc.(1)                         6,048,100
                  504,200  PepsiCo, Inc.                              22,285,640
                  237,100  Smithfield Foods Inc.(1)                    9,555,130
                  131,400  Suiza Foods Corp.(1)                        6,977,340
                  142,900  SYSCO Corp.                                 3,879,735
                  111,300  Unilever N.V. New York Shares               6,630,141
                                                                  --------------
                                                                      76,958,556
                                                                  --------------
FOREST PRODUCTS & PAPER -- 0.5%
                  251,400  Pactiv Corp.(1)                             3,368,760
                  121,900  Weyerhaeuser Co.                            6,700,843
                                                                  --------------
                                                                      10,069,603
                                                                  --------------
GAS & WATER UTILITIES -- 0.3%
                   33,800  Keyspan Energy Corp.                        1,233,024
                   69,000  NICOR Inc.                                  2,689,620
                   31,800  People's Energy Corp.                       1,278,360
                                                                  --------------
                                                                       5,201,004
                                                                  --------------
GOLD(3)
                   55,300  Placer Dome Inc.                              541,940
                                                                  --------------
GROCERY STORES -- 0.4%
                  167,100  Safeway Inc.(1)                             8,020,800
                                                                  --------------
HOME PRODUCTS -- 2.0%
                  320,200  Colgate-Palmolive Co.                      18,888,598
                  123,800  Fortune Brands, Inc.                        4,748,968
                  178,700  Procter & Gamble Co. (The)                 11,401,060
                  225,000  Tupperware Corp.                            5,271,750
                                                                  --------------
                                                                      40,310,376
                                                                  --------------

Shares                                                                 Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 2.8%
                   52,800  Ingersoll-Rand Co.                     $    2,175,360
                  988,244  Tyco International Ltd.                    53,859,298
                                                                  --------------
                                                                      56,034,658
                                                                  --------------
INFORMATION SERVICES -- 2.2%
                  164,800  Electronic Data Systems Corp.              10,300,000
                  271,500  First Data Corp.                           17,443,875
                  126,800  Omnicom Group Inc.                         10,904,800
                  223,000  Viad Corp.                                  5,887,200
                                                                  --------------
                                                                      44,535,875
                                                                  --------------
INTERNET -- 2.3%
                  864,400  AOL Time Warner Inc.(1)                    45,813,200
                                                                  --------------
INVESTMENT TRUSTS -- 1.0%
                  166,500  Standard and Poor's 500
                              Depositary Receipt                      20,532,780
                                                                  --------------
LEISURE -- 0.6%
                  190,100  International Game Technology(1)           11,898,359
                                                                  --------------
LIFE & HEALTH INSURANCE -- 1.3%
                  126,800  CIGNA Corp.                                12,149,976
                  269,700  Lincoln National Corp.                     13,956,975
                                                                  --------------
                                                                      26,106,951
                                                                  --------------
MEDIA -- 2.2%
                  848,300  Disney (Walt) Co.                          24,507,387
                   60,100  Tribune Co.                                 2,404,601
                  153,500  Univision Communications Inc.
                              Cl A(1)                                  6,566,730
                  371,248  USA Networks Inc.(1)                       10,393,088
                   19,623  Viacom, Inc. Cl B(1)                        1,015,490
                                                                  --------------
                                                                      44,887,296
                                                                  --------------
MEDICAL PRODUCTS & SUPPLIES -- 0.9%
                  150,000  Beckman Coulter Inc.                        6,120,000
                   87,500  Medtronic, Inc.                             4,025,875
                  275,000  PerkinElmer, Inc.                           7,570,750
                   10,900  Varian Medical Systems, Inc.(1)               779,350
                                                                  --------------
                                                                      18,495,975
                                                                  --------------
MEDICAL PROVIDERS & SERVICES -- 1.1%
                  341,206  Oxford Health Plans, Inc.(1)                9,758,492
                  131,100  Wellpoint Health Networks Inc.(1)          12,354,864
                                                                  --------------
                                                                      22,113,356
                                                                  --------------
MINING & METALS -- 0.9%
                  233,100  Alcoa Inc.                                  9,184,140
                   57,400  Ball Corporation                            2,729,944
                  153,400  Freeport-McMoRan Copper &
                              Gold, Inc. Cl B(1)                       1,695,070
                  204,900  Inco Ltd.(1)                                3,536,574
                                                                  --------------
                                                                      17,145,728
                                                                  --------------


See Notes to Financial Statements                 www.americancentury.com      9


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 1.2%
                  176,300  AutoNation, Inc.(1)                    $    2,045,080
                  352,600  Ford Motor Co.                              8,656,330
                  114,600  Johnson Controls, Inc.                      8,305,062
                   91,900  Magna International Inc. Cl A               5,650,931
                                                                  --------------
                                                                      24,657,403
                                                                  --------------
MULTI-INDUSTRY -- 0.3%
                  166,800  Canadian Pacific Ltd.                       6,463,500
                                                                  --------------
OIL REFINING -- 0.6%
                  395,900  USX-Marathon Group                         11,683,009
                                                                  --------------
OIL SERVICES -- 0.4%
                  202,800  Ensco International Inc.                    4,745,520
                   91,300  Helmerich & Payne, Inc.                     2,829,387
                                                                  --------------
                                                                       7,574,907
                                                                  --------------
PROPERTY & CASUALTY INSURANCE -- 2.9%
                  248,500  American International Group, Inc.         21,371,000
                   74,400  CNA Financial Corp.(1)                      2,935,080
                  304,800  Fidelity National Financial, Inc.           7,488,936
                  422,700  Loews Corp.                                27,234,561
                                                                  --------------
                                                                      59,029,577
                                                                  --------------
PUBLISHING -- 0.4%
                  118,300  Deluxe Corp.                                3,418,870
                   39,800  Gannett Co., Inc.                           2,622,820
                   88,100  Reader's Digest Association,
                              Inc. (The)                               2,532,875
                                                                  --------------
                                                                       8,574,565
                                                                  --------------
RAILROADS -- 0.1%
                   42,500  Union Pacific Corp.                         2,333,675
                                                                  --------------
RESTAURANTS -- 0.2%
                  136,600  Brinker International, Inc.(1)              3,531,110
                                                                  --------------
SECURITIES & ASSET MANAGEMENT -- 1.4%
                  167,700  Lehman Brothers Holdings Inc.              13,038,675
                  155,700  Merrill Lynch & Co., Inc.                   9,225,225
                   46,100  Morgan Stanley Dean Witter & Co.            2,961,003
                  123,300  Raymond James Financial, Inc.               3,772,980
                                                                  --------------
                                                                      28,997,883
                                                                  --------------
SEMICONDUCTOR -- 3.8%
                  284,500  Analog Devices, Inc.(1)                    12,304,625
                   68,600  Applied Materials, Inc.(1)                  3,408,734
                   81,700  Electro Scientific Industries, Inc.(1)      2,947,328
                  167,300  Integrated Device Technology, Inc.(1)       5,244,855
                1,111,900  Intel Corp.                                32,662,062
                  100,900  International Rectifier Corp.(1)            3,440,690
                   96,800  KLA-Tencor Corp.(1)                         5,644,892
                  142,000  Linear Technology Corp.                     6,313,320
                   59,700  Maxim Integrated Products, Inc.(1)          2,653,367
                   47,600  Novellus Systems, Inc.(1)                   2,703,442
                                                                  --------------
                                                                      77,323,315
                                                                  --------------

Shares                                                                 Value
--------------------------------------------------------------------------------
SPECIALTY STORES -- 1.9%
                   58,600  Best Buy Co., Inc.(1)                  $    3,722,272
                  436,200  Circuit City Stores-Circuit
                              City Group                               7,851,600
                  136,800  CVS Corp.                                   5,280,480
                  156,400  Home Depot, Inc.                            7,280,420
                  216,300  Pier 1 Imports, Inc.                        2,487,450
                  174,500  RadioShack Corp.                            5,322,250
                   29,200  Tiffany & Co.                               1,057,624
                  128,300  Zale Corp.(1)                               4,323,710
                                                                  --------------
                                                                      37,325,806
                                                                  --------------
TELEPHONE -- 5.1%
                  648,700  BellSouth Corp.                            26,123,149
                  365,200  Qwest Communications
                              International Inc.                      11,638,924
                  636,000  SBC Communications Inc.                    25,478,160
                  680,200  Verizon Communications                     36,390,700
                  179,500  WorldCom, Inc.-WorldCom Group               2,548,900
                                                                  --------------
                                                                     102,179,833
                                                                  --------------
THRIFTS -- 0.5%
                  267,150  Washington Mutual, Inc.                    10,031,483
                                                                  --------------
TRUCKING, SHIPPING & AIR FREIGHT(3)
                   14,600  FedEx Corporation(1)                          586,920
                                                                  --------------
WIRELESS TELECOMMUNICATIONS -- 0.4%
                  122,000  QUALCOMM Inc.(1)                            7,077,830
                                                                  --------------
TOTAL COMMON STOCKS                                                1,967,297,847
                                                                  --------------
   (Cost $1,826,085,344)

TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 1.3%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 3.90%, dated 6/29/01,
    due 7/2/01 (Delivery value $25,869,905)                           25,861,500
                                                                  --------------
   (Cost $25,861,500)

TEMPORARY CASH INVESTMENTS -- 1.0%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 3.90%, dated 6/29/01,
    due 7/2/01 (Delivery value $21,345,435)                           21,338,500
                                                                  --------------
   (Cost $21,338,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $2,014,497,847
                                                                  ==============
   (Cost $1,873,285,344)


10      1-800-345-2021                         See Notes to Financial Statements


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

EQUITY FUTURES CONTRACTS*
                                         Underlying
                      Expiration         Face Amount         Unrealized
    Purchased            Date             at Value              Loss
--------------------------------------------------------------------------------
   84 S&P 500         September
    Futures              2001            $25,861,500         $(940,043)
                                         =====================================

* Equity futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3) Industry is less than 0.05% of total investment securities.


See Notes to Financial Statements                www.americancentury.com      11


Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2001

                 INVESTOR CLASS          ADVISOR CLASS      INSTITUTIONAL  CLASS
              (INCEPTION 12/17/90)   (INCEPTION 12/15/97)    (INCEPTION 1/28/98)

               INCOME &   S&P 500     INCOME &   S&P 500     INCOME &   S&P 500
                GROWTH                 GROWTH                 GROWTH
================================================================================
6 MONTHS(1)     -4.04%     -6.70%      -4.14%     -6.70%      -3.94%     -6.70%
1 YEAR         -11.00%    -14.83%     -11.19%    -14.83%     -10.79%    -14.83%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          3.15%      3.89%       2.89%      3.89%       3.39%      3.89%
5 YEARS         14.45%     14.48%         --         --          --         --
10 YEARS        15.47%     15.10%         --         --          --         --
LIFE OF FUND    16.44%     15.76%       7.65%      8.63%(2)    8.04%      7.93%

(1) Returns for periods less than one year are not annualized.

(2) Since 12/11/97, the date nearest the class's inception for which data are available.

See pages 47-49 for information about share classes, returns, and the comparative index.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 6/30/01
Income & Growth       $42,150
S&P 500               $40,812

                  Income & Growth          S&P 500
DATE                   VALUE                VALUE
6/30/1991             $10,000              $10,000
6/30/1992             $11,544              $11,341
6/30/1993             $13,832              $12,887
6/30/1994             $13,777              $13,068
6/30/1995             $16,984              $16,475
6/30/1996             $21,461              $20,759
6/30/1997             $28,564              $27,965
6/30/1998             $38,408              $36,396
6/30/1999             $45,663              $44,680
6/30/2000             $47,362              $47,919
6/30/2001             $42,150              $40,812

$10,000 investment made 6/30/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

                  Income & Growth         S&P 500
DATE                  RETURN               RETURN
6/30/92               15.44%               13.36%
6/30/93               19.82%               13.57%
6/30/94               -0.40%                1.43%
6/30/95               23.28%               25.99%
6/30/96               26.36%               25.92%
6/30/97               33.10%               34.69%
6/30/98               34.46%               30.03%
6/30/99               18.89%               22.75%
6/30/00                3.72%                7.24%
6/30/01              -11.00%              -14.83%


12      1-800-345-2021


Income & Growth--Q&A
--------------------------------------------------------------------------------
[photo of John Schniedwind]   [photo of Kurt Borgwardt]

     An interview with John Schniedwind (above left) and Kurt Borgwardt, portfolio managers on the Income & Growth fund investment team.

HOW DID INCOME & GROWTH PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2001?

     The portfolio returned -4.04%, holding its value better than the S&P 500, which returned -6.70%.* (See the previous page for other fund performance comparisons.)

HOW DID THE PORTFOLIO OUTPERFORM THE S&P 500 DURING THE ROUGH PERIOD FOR STOCKS

     Because the broader market declined quite a bit, the portfolio fell too. However, our value orientation and mid-cap holdings helped limit the portfolio's losses. The market seemed to be steadily drifting away from its narrow focus on the very large, technology-related stocks that dominated the late 1990s and early 2000. We benefited from that change because it plays to the portfolio's strengths--Income & Growth normally holds more than 250 companies in diverse industries, with a tilt toward value-oriented stocks. We also select from a larger universe of stocks than the S&P 500, which includes medium-sized companies. As smaller stocks outperformed larger stocks and value beat growth, the Income & Growth portfolio outperformed the S&P 500.

WHERE DID YOU EXPERIENCE THE MOST SUCCESS IN SELECTING STOCKS THAT OUTPERFORMED THE S&P 500?

     In the energy sector. Income & Growth's stable of energy stocks combined for a gain, while the S&P 500's energy holdings fell. Two of the portfolio's biggest overweights relative to the S&P 500 were oil and gas companies Occidental Petroleum (+12% during the six months) and Kerr-McGee (unchanged). We also overweighted Chevron (+9%) and Amerada Hess (+11%).

     The portfolio also benefited from the wave of merger and acquisition activity that swept through the energy sector. We held an overweight position in Ultramar Diamond Shamrock (+55%), a gas refiner, because we thought its shares were relatively undervalued. Apparently, Valero thought so too--they bought Ultramar Diamond Shamrock at a healthy premium. The portfolio also avoided some losses by not holding Enron (-41%), an energy trading and pipeline company in the S&P 500, whose shares declined with natural gas prices and the company's legal battles in California courts.

WHEN YOU TALK ABOUT OVERWEIGHTS AND UNDERWEIGHTS, WHAT DOES THAT MEAN?

     When we say "overweight" or "underweight" we mean the portfolio held more (overweight) or less (underweight) of a particular stock, compared with the S&P
500. We try to outperform the S&P 500 by choosing favorable overweights and underweights, based on how we think a certain stock will perform relative to its industry and the S&P 500.

     We find these companies through our proprietary ranking process that evaluates approximately 1,500 stocks. We incorporate both growth and value characteristics into our stock selection process, and we use computerized tools to aid us in this effort.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"AS SMALLER STOCKS OUTPERFORMED LARGER STOCKS AND VALUE BEAT GROWTH, THE INCOME & GROWTH PORTFOLIO OUTPERFORMED THE S&P 500."

PORTFOLIO AT A GLANCE
                           6/30/01      12/31/00
NO. OF COMPANIES             261          259
DIVIDEND YIELD              1.70%        1.52%
P/E RATIO                   22.2         26.1
PORTFOLIO TURNOVER         29%(1)       64%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.68%(3)      0.67%

(1) Six months ended 6/30/01.

(2) Year ended 12/31/00.

(3) Annualized.

Investment terms are defined in the Glossary on pages 49-50.


                                                 www.americancentury.com      13


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     It's also worth noting that these underweights and overweights are fairly modest. One of the hallmarks of our disciplined investment approach is that we don't make big bets on industries or individual stocks. We also use risk controls that attempt to ensure that the portfolio's return won't stray too far from that of the S&P 500.

WHAT OTHER STOCKS DID YOU OVERWEIGHT?

     Two of our biggest overweights were financial companies--Citigroup, the diversified financial services company, and Loews, the insurance company. Let's start with Citigroup (+4% during the period), because that stock was part of a larger theme in the portfolio. We generally overweighted big banks with diversified financial businesses like Bank of America (+34%) and Fleet Boston (+7%), while underweighting a couple of firms that rely heavily on equity trading and underwriting like Charles Schwab (-44%) and Merrill Lynch (-13%).

     We liked that risk/return tradeoff because the big banks derive revenue from a variety of businesses--banking, securities trading, personal finance, and underwriting, to name a few. We also thought the high valuations of Schwab and Merrill would come under pressure from the decline in trading volume and the almost non-existent market for new stock offerings.

     By investing in the big banks, we spread the portfolio's risk over a wide range of businesses and paid what we thought was a reasonable price for their earnings growth. That positioning gave the portfolio an advantage over the S&P 500, as shares of several equity-based companies plummeted and big banks generally rose.

SO STOCK SELECTION IN BANKS HELPED. WHAT ABOUT INSURANCE COMPANIES?

     We overweighted Loews (+25%), an insurance and tobacco company, mainly because the stock seemed unreasonably cheap. Last year, the stock was trading at a price of five times earnings, which was a deep discount compared with the broader market. Loews also paid an attractive dividend, and so far this year the prospects for its tobacco and insurance operations have improved. During the period, the company also split its stock and increased its dividend payment by 10%. The market responded to those changes by bidding up the value of Loews stock, which boosted Income & Growth's return.

     We also underweighted American International Group (-14%) because its valuation looked unattractive--that helped when the company was unable to execute its high-growth strategy, sending its stock price down.

 EARLIER YOU MENTIONED THAT INVESTING IN MEDIUM-SIZED COMPANIES HELPED. WHAT WERE SOME OF THE PORTFOLIO'S MID-CAP INVESTMENTS?

     Three mid-cap financial companies, Metris (+28%), Americredit (+91%), and UnionBanCal (+42%) boosted returns, as did the biotech company Ivax (+27%). Silicon Valley Bancshares (-36%) turned out to be a misstep, as did some of our telecommunications-related mid-cap holdings, but overall, our selection of mid-cap stocks contributed a great deal to the portfolio's outperformance of the S&P 500.

WHAT ABOUT THE VOLATILE TECHNOLOGY SECTOR?

     Tech stocks were responsible for the majority of the portfolio's negative return, as they plummeted during the six months. The portfolio's value

[left margin]

"INCOME & GROWTH'S STABLE OF ENERGY STOCKS COMBINED FOR A GAIN, WHILE THE S&P 500'S ENERGY HOLDINGS FELL."

TOP TEN HOLDINGS
                            % OF FUND INVESTMENTS
                             AS OF        AS OF
                            6/30/01      12/31/00
CITIGROUP INC.               3.6%          3.4%
GENERAL ELECTRIC CO.         3.4%          3.3%
MICROSOFT CORP.              2.7%          1.7%
PFIZER, INC.                 2.5%          3.0%
JOHNSON & JOHNSON            2.4%          2.1%
EXXON MOBIL CORP.            2.4%          2.3%
AOL TIME WARNER INC.         2.3%          1.3%(1)
VERIZON
   COMMUNICATIONS            1.8%          1.2%
BANK OF AMERICA
   CORP.                     1.7%          1.0%
INTERNATIONAL BUSINESS
   MACHINES CORP.            1.7%          1.0%


(1) America Online, Inc. acquired Time Warner Inc. on 1/12/01. The percentage as of 12/31/00 represents both the America Online, Inc. and Time Warner Inc. shares owned by the fund.


14      1-800-345-2021


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

orientation led to a slight underweight of the sector relative to the S&P 500 because tech stock prices were extremely high, especially in light of the swift deterioration in their business fundamentals. The underweight at the sector level helped in the first quarter when techs fell, but hurt in the second quarter when they rebounded somewhat.

HOW DID THE PORTFOLIO'S STOCK SELECTION WORK IN TECHNOLOGY?

     Our tech stock picks posted mixed results. The good news was that we entirely avoided telecommunications equipment makers like Lucent (-54%) and Tellabs (-66%), in addition to underweighting other equipment makers like Nortel (-72%) and Cisco (-52%). That contributed to the portfolio's strong performance relative to the S&P 500.

     The bad news was that underweight positions in IBM (+33%) and Microsoft (+68%) offset some of the benefit of underweighting the electrical equipment makers. IBM proved to be more immune to the tech slowdown than many other companies. Microsoft benefited from the perception that a break-up of the company was less likely to be aggressively pursued under the Bush administration. IBM and Microsoft are two of the fund's top ten holdings, so when they rallied, the portfolio benefited, though not as much as the S&P 500. In addition, we have steadily added to our positions in those two companies as they've become a larger percentage of the overall index.

HOW DID THE PORTFOLIO'S HEALTH CARE STOCKS PERFORM?

     Health care stocks fell sharply. We held a slight underweight in the sector. That helped because the sector fell quite a bit farther than the overall S&P 500 index. However, some of the health care stocks we chose didn't hold up well in the downturn.

     A couple of our biggest overweights in health care--the health management organization Cigna (-27%) and drug-maker Merck (-31%)--declined when they reported weaker-than-expected financial results. That hurt the portfolio, but an underweight at the sector level helped offset the poor performance of those stock selections.

ARE THERE ANY OTHER POSITIONS YOU'D LIKE TO TALK ABOUT?

     Sure--department stores. With same-store sales declining, we were pretty certain some of the big stores would take a hit. As a result, we overweighted Sears (+23%) because its shares were relatively cheap, and income from its credit card operations could make up for sluggish sales. Also, we underweighted Wal-Mart (-8%) because we thought its shares were too expensive. Those positions worked out well for Income & Growth.

WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

     We think the economic rebound will be rocky at best, causing more volatility in the financial markets. The economy is sputtering and there's a great deal of debate among market participants about whether or not interest rate and tax cuts will come in time to avoid a recession. We think the eventual recovery is still a ways off, but we're stock pickers, not economists. Whatever the scenario, we think the portfolio's value orientation and broad diversification, coupled with our disciplined investment process and risk controls, should help in the months ahead.

[right margin]

"THE ECONOMIC REBOUND WILL PROBABLY BE ROCKY AT BEST, CAUSING MORE VOLATILITY IN THE FINANCIAL MARKETS."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/01)
                               % OF       % OF
                              FUND'S       S&P
                              STOCKS       500
OCCIDENTAL PETROLEUM
   CORP.                       1.54%      0.09%
SEARS, ROEBUCK & CO.           1.47%      0.13%
CITIGROUP INC.                 3.70%      2.41%
KERR-MCGEE CORP.               1.31%      0.06%
LOEWS CORP.                    1.28%      0.12%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/01)
                               % OF       % OF
                              FUND'S       S&P
                              STOCKS       500
AMERICAN
   INTERNATIONAL
   GROUP INC.                  0.42%      1.80%
WAL-MART STORES INC.           1.01%      1.98%
HOME DEPOT INC.                0.02%      0.99%
GENERAL ELECTRIC CO.           3.56%      4.39%
VIACOM INC.                    0.00%      0.84%


                                                www.americancentury.com      15


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.6%

AIRLINES -- 0.1%
                   57,783  AMR Corp.(1)                           $    2,087,700
                   75,300  Delta Air Lines Inc.                        3,319,224
                                                                  --------------
                                                                       5,406,924
                                                                  --------------
APPAREL & TEXTILES(2)
                   38,800  Liz Claiborne, Inc.                         1,957,460
                                                                  --------------
BANKS -- 9.6%
                  532,100  Amsouth Bancorporation                      9,838,529
                1,892,100  Bank of America Corp.                     113,582,763
                  220,000  Bank of New York Co., Inc. (The)           10,560,000
                4,403,566  Citigroup Inc.                            232,684,426
                  246,700  City National Corp.                        10,926,343
                  322,000  Comerica Inc.                              18,547,200
                   88,700  First Tennessee National Corp.              3,078,777
                  662,100  First Union Corp.                          23,133,774
                2,383,400  Fleet Boston Financial Corp.               94,025,130
                  157,100  Greater Bay Bancorp                         3,922,002
                  216,100  Hibernia Corp. Cl A                         3,846,580
                  371,200  KeyCorp                                     9,669,760
                  176,400  Mellon Bank Corp.                           8,114,400
                  177,400  PNC Bank Corp.                             11,671,146
                  513,400  Silicon Valley Bancshares(1)               11,590,005
                   84,200  SunTrust Banks, Inc.                        5,454,476
                  803,600  U.S. Bancorp                               18,314,044
                   82,500  Union Planters Corp.                        3,597,000
                  532,700  UnionBanCal Corp.                          17,951,990
                   77,000  Wells Fargo & Co.                           3,575,110
                  210,300  Zions Bancorporation                       12,401,391
                                                                  --------------
                                                                     626,484,846
                                                                  --------------
CHEMICALS -- 0.9%
                  411,700  Eastman Chemical Company                   19,609,271
                  646,200  Engelhard Corp.                            16,665,498
                1,372,400  Lyondell Chemical Co.                      21,107,512
                                                                  --------------
                                                                      57,382,281
                                                                  --------------
CLOTHING STORES -- 0.2%
                  177,000  Talbots, Inc.                               7,743,750
                  422,700  Venator Group Inc.(1)                       6,467,310
                                                                  --------------
                                                                      14,211,060
                                                                  --------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 3.7%
                  726,100  Compaq Computer Corp.                      11,247,289
                1,016,000  Dell Computer Corp.(1)                     26,644,600
                1,187,500  EMC Corp. (Mass.)                          34,496,875
                  126,100  Hewlett-Packard Co.                         3,606,460
                1,005,100  International Business Machines
                              Corp.                                  113,576,300
                  358,100  Pitney Bowes, Inc.                         15,083,172
                1,425,200  Sun Microsystems, Inc.(1)                  22,660,680
                  357,300  Tech Data Corp.(1)                         12,176,784
                                                                  --------------
                                                                     239,492,160
                                                                  --------------

Shares                                                                 Value
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.8%
                  220,400  Adobe Systems Inc.                     $   10,375,330
                  108,800  Cerner Corp.(1)                             4,556,544
                  317,000  Computer Associates
                              International, Inc.                     11,412,000
                  722,400  Mentor Graphics Corp.(1)                   12,963,468
                2,409,800  Microsoft Corp.(1)                        172,818,807
                1,926,500  Oracle Corp.(1)                            36,959,903
                                                                  --------------
                                                                     249,086,052
                                                                  --------------
CONSTRUCTION & REAL PROPERTY -- 0.6%
                  111,400  Centex Corp.                                4,539,550
                  253,600  KB Home                                     7,651,112
                  635,800  Lennar Corp.                               26,512,860
                   81,000  Pulte Homes Inc.                            3,453,030
                                                                  --------------
                                                                      42,156,552
                                                                  --------------
CONSUMER DURABLES -- 0.1%
                   78,200  Black & Decker Corporation                  3,085,772
                   69,700  Whirlpool Corp.                             4,356,250
                                                                  --------------
                                                                       7,442,022
                                                                  --------------
DEFENSE/AEROSPACE -- 2.2%
                1,579,500  Boeing Co.                                 87,820,200
                  268,500  General Dynamics Corp.                     20,891,985
                   83,400  Honeywell Inc.                              2,918,166
                  164,000  Lockheed Martin Corp.                       6,076,200
                  280,900  Northrop Grumman Corp.                     22,500,090
                                                                  --------------
                                                                     140,206,641
                                                                  --------------
DEPARTMENT STORES -- 3.3%
                  657,400  Federated Department Stores, Inc.(1)       27,939,500
                  895,600  May Department Stores Co. (The)            30,683,256
                2,186,100  Sears, Roebuck & Co.                       92,493,891
                1,304,600  Wal-Mart Stores, Inc.                      63,664,480
                                                                  --------------
                                                                     214,781,127
                                                                  --------------
DRUGS -- 9.3%
                  262,900  American Home Products Corp.               15,363,876
                  185,100  Baxter International, Inc.                  9,069,900
                1,060,000  Bristol-Myers Squibb Co.                   55,438,000
                  254,400  Forest Laboratories, Inc. Cl A(1)          18,062,400
                  121,125  IVAX Corp.(1)                               4,723,875
                3,120,800  Johnson & Johnson                         156,040,000
                  439,900  Lilly (Eli) & Co.                          32,552,600
                1,551,500  Merck & Co., Inc.                          99,156,365
                4,139,000  Pfizer, Inc.                              165,766,949
                  425,000  Pharmacia Corp.                            19,528,750
                  748,300  Schering-Plough Corp.                      27,118,392
                                                                  --------------
                                                                     602,821,107
                                                                  --------------
ELECTRICAL EQUIPMENT -- 2.4%
                  185,400  Amphenol Corp. Cl A(1)                      7,425,270
                3,016,900  Cisco Systems Inc.(1)                      54,877,410
                  164,700  Comverse Technology, Inc.(1)                9,448,016
                  585,500  Corning Inc.                                9,783,705
                  168,100  Digital Lightwave, Inc.(1)                  6,153,301
                  255,220  JDS Uniphase Corp.(1)                       3,243,846


16      1-800-345-2021                         See Notes to Financial Statements


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                   70,100  Juniper Networks, Inc.(1)              $    2,179,409
                  148,300  L-3 Communications Holdings,
                              Inc.(1)                                 11,315,290
                  465,800  Nortel Networks Corp.                       4,234,122
                  227,400  Sanmina Corp.(1)                            5,373,462
                  545,300  Scientific-Atlanta, Inc.                   22,139,180
                   32,300  SPX Corp.(1)                                4,043,314
                  345,200  Tektronix, Inc.(1)                          9,372,180
                  211,600  Thermo Electron Corp.(1)                    4,659,432
                                                                  --------------
                                                                     154,247,937
                                                                  --------------
ELECTRICAL UTILITIES -- 3.6%
                  416,200  ALLETE Inc.                                 9,364,500
                   71,600  Ameren Corp.                                3,057,320
                  408,000  CMS Energy Corp.                           11,362,800
                   85,800  DTE Energy Company                          3,984,552
                1,235,000  Entergy Corp.                              47,411,650
                   61,037  Exelon Corp.                                3,913,692
                  168,100  GPU Inc.                                    5,908,715
                  391,000  PP&L Resources, Inc.                       21,505,000
                  510,200  Puget Energy Inc.                          13,367,240
                1,308,100  Reliant Energy, Inc.                       42,133,901
                1,377,841  Sempra Energy                              37,670,173
                  645,900  TXU Corp.                                  31,125,921
                                                                  --------------
                                                                     230,805,464
                                                                  --------------
ENERGY RESERVES & PRODUCTION -- 7.8%
                  401,800  Amerada Hess Corp.                         32,465,440
                   50,000  Anadarko Petroleum Corp.                    2,701,500
                  930,400  Chevron Corp.                              84,201,200
                1,776,700  Exxon Mobil Corp.                         155,194,745
                1,241,300  Kerr-McGee Corp.                           82,260,951
                3,646,300  Occidental Petroleum Corp.                 96,955,117
                  121,100  Phillips Petroleum Co.                      6,902,700
                  846,500  Royal Dutch Petroleum Co.
                              New York Shares                         49,325,555
                                                                  --------------
                                                                     510,007,208
                                                                  --------------
ENTERTAINMENT -- 0.4%
                  777,600  Carnival Corp. Cl A                        23,872,320
                                                                  --------------
FINANCIAL SERVICES -- 6.2%
                   98,400  Block (H & R), Inc.                         6,351,720
                  636,500  Countrywide Credit Industries, Inc.        29,202,620
                  958,800  Fannie Mae(3)                              81,641,820
                  607,000  Federal Home Loan Mortgage
                              Corporation                             42,490,000
                4,584,500  General Electric Co.                      223,494,375
                  677,700  Metris Companies Inc.                      22,845,267
                                                                  --------------
                                                                     406,025,802
                                                                  --------------
FOOD & BEVERAGE -- 2.8%
                1,773,935  Archer-Daniels-Midland Co.                 23,061,155
                  345,900  Coca-Cola Company (The)                    15,565,500
                1,273,700  ConAgra, Inc.                              25,231,997
                  161,200  Hormel Foods Corp.                          3,923,608
                  214,800  Kellogg Co.                                 6,229,200
                  623,220  Kraft Foods Inc.(1)                        19,319,820

Shares                                                                 Value
--------------------------------------------------------------------------------

                  792,000  PepsiCo, Inc.                          $   35,006,400
                  266,700  Sara Lee Corp.                              5,051,298
                1,114,700  Supervalu Inc.                             19,562,985
                  127,500  SYSCO Corp.                                 3,461,625
                  455,800  Unilever N.V. New York Shares              27,152,006
                                                                  --------------
                                                                     183,565,594
                                                                  --------------
FOREST PRODUCTS & PAPER -- 1.1%
                  121,400  Bemis Co., Inc.                             4,876,638
                  185,200  Bowater Inc.                                8,285,848
                  256,704  International Paper Co.                     9,164,333
                  312,800  Pactiv Corp.(1)                             4,191,520
                  138,300  Rayonier, Inc.                              6,424,035
                  333,300  Westvaco Corp.                              8,095,857
                  605,600  Weyerhaeuser Co.                           33,289,832
                                                                  --------------
                                                                      74,328,063
                                                                  --------------
GAS & WATER UTILITIES -- 0.8%
                  605,500  Keyspan Energy Corp.                       22,088,640
                  328,600  NICOR Inc.                                 12,808,828
                  217,500  People's Energy Corp.                       8,743,500
                  228,600  Utilicorp United Inc.                       7,020,306
                                                                  --------------
                                                                      50,661,274
                                                                  --------------
GROCERY STORES(2)
                   65,900  Safeway Inc.(1)                             3,163,200
                                                                  --------------
HEAVY ELECTRICAL EQUIPMENT -- 0.7%
                  240,900  C&D Technologies, Inc.                      7,467,900
                  233,400  Cooper Industries, Inc.                     9,240,306
                   58,100  Eaton Corp.                                 4,072,810
                   88,700  Emerson Electric Co.                        5,366,350
                  436,300  Rockwell International Corp.               16,631,756
                                                                  --------------
                                                                      42,779,122
                                                                  --------------
HEAVY MACHINERY -- 0.1%
                  132,700  Deere & Co.                                 5,022,695
                                                                  --------------
HOME PRODUCTS -- 1.7%
                   53,500  Alberto-Culver Company Cl B                 2,249,140
                  181,400  Avon Products, Inc.                         8,395,192
                  153,400  Church & Dwight Co., Inc.                   3,904,030
                  500,300  Clorox Company                             16,935,155
                  203,300  Fortune Brands, Inc.                        7,798,588
                  155,200  Newell Rubbermaid Inc.                      3,895,520
                  829,800  Procter & Gamble Co. (The)                 52,941,240
                  767,000  Tupperware Corp.                           17,970,810
                                                                  --------------
                                                                     114,089,675
                                                                  --------------
INDUSTRIAL PARTS -- 2.9%
                   76,600  Caterpillar Inc.                            3,833,830
                   95,900  Ingersoll-Rand Co.                          3,951,080
                  733,500  ITT Industries, Inc.                       32,457,375
                  359,800  Pall Corp.                                  8,466,094
                  330,800  Stanley Works (The)                        13,850,596
                2,081,190  Tyco International Ltd.                   113,424,855
                  358,600  York International Corp.                   12,558,172
                                                                  --------------
                                                                     188,542,002
                                                                  --------------


See Notes to Financial Statements                www.americancentury.com      17


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 0.1%
                  114,600  Manpower Inc.                          $    3,426,540
                                                                  --------------
INFORMATION SERVICES -- 2.2%
                  149,600  Automatic Data Processing, Inc.             7,435,120
                  725,600  Electronic Data Systems Corp.              45,349,999
                  383,500  First Data Corp.                           24,639,875
                  189,800  Galileo International, Inc.                 6,168,500
                  133,100  Omnicom Group Inc.                         11,446,600
                  291,900  Paychex, Inc.                              11,674,541
                   35,100  Sabre Holdings Corp.(1)                     1,755,000
                   98,100  TMP Worldwide Inc.(1)                       5,867,852
                1,173,000  Viad Corp.                                 30,967,200
                                                                  --------------
                                                                     145,304,687
                                                                  --------------
INTERNET -- 2.4%
                  302,600  Akamai Technologies, Inc.(1)                2,774,842
                2,787,400  AOL Time Warner Inc.(1)                   147,732,200
                   65,800  VeriSign, Inc.(1)                           3,914,113
                                                                  --------------
                                                                     154,421,155
                                                                  --------------
INVESTMENT TRUSTS -- 1.0%
                  528,400  Standard and Poor's 500
                              Depositary Receipt                      65,162,288
                                                                  --------------
LEISURE -- 0.6%
                  850,800  Brunswick Corp.                            20,444,724
                  285,200  Callaway Golf Co.                           4,506,160
                   71,800  Eastman Kodak Co.                           3,351,624
                  142,400  International Game Technology(1)            8,912,816
                                                                  --------------
                                                                      37,215,324
                                                                  --------------
LIFE & HEALTH INSURANCE -- 1.7%
                  543,500  CIGNA Corp.                                52,078,170
                  959,300  Lincoln National Corp.                     49,643,775
                  406,500  MetLife, Inc.                              12,593,370
                                                                  --------------
                                                                     114,315,315
                                                                  --------------
MEDIA -- 1.8%
                  940,600  Comcast Corp. Cl A(1)                      40,775,010
                2,143,100  Disney (Walt) Co.                          61,914,159
                  464,700  USA Networks Inc.(1)                       13,009,277
                                                                  --------------
                                                                     115,698,446
                                                                  --------------
MEDICAL PRODUCTS & SUPPLIES -- 0.7%
                  266,800  Bard (C.R.), Inc.                          15,194,260
                  109,700  Bausch & Lomb Inc. Cl A                     3,975,528
                  222,300  Cytyc Corp.(1)                              5,117,346
                  782,400  PerkinElmer, Inc.                          21,539,472
                                                                  --------------
                                                                      45,826,606
                                                                  --------------
MEDICAL PROVIDERS & SERVICES -- 0.7%
                  259,300  Health Net Inc.(1)                          4,511,820
                  660,700  Oxford Health Plans, Inc.(1)               18,896,020
                  226,900  Wellpoint Health Networks Inc.(1)          21,383,056
                                                                  --------------
                                                                      44,790,896
                                                                  --------------

Shares                                                                 Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.4%
                  149,500  Arch Coal Inc.                         $    3,867,565
                  287,900  Ball Corporation                           13,692,524
                  694,600  Inco Ltd.(1)                               11,988,796
                                                                  --------------
                                                                      29,548,885
                                                                  --------------
MOTOR VEHICLES & PARTS -- 1.4%
                  365,200  Cooper Tire & Rubber Company                5,185,840
                1,894,837  Ford Motor Co.                             46,518,248
                  132,900  Johnson Controls, Inc.                      9,631,263
                  198,000  Lear Corporation(1)                         6,910,200
                  349,200  Magna International Inc. Cl A              21,472,308
                                                                  --------------
                                                                      89,717,859
                                                                  --------------
MULTI-INDUSTRY -- 0.3%
                  427,600  Canadian Pacific Ltd.                      16,569,500
                                                                  --------------
OIL REFINING -- 0.7%
                  249,600  Ultramar Diamond Shamrock Corp.            11,793,600
                1,081,200  USX-Marathon Group                         31,906,212
                                                                  --------------
                                                                      43,699,812
                                                                  --------------
OIL SERVICES -- 0.4%
                  149,200  Noble Drilling Corp.(1)                     4,886,300
                  137,800  Schlumberger Ltd.                           7,255,170
                  184,000  Smith International, Inc.(1)               11,021,600
                                                                  --------------
                                                                      23,163,070
                                                                  --------------
PROPERTY & CASUALTY INSURANCE -- 2.6%
                  133,300  Allstate Corp.                              5,863,867
                  303,412  American International Group, Inc.         26,093,432
                  124,700  CNA Financial Corp.(1)                      4,919,415
                  518,100  Fidelity National Financial, Inc.          12,729,717
                  253,000  Gallagher (Arthur J.) & Co.                 6,578,000
                   54,700  Hartford Financial Services
                              Group Inc. (The)                         3,741,480
                1,245,100  Loews Corp.                                80,221,793
                  766,100  Old Republic International Corp.           22,216,900
                  120,400  Radian Group Inc.                           4,870,180
                                                                  --------------
                                                                     167,234,784
                                                                  --------------
PUBLISHING -- 0.7%
                1,162,100  Deluxe Corp.                               33,584,690
                  168,300  Gannett Co., Inc.                          11,090,970
                                                                  --------------
                                                                      44,675,660
                                                                  --------------
RAILROADS -- 0.2%
                  220,500  Burlington Northern Santa Fe
                              Corp.                                    6,652,485
                  127,300  Union Pacific Corp.                         6,990,043
                                                                  --------------
                                                                      13,642,528
                                                                  --------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
                  319,200  CarrAmerica Realty Corp.                    9,735,600
                  297,400  Plum Creek Timber Co. Inc.                  8,356,940
                                                                  --------------
                                                                      18,092,540
                                                                  --------------
RESTAURANTS -- 0.1%
                  347,700  Darden Restaurants, Inc.                    9,700,830
                                                                  --------------


18      1-800-345-2021                         See Notes to Financial Statements


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 2.0%
                  190,300  Bear Stearns Companies
                              Inc. (The)                          $   11,221,991
                   42,800  Goldman Sachs Group, Inc. (The)             3,672,240
                  542,700  Lehman Brothers Holdings Inc.              42,194,925
                  302,200  Merrill Lynch & Co., Inc.                  17,905,350
                  833,700  Morgan Stanley Dean Witter & Co.           53,548,551
                                                                  --------------
                                                                     128,543,057
                                                                  --------------
SEMICONDUCTOR -- 3.8%
                  258,400  Advanced Micro Devices, Inc.(1)             7,462,592
                  338,000  Analog Devices, Inc.(1)                    14,618,500
                  401,100  Applied Materials, Inc.(1)                 19,930,659
                  193,600  Avnet Inc.                                  4,340,512
                  599,600  Integrated Device Technology, Inc.(1)      18,797,460
                2,701,500  Intel Corp.                                79,356,562
                  460,000  International Rectifier Corp.(1)           15,686,000
                  319,100  KLA-Tencor Corp.(1)                        18,608,317
                  238,100  Lam Research Corp.(1)                       7,041,808
                  512,700  Linear Technology Corp.                    22,794,642
                  115,400  Maxim Integrated Products, Inc.(1)          5,128,953
                  328,300  Micron Technology, Inc.(1)                 13,493,130
                  236,000  Novellus Systems, Inc.(1)                  13,403,620
                   38,000  NVIDIA Corp.(1)                             3,509,300
                  166,300  Texas Instruments Inc.                      5,238,450
                                                                  --------------
                                                                     249,410,505
                                                                  --------------
SPECIALTY STORES -- 0.9%
                  250,400  Best Buy Co., Inc.(1)                      15,905,408
                  368,200  Circuit City Stores-Circuit
                              City Group                               6,627,600
                  117,900  CVS Corp.                                   4,550,940
                   30,650  Home Depot, Inc.                            1,426,758
                  144,200  Longs Drug Stores Corp.                     3,107,510
                  127,200  Michaels Stores, Inc.(1)                    5,072,100
                  634,000  Pier 1 Imports, Inc.                        7,291,000
                  157,300  RadioShack Corp.                            4,797,650
                   65,600  Tiffany & Co.                               2,376,032
                  235,600  Zale Corp.(1)                               7,939,720
                                                                  --------------
                                                                      59,094,718
                                                                  --------------
TELEPHONE -- 5.7%
                1,032,635  AT&T Corp.                                 22,717,970
                1,823,600  BellSouth Corp.                            73,436,372
                  643,300  Global Crossing Ltd.(1)                     5,558,112
                  919,086  Qwest Communications
                              International Inc.                      29,291,271
                2,170,000  SBC Communications Inc.                    86,930,200
                  726,800  Sprint Corp.                               15,524,448
                2,191,880  Verizon Communications                    117,265,580
                   56,552  WorldCom, Inc.-MCI Group(1)                   944,418
                1,413,800  WorldCom, Inc.-WorldCom Group              20,075,960
                                                                  --------------
                                                                     371,744,331
                                                                  --------------

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
THRIFTS -- 0.6%
                  394,200  GreenPoint Financial Corp.             $   15,137,280
                  688,650  Washington Mutual, Inc.                    25,858,808
                                                                  --------------
                                                                      40,996,088
                                                                  --------------
TOBACCO -- 0.5%
                  588,800  Philip Morris Companies Inc.               29,881,600
                                                                  --------------
WIRELESS TELECOMMUNICATIONS -- 0.5%
                  273,500  Nextel Communications, Inc.(1)              4,763,003
                  218,500  QUALCOMM Inc.(1)                           12,676,277
                  113,300  Telephone & Data Systems, Inc.             12,321,375
                   79,500  UTStarcom Inc.(1)                           1,915,950
                                                                  --------------
                                                                      31,676,605
                                                                  --------------
TOTAL COMMON STOCKS                                                6,282,092,217
                                                                  --------------
   (Cost $5,312,075,561)

EQUITY-LINKED DEBT SECURITIES -- 0.1%
                 $395,437  Morgan Stanley Group, 6.00%,
                              5/30/02, Home Depot, Inc.,
                              PERQS                                    4,646,384
                   87,935  Morgan Stanley Group, 8.00%,
                              4/30/02, EMC Corp. (Mass.),
                              PERQS                                    1,275,058
                                                                  --------------
TOTAL EQUITY-LINKED DEBT SECURITIES                                    5,921,442
                                                                  --------------
  (Cost $7,511,718)

TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 2.6%
   Repurchase Agreement, Goldman Sachs & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 3.85%, dated 6/29/01,
    due 7/2/01 (Delivery value $42,407,851)                           42,394,250
   Repurchase Agreement, Salomon-Smith Barney,
    Holdings, Inc., (U.S. Treasury obligations), in a
    joint trading account at 3.75%, dated
    6/29/01, due 7/2/01 (Delivery value
    $129,440,437)                                                    129,400,000
                                                                  --------------
TOTAL TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES                                               171,794,250
                                                                  --------------
   (Cost $171,794,250)

TEMPORARY CASH INVESTMENTS -- 0.7%
   Repurchase Agreement, Goldman Sachs & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 3.85%, dated 6/29/01,
    due 7/2/01 (Delivery value $41,419,034)                           41,405,750
                                                                  --------------
   (Cost $41,405,750)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $6,501,213,659
                                                                  ==============
   (Cost $5,532,787,279)


See Notes to Financial Statements                www.americancentury.com      19


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

EQUITY FUTURES CONTRACTS*
                                           Underlying
                       Expiration          Face Amount          Unrealized
     Purchased            Date              at Value               Loss
--------------------------------------------------------------------------------
   558 S&P 500          September
     Futures              2001            $171,794,250         $(6,859,898)
                                          ====================================

* Equity futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

PERQS = Performance Equity-Linked Redemption Quarterly-Pay Securities

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.


20      1-800-345-2021                         See Notes to Financial Statements


Small Cap Quantitative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2001

                     INVESTOR CLASS                 ADVISOR CLASS              INSTITUTIONAL CLASS
                   (INCEPTION 7/31/98)            (INCEPTION 9/7/00)           (INCEPTION 10/1/99)
                SMALL CAP     S&P SMALLCAP    SMALL CAP     S&P SMALLCAP    SMALL CAP     S&P SMALLCAP
               QUANTITATIVE    600 INDEX     QUANTITATIVE    600 INDEX     QUANTITATIVE    600 INDEX
============================================================================================================
6 MONTHS(1)       0.38%          6.23%          0.21%          6.23%          0.56%           6.23%
1 YEAR            0.02%         11.12%            --            --            0.36%          11.12%
============================================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND      6.60%         10.68%         -5.28%          3.86%         14.40%          17.98%

(1) Returns for periods less than one year are not annualized.

See pages 47-49 for information about share classes, returns, and the comparative index.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/01
S&P SmallCap 600 Index        $13,445
Small Cap Quantitative        $12,046

                     Small Cap           S&P SmallCap
                    Quantitative          600 Index
DATE                   VALUE                VALUE
7/31/1998             $10,000              $10,000
9/30/1998              $8,460               $8,564
12/31/1998            $10,040              $10,070
3/31/1999              $8,642               $9,165
6/30/1999             $10,146              $10,577
9/30/1999              $9,685              $10,065
12/31/1999            $11,019              $11,319
3/31/2000             $11,862              $11,977
6/30/2000             $12,043              $12,099
9/30/2000             $12,104              $12,499
12/31/2000            $12,000              $12,656
3/31/2001             $10,762              $11,825
6/30/2001             $12,046              $13,445

$10,000 investment made 7/31/98

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P SmallCap 600 Index is provided for comparison in each graph. Small Cap Quantitative's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return of the index does not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                     Small Cap          S&P SmallCap
                    Quantitative         600 Index
DATE                  RETURN               RETURN
6/30/99*               1.47%                5.78%
6/30/00               18.69%               14.43%
6/30/01                0.02%               11.12%

* From 7/31/98 (the class's inception date) to 6/30/99.


                                                 www.americancentury.com      21


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
[photo of Bill Martin]   [photo of Matti von Turk]

     An interview with Bill Martin and Matti von Turk, portfolio managers on the Small Cap Quantitative fund investment team.

HOW DID SMALL CAP QUANTITATIVE PERFORM DURING THE SIX MONTHS ENDED JUNE 30,
2001?

     The fund returned 0.38%, lagging the 6.23% return of the S&P SmallCap 600 Index.*

COULD YOU TALK A BIT ABOUT THE MARKET ENVIRONMENT FOR SMALLER CAPITALIZATION COMPANIES?

     Small cap stocks continued to post positive returns while large caps faltered, and valuations for small caps still remained below that of higher-priced large caps. The market's extreme focus on finding value and earnings visibility drove the smallest companies in the S&P 600 index to returns we haven't seen since the index's inception seven years ago. The 150 smallest stocks in the index --neglected companies with a slim following of financial analysts--were responsible for about half of the S&P 600's gains, even though they only make up about 10% of the index.

     During the first half of 2001, the 150 smallest stocks in the S&P 600 returned 44%, while the largest 150 stocks in the index fell about 5%.

WHAT CAUSED THE FUND TO TRAIL THE INDEX?

     Small Cap Quantitative's slight tilt toward growth, and its heavier weighting in the larger companies of the index worked against the fund during the six months. Most of the fund's performance difficulties came from the outperformance of the smallest stocks in the index. The fund trailed the index by a wide margin, though it wasn't what the fund owned that hurt performance, so much as what the fund didn't own.

DID YOU MAKE ANY MODIFICATIONS TO  YOUR PROCESS?

     Yes. We expanded our universe to include more stocks, which increased our ability to follow the smaller-capitalization stocks in the index. We also made slight adjustments to our stock-ranking model that will lead to more exposure in undervalued stocks, which should provide the portfolio with a more equal balance of both growth and value stocks. The overall process and day-to-day management remains exactly the same.

WHERE DID THE FUND'S STOCK SELECTION FACE THE MOST DIFFICULTY?

     In the technology sector. Our tech stock selections in the computer software and electrical equipment industries were out of synch with the market. The swift deterioration in the demand for technology products and the lack of a clear vision of future earnings made for an extremely difficult investing environment. Equity analysts throughout the industry reacted very slowly to the business slowdown, and made up for lost ground by rapidly downgrading most tech companies.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE 150 SMALLEST STOCKS IN THE S&P 600 RETURNED 44%, WHILE THE LARGEST 150 STOCKS IN THE INDEX FELL ABOUT 5%."

PORTFOLIO AT A GLANCE
                         6/30/01      12/31/00
NO. OF COMPANIES           199          205
DIVIDEND YIELD            0.55%        0.54%
P/E RATIO                 21.3         22.7
PORTFOLIO TURNOVER       43%(1)       93%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)      0.88%(3)       0.88%

(1) Six months ended 6/30/01.

(2) Year ended 12/31/00.

(3) Annualized.

Investment terms are defined in the Glossary on pages 49-50.


22      1-800-345-2021


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     In that environment, the fund's tilt toward growth made the portfolio vulnerable to losses as the sector trended downward. By contrast, we experienced some success in picking computer hardware stocks, but it wasn't enough to offset the poor performance of the portfolio's other tech stocks.

HOW DID THE FUND'S HEALTH CARE HOLDINGS PERFORM?

     They rose as a group, boosting the fund's absolute return, though the fund's health care stocks didn't rise as much as those in the index. Several small drug stocks rallied during the six months, and the fund was underweight many of those companies.

     We focus on growth stocks, but we also find that many of the fastest growing companies sell at too high a price, exposing the portfolio to undue downside risk. We pay a great deal of attention to the prices we pay for a company's earnings growth. As a result, rallying drug shares like Resmed (+27%) and Enzo Biochem (+44%) seemed greatly overpriced. We did hold an overweight in Idexx (+42%), a biotech company that we thought traded at a reasonable price. That boosted the fund's return and helped deflect some of the negative impact of avoiding other drug stocks.

     Our stock picks in the medical providers and services industry also helped offset the lack of exposure to rallying drug stocks. Underweighting Universal Health Services (-19%) worked for the fund, as did overweighting Renal Care Group (+20%). Shares of Universal Health Services slumped under continued weakness in the beleaguered hospital business, and Renal Care Group, a service provider for kidney failure patients, successfully continued to expand its operations.

WHEN YOU TALK ABOUT OVERWEIGHTS AND UNDERWEIGHTS, WHAT DOES THAT MEAN?

     When we say "overweight" or "underweight" we mean the portfolio held more (overweight) or less (underweight) of a particular stock, compared with the S&P
600. We try to beat the return of the S&P 600 by choosing favorable overweights and underweights, based on how we think a stock will perform relative to its industry and the S&P 600.

     We find these stocks through a computer model that incorporates both growth and value characteristics. The model helps us rank the attractiveness of individual stocks and determine where we want our overweights and underweights. It's also worth noting that these underweights and overweights are fairly modest. One of the hallmarks of our disciplined investment approach is that we don't make big bets on industries or individual stocks.

WHERE DID YOUR STOCK PICKING MODEL EXPERIENCE THE MOST SUCCESS RELATIVE TO THE S&P 600?

     It was most successful in the clothing and leisure industries, boosting the fund's return. Returns for clothing stores varied widely, as some companies proved resilient to the economic downturn, and others were swept away in its aftermath. Overweights in Hot Topic (+89%) and Wilson's Leather (+32%) and an underweight in Footstar (-30%) helped the portfolio participate in the upside, while limiting the downside of clothing stores. That boosted the fund's return.

[right margin]

"THE GOOD NEWS IS THAT OUR STOCK PICKING MODEL DID FIND SOME STRONG INDIVIDUAL PERFORMERS."

TOP TEN HOLDINGS
                            % OF FUND INVESTMENTS
                             AS OF        AS OF
                            6/30/01      12/31/00
ABM INDUSTRIES INC.          1.3%          0.4%
CULLEN/FROST BANKERS,
   INC.                      1.1%          1.5%
TETRA TECHNOLOGIES
   INC.                      1.0%          0.3%
RYLAND GROUP, INC.           1.0%          0.9%
NVR, INC.                    1.0%          0.9%
POGO PRODUCING CO.           1.0%          0.6%
ORTHODONIC CENTERS
   OF AMERICA                1.0%          0.5%
ANIXTER INTERNATIONAL
   INC.                      1.0%          0.5%
PATTERSON DENTAL CO.         0.9%          1.1%
PMI GROUP, INC.              0.9%          1.0%


                                                www.americancentury.com      23


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Similarly, our stock selection hit the mark with leisure companies. We successfully avoided the pain of declining stocks like Concord Camera (-64%) and Polaroid (-55%), while overweighting the direct marketing firm Direct Focus (+112%) and sunglasses-maker Oakley (+37%).

WHAT ELSE WORKED FOR THE FUND?

     Our stock picking model found some strong individual performers. Many of our biggest overweight positions relative to the S&P 600--like ABM Industries (+23%), PMI Group (+8%), and Ryland (+24%)--performed very well. ABM Industries, a custodial services company, is experiencing stable growth, and is well positioned to benefit from rising demand for outsourcing services. PMI Group, a mortgage insurer, is benefiting from all the refinancing activity that resulted from the Fed's rate cuts. They've experienced a huge increase in new mortgages written, which helped them offset costs associated with refinancing. Ryland is a large, established home-builder that is in a good position to expand, as the rising cost of developing land is a barrier to entry for many companies that might otherwise want a piece of Ryland's market. These companies in very different industries were good examples of where our model helped us find solid growth at reasonable prices.

WHAT'S YOUR OUTLOOK?

     Smaller companies are attractively valued compared with many other market segments and many are exhibiting strong earnings growth despite the economic slowdown. In addition, small companies are also benefiting from consolidation trends. Big businesses fishing in the small-company pond support the stock prices of many smaller companies. Additionally, acquisitions leave opportunities for niche players to gain market share in areas that large companies often ignore. For those reasons, we still believe the small-company market is one of the most attractive segments of the equity market.

WHAT DOES THAT MEAN FOR THE FUND?

     We think the portfolio is well positioned for the current bargain-hunting environment because small companies seem more reasonably priced than large companies. In addition, we think incorporating more value elements into our stock selection process should help enhance fund performance.

[left margin]

"WE STILL BELIEVE THE SMALL-CAP MARKET IS ONE OF THE MOST ATTRACTIVE SEGMENTS OF THE EQUITY MARKET."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 600 (AS OF 6/30/01)
                                % OF       % OF
                               FUND'S       S&P
                               STOCKS       600
ABM INDUSTRIES INC.             1.29%      0.23%
PMI GROUP INC.                  0.96%      0.00%
TETRA TECHNOLOGIES
   INC.                         1.06%      0.09%
RYLAND GROUP INC.               1.06%      0.18%
VIAD CORP.                      0.87%      0.00%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 600 (AS OF 6/30/01)
                                % OF       % OF
                               FUND'S       S&P
                               STOCKS       600
UNIVERSAL HEALTH
   SERVICES INC.                0.00%      0.72%
D.R. HORTON INC.                0.00%      0.45%
NEW YORK COMMUNITY
   BANCORP INC.                 0.00%      0.43%
RESMED INC.                     0.00%      0.41%
O'REILLY AUTOMOTIVE
   INC.                         0.00%      0.39%


24  1-800-345-2021


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.9%

AIRLINES -- 0.8%
                    2,600  Atlantic Coast Airlines Holdings(1)       $    73,905
                    5,000  SkyWest, Inc.                                 144,525
                                                                     -----------
                                                                         218,430
                                                                     -----------
ALCOHOL -- 0.8%
                    5,200  Constellation Brands, Inc.(1)                 213,200
                                                                     -----------
APPAREL & TEXTILES -- 1.9%
                    4,415  Jones Apparel Group, Inc.(1)                  190,728
                    3,600  Liz Claiborne, Inc.                           181,620
                    3,200  Timberland Co. (The)(1)                       126,432
                                                                     -----------
                                                                         498,780
                                                                     -----------
BANKS -- 4.6%
                    4,400  Alabama National Bancorp                      142,252
                    3,000  City National Corp.                           132,870
                    2,000  Commerce Bancorp, Inc.                        140,200
                    8,300  Cullen/Frost Bankers, Inc.                    280,954
                    3,800  Greater Bay Bancorp                            94,867
                    8,100  Irwin Financial Corporation                   204,930
                    2,000  Prosperity Bancshares Inc.                     47,850
                    3,400  Redwood Empire Bancorp                        100,572
                    3,200  Sterling Bancshares, Inc.                      61,312
                                                                     -----------
                                                                       1,205,807
                                                                     -----------
CHEMICALS -- 2.9%
                    5,500  Agrium Inc.                                    55,000
                    1,100  Cambrex Corp.                                  55,638
                    2,000  Eastman Chemical Company                       95,260
                    3,800  OM Group, Inc.                                213,750
                    1,600  Scotts Co. (The) Cl A(1)                       66,320
                   11,000  Tetra Technologies Inc.(1)                    268,950
                                                                     -----------
                                                                         754,918
                                                                     -----------
CLOTHING STORES -- 2.8%
                    3,000  Burlington Coat Factory
                              Warehouse Corp.                             60,000
                    5,400  Men's Wearhouse, Inc. (The)(1)                149,040
                    8,200  Venator Group Inc.(1)                         125,460
                    6,500  Wet Seal, Inc. (The) Cl A(1)                  222,982
                    8,100  Wilsons The Leather Experts Inc.(1)           166,496
                                                                     -----------
                                                                         723,978
                                                                     -----------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 1.9%
                   14,900  Adaptec, Inc.                                 147,808
                    1,200  Black Box Corporation(1)                       81,810
                    1,600  Mercury Computer Systems, Inc.(1)              75,232
                    4,000  Tech Data Corp.(1)                            136,320
                    1,100  Zebra Technologies Corp. Cl A(1)               54,274
                                                                     -----------
                                                                         495,444
                                                                     -----------

Shares                                                                 Value
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.3%
                    2,400  Autodesk, Inc.                            $    89,460
                    4,400  Cerner Corp.(1)                               184,271
                    5,000  FileNet Corp.(1)                               75,125
                    1,600  HNC Software Inc.(1)                           32,696
                    4,500  Lightbridge, Inc.(1)                           87,368
                    2,500  Manhattan Associates Inc.(1)                   95,750
                    5,700  Mentor Graphics Corp.(1)                      102,287
                    1,600  NYFIX Inc.(1)                                  45,560
                    2,700  Radiant Systems, Inc.(1)                       43,524
                    2,400  Symantec Corp.(1)                             104,172
                                                                     -----------
                                                                         860,213
                                                                     -----------
CONSTRUCTION & REAL PROPERTY -- 3.6%
                    2,700  Insituform Technologies, Inc. Cl A(1)          98,105
                    4,400  Lennar Corp.                                  183,480
                    1,800  NVR, Inc.(1)                                  266,400
                    5,300  Ryland Group, Inc. (The)                      268,180
                    4,900  Standard Pacific Corp.                        113,435
                                                                     -----------
                                                                         929,600
                                                                     -----------
CONSUMER DURABLES -- 1.0%
                    2,800  Furniture Brands International, Inc.(1)        78,400
                    4,300  The Toro Co.                                  193,285
                                                                     -----------
                                                                         271,685
                                                                     -----------
DEFENSE/AEROSPACE -- 0.8%
                    2,250  Alliant Techsystems Inc.(1)                   202,275
                                                                     -----------
DRUGS -- 3.9%
                    3,100  Cephalon, Inc.(1)                             218,566
                    1,600  Diagnostic Products Corporation                53,120
                    3,600  IDEXX Laboratories, Inc.(1)                   112,050
                    2,700  Medicis Pharmaceutical Corp.
                              Cl A(1)                                    143,100
                    2,400  Noven Pharmaceuticals Inc.(1)                  93,540
                    3,600  Regeneron Pharmaceuticals, Inc.(1)            125,010
                    5,200  Syncor International Corporation(1)           171,314
                    3,200  Techne Corp.(1)                               103,216
                                                                     -----------
                                                                       1,019,916
                                                                     -----------
ELECTRICAL EQUIPMENT -- 4.7%
                    3,700  Aeroflex Inc.(1)                               40,145
                    1,900  Amphenol Corp. Cl A(1)                         76,095
                    8,200  Anixter International Inc.(1)                 251,739
                    4,100  Cable Design Technologies Corp.(1)             66,256
                    1,900  Checkpoint Systems, Inc.(1)                    33,820
                    1,700  Coherent, Inc.(1)                              61,770
                    2,000  General Cable Corporation                      37,100
                    5,000  Gentner Communications Corp.(1)                54,475
                    2,100  Helix Technology Corp.                         62,244
                    4,000  Input/Output, Inc.(1)                          50,800
                    1,200  Keithley Instruments Inc.                      25,560
                    4,800  Plexus Corp.(1)                               155,831
                    1,800  Proxim, Inc.(1)                                25,965
                      600  Roper Industries Inc.                          25,050


See Notes to Financial Statements                www.americancentury.com      25


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                    4,800  Technitrol, Inc.                          $   124,800
                    1,500  Ultratech Stepper Inc.(1)                      38,468
                    3,400  Universal Electronics Inc.(1)                  62,832
                    2,600  Vicor Corp.(1)                                 41,990
                                                                     -----------
                                                                       1,234,940
                                                                     -----------
ELECTRICAL UTILITIES -- 1.0%
                    8,400  Cleco Corporation                             191,100
                    3,200  UniSource Energy Corp.                         73,504
                                                                     -----------
                                                                         264,604
                                                                     -----------
ENERGY RESERVES & PRODUCTION -- 4.0%
                      929  Barrett Resources Corp.(1)                     54,811
                    2,300  Cabot Oil & Gas Corp.                          56,120
                    2,000  Kinder Morgan, Inc.                           100,500
                    2,800  Louis Dreyfus Natural Gas Corp.(1)             97,580
                    3,600  Newfield Exploration Company(1)               115,416
                   11,000  Pogo Producing Co.                            264,000
                    7,700  Vintage Petroleum, Inc.                       143,990
                   15,450  XTO Energy Inc.                               221,708
                                                                     -----------
                                                                       1,054,125
                                                                     -----------
FINANCIAL SERVICES -- 2.0%
                    4,000  AmeriCredit Corp.(1)                          207,800
                    6,200  Doral Financial Corp.                         214,830
                    6,965  R & G Financial Corp.                         110,186
                                                                     -----------
                                                                         532,816
                                                                     -----------
FOOD & BEVERAGE -- 3.1%
                    5,900  Delta and Pine Land Company                   115,935
                    6,700  Earthgrains Company                           174,200
                    5,400  Fleming Companies Inc.                        192,780
                    2,000  Hain Celestial Group, Inc. (The)(1)            44,100
                    3,300  Smithfield Foods Inc.(1)                      132,990
                    8,300  Tasty Baking Co.                              146,163
                                                                     -----------
                                                                         806,168
                                                                     -----------
FOREST PRODUCTS & PAPER -- 0.9%
                    7,300  United Stationers Inc.(1)                     232,907
                                                                     -----------
GAS & WATER UTILITIES -- 2.3%
                    2,300  Atmos Energy Corp.                             56,258
                    9,400  Cascade Natural Gas Corp.                     200,220
                    4,600  Energen Corp.                                 126,960
                    3,400  People's Energy Corp.                         136,680
                    3,000  UGI Corp.                                      81,000
                                                                     -----------
                                                                         601,118
                                                                     -----------
GROCERY STORES -- 0.7%
                    6,400  Whole Foods Market, Inc.(1)                   173,120
                                                                     -----------
HEAVY ELECTRICAL EQUIPMENT -- 0.5%
                    2,700  Belden Inc.                                    72,225
                    2,200  C&D Technologies, Inc.                         68,200
                                                                     -----------
                                                                         140,425
                                                                     -----------
HEAVY MACHINERY -- 0.2%
                    4,600  JLG Industries, Inc.                           56,810
                                                                     -----------

Shares                                                                 Value
--------------------------------------------------------------------------------
HOTELS -- 0.3%
                    7,500  Aztar Corp.(1)                            $    90,750
                                                                     -----------
INDUSTRIAL PARTS -- 4.0%
                    4,100  Cymer, Inc.(1)                                106,170
                    5,800  Flowserve Corp.(1)                            178,350
                    5,100  Genlyte Group Inc.(1)                         160,676
                    3,200  ITT Industries, Inc.                          141,600
                    2,500  Mettler-Toledo International, Inc.(1)         106,125
                    4,500  Shaw Group Inc. (The)(1)                      180,449
                    5,000  York International Corp.                      175,100
                                                                     -----------
                                                                       1,048,470
                                                                     -----------
INDUSTRIAL SERVICES -- 3.1%
                    8,800  ABM Industries Inc.                           327,800
                    2,700  Administaff, Inc.(1)                           70,200
                    4,500  Copart Inc.(1)                                130,095
                    6,000  G & K Services Inc. Cl A                      160,800
                    3,500  On Assignment Inc.(1)                          62,878
                    1,200  Rent-A-Center Inc.(1)                          62,790
                                                                     -----------
                                                                         814,563
                                                                     -----------
INFORMATION SERVICES -- 3.8%
                    2,400  American Management System,
                              Inc.(1)                                     57,600
                    4,300  F.Y.I. Inc.(1)                                172,882
                    1,800  Factset Research Systems Inc.                  64,260
                    2,700  MAXIMUS, Inc.(1)                              108,243
                    5,000  Sylvan Learning Systems, Inc.(1)              121,625
                    5,100  Tetra Tech, Inc.(1)                           138,695
                    2,950  Valassis Communications, Inc.(1)              105,610
                    8,400  Viad Corp.                                    221,759
                                                                     -----------
                                                                         990,674
                                                                     -----------
INTERNET -- 1.0%
                    6,800  RSA Security Inc.(1)                          210,970
                    2,700  Verity, Inc.(1)                                53,555
                                                                     -----------
                                                                         264,525
                                                                     -----------
INVESTMENT TRUSTS -- 4.0%
                    9,300  iShares S&P SmallCap 600
                              Index Fund                               1,060,293
                                                                     -----------
LEISURE -- 2.8%
                    4,400  Direct Focus Inc.(1)                          208,340
                    9,000  Fossil, Inc.(1)                               190,575
                    7,000  Oakley Inc.(1)                                129,500
                    6,000  WMS Industries Inc.(1)                        193,020
                                                                     -----------
                                                                         721,435
                                                                     -----------
LIFE & HEALTH INSURANCE -- 0.2%
                    1,500  Delphi Financial Group, Inc. Cl A              57,750
                                                                     -----------
MEDICAL PRODUCTS & SUPPLIES -- 4.4%
                    2,800  Haemonetics Corp.(1)                           85,400
                    4,300  ICU Medical, Inc.(1)                          182,213
                    1,800  Invacare Corp.                                 69,534
                    9,100  Owens & Minor Inc.                            172,900
                    7,600  Patterson Dental Co.(1)                       246,999


26      1-800-345-2021                         See Notes to Financial Statements


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                    1,700  Pharmaceutical Product
                              Development, Inc.(1)                   $    53,134
                    2,700  Respironics Inc.(1)                            82,323
                    3,100  Sybron Dental Specialties Inc.(1)              63,519
                    2,600  Varian Medical Systems, Inc.(1)               185,900
                                                                     -----------
                                                                       1,141,922
                                                                     -----------
MEDICAL PROVIDERS & SERVICES -- 4.8%
                    1,800  Accredo Health Inc.(1)                         66,186
                    2,700  AdvancePCS(1)                                 170,330
                    2,500  Coventry Health Care Inc.(1)                   50,500
                    3,300  Mid Atlantic Medical Services, Inc.(1)         59,169
                    8,600  Orthodontic Centers Of America(1)             261,439
                    5,600  Oxford Health Plans, Inc.(1)                  160,160
                    4,600  Priority Healthcare Corp. Cl B(1)             130,088
                    5,300  Province Healthcare Co.(1)                    182,081
                    5,600  Renal Care Group Inc.(1)                      173,292
                                                                     -----------
                                                                       1,253,245
                                                                     -----------
MINING & METALS -- 2.4%
                    3,100  Arch Coal Inc.                                 80,197
                    4,400  Ball Corporation                              209,264
                    2,500  Carbo Ceramics Inc.                            92,625
                    2,400  Lone Star Technologies, Inc.(1)                86,880
                    4,600  Massey Energy Co.                              90,896
                    2,000  Stillwater Mining Co.(1)                       58,500
                                                                     -----------
                                                                         618,362
                                                                     -----------
MOTOR VEHICLES & PARTS -- 1.5%
                    7,600  Gentex Corp.(1)                               211,850
                    4,000  Sonic Automotive Inc.(1)                       76,400
                    3,400  Stewart & Stevenson Services Inc.             108,715
                                                                     -----------
                                                                         396,965
                                                                     -----------
OIL SERVICES -- 1.0%
                    7,500  Oceaneering International, Inc.(1)            155,625
                    2,400  Patterson-UTI Energy Inc.(1)                   42,120
                    3,600  Pride International Inc.(1)                    68,400
                                                                     -----------
                                                                         266,145
                                                                     -----------
PROPERTY & CASUALTY INSURANCE -- 1.6%
                    6,700  Fidelity National Financial, Inc.             164,619
                    3,400  PMI Group, Inc. (The)                         243,644
                                                                     -----------
                                                                         408,263
                                                                     -----------
PUBLISHING -- 1.1%
                   11,000  Paxar Corp.(1)                                158,400
                    4,400  PLATO Learning Inc.(1)                        134,090
                                                                     -----------
                                                                         292,490
                                                                     -----------
RESTAURANTS -- 3.1%
                    6,450  Applebee's International Inc.                 168,506
                    4,300  CEC Entertainment Inc.(1)                     212,205
                    6,000  Darden Restaurants, Inc.                      167,400
                    2,500  Jack in the Box Inc.(1)                        65,250
                    4,400  Outdoor Systems, Inc.(1)                      126,720
                    3,800  Ruby Tuesday Inc.                              64,980
                                                                     -----------
                                                                         805,061
                                                                     -----------

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.3%
                    3,000  Raymond James Financial, Inc.             $    91,800
                                                                     -----------
SEMICONDUCTOR -- 4.1%
                    2,100  Advanced Energy Industries, Inc.(1)            90,584
                    2,500  Alpha Industries, Inc.(1)                      73,125
                    1,827  Avnet Inc.                                     40,961
                    3,600  Cypress Semiconductor Corp.(1)                 85,860
                    2,200  DuPont Photomasks, Inc.(1)                    105,941
                    2,700  Electro Scientific Industries, Inc.(1)         97,403
                    2,200  International Rectifier Corp.(1)               75,020
                    2,800  Lam Research Corp.(1)                          82,810
                    4,600  Lattice Semiconductor Corp.(1)                113,620
                    3,000  Novellus Systems, Inc.(1)                     170,384
                    2,300  Photronics Inc.(1)                             58,880
                    2,000  Varian Semiconductor Equipment
                              Associates, Inc.(1)                         82,500
                                                                     -----------
                                                                       1,077,088
                                                                     -----------
SPECIALTY STORES -- 2.7%
                    3,200  99 Cents Only Stores(1)                        95,840
                    1,800  Genesco Inc.(1)                                60,480
                    5,200  Linens 'n Things, Inc.(1)                     142,064
                    4,200  Michaels Stores, Inc.(1)                      167,475
                    5,800  Pier 1 Imports, Inc.                           66,700
                    4,800  Zale Corp.(1)                                 161,760
                                                                     -----------
                                                                         694,319
                                                                     -----------
THRIFTS -- 0.9%
                    1,700  Downey Financial Corp.                         80,342
                    5,300  Golden State Bancorp Inc.                     163,240
                                                                     -----------
                                                                         243,582
                                                                     -----------
TRUCKING, SHIPPING & AIR FREIGHT -- 1.9%
                    6,700  Forward Air Corp.(1)                          194,803
                    4,000  USFreightways Corp.                           118,400
                   10,200  Yellow Corp.(1)                               191,250
                                                                     -----------
                                                                         504,453
                                                                     -----------
WIRELESS TELECOMMUNICATIONS -- 0.2%
                    3,400  Boston Communications Group(1)                 48,552
                                                                     -----------
TOTAL COMMON STOCKS                                                   25,381,986
                                                                     -----------
   (Cost $22,356,508)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 3.1%
                 $800,000  FHLB Discount Note, 3.94%,
                              7/2/01(2)                                  800,000
                                                                     -----------
   (Cost $799,912)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $26,181,986
                                                                     ===========
   (Cost $23,156,420)


See Notes to Financial Statements                www.americancentury.com      27


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Rate disclosed is the yield to maturity at purchase.


28      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                  EQUITY         INCOME &         SMALL CAP
JUNE 30, 2001 (UNAUDITED)                         GROWTH           GROWTH        QUANTITATIVE

ASSETS
Investment securities, at value
  (identified cost of $1,873,285,344,
  $5,532,787,279, and $23,156,420,
  respectively) (Note 3)                      $2,014,497,847   $6,501,213,659     $26,181,986
Cash                                                --               --              5,324
Receivable for investments sold                  5,656,878       14,379,857         67,728
Receivable for capital shares sold                317,242         1,048,662           --
Receivable for variation margin
  on futures contracts                            94,500           627,751            --
Securities lending fee receivable                 21,684           18,064             --
Dividends and interest receivable                1,739,657        7,323,373          8,133
                                              --------------   --------------   ---------------
                                               2,022,327,808    6,524,611,366     26,263,171
                                              --------------   --------------   ---------------

LIABILITIES
Disbursements in excess
  of demand deposit cash                         2,770,842         846,411            --
Payable for investments purchased                4,694,910       21,820,732         563,466
Accrued management fees (Note 2)                 1,073,971        3,343,839         17,445
Distribution fees payable (Note 2)                36,315           266,475             1
Service fees payable (Note 2)                     36,315           266,475             1
Payable for directors' fees
  and expenses (Note 2)                           11,746           37,718             141
Accrued expenses and
  other liabilities                                2,072            9,345             26
                                              --------------   --------------   ---------------
                                                 8,626,171       26,590,995         581,080
                                              --------------   --------------   ---------------
Net Assets                                    $2,013,701,637   $6,498,020,371     $25,682,091
                                              ==============   ==============   ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)       $1,891,426,474   $5,900,092,599     $22,905,737
Distributions in excess of
  net investment income                          (81,385)         (218,677)           --
Accumulated net investment loss                     --               --            (30,055)
Accumulated net realized loss
  on investment transactions                   (17,915,921)     (363,420,056)      (219,157)
Net unrealized appreciation
  on investments (Note 3)                       140,272,469      961,566,505       3,025,566
                                              --------------   --------------   ---------------
                                              $2,013,701,637   $6,498,020,371     $25,682,091
                                              ==============   ==============   ===============

Investor Class, $10.00 Par Value
Net assets                                    $1,687,629,922   $4,982,768,448     $24,273,024
Shares outstanding                              81,959,753       172,871,171       4,312,645
Net asset value per share                         $20.59           $28.82            $5.63

Advisor Class, $10.00 Par Value
Net assets                                     $171,932,117    $1,288,769,398       $4,211
Shares outstanding                               8,350,341       44,723,574           749
Net asset value per share                         $20.59           $28.82            $5.62

Institutional Class, $10.00 Par Value
Net assets                                     $154,139,598     $226,482,525      $1,404,856
Shares outstanding                               7,485,124        7,855,433         249,298
Net asset value per share                         $20.59           $28.83            $5.64


See Notes to Financial Statements                www.americancentury.com      29


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
                                                  EQUITY          INCOME &         SMALL CAP
                                                  GROWTH            GROWTH        QUANTITATIVE
INVESTMENT INCOME (LOSS)
Income:
Dividends (net of foreign taxes
  withheld of $43,472, $177,120,
  and $279, repsectively)                       $11,227,612       $48,445,912        $63,672
Interest                                         1,751,819         5,667,388          6,295
Securities lending income                         21,684            18,064             --
                                              ---------------   ---------------   -------------
                                                13,001,115        54,131,364         69,967
                                              ---------------   ---------------   -------------

Expenses (Note 2):
Management fees                                  6,692,494        20,294,121         98,882
Distribution fees -- Advisor Class                223,640          1,515,200           20
Service fees -- Advisor Class                     223,640          1,515,200           20
Directors' fees and expenses                      27,414            84,433            1,100
                                              ---------------   ---------------   -------------
                                                 7,167,188        23,408,954         100,022
                                              ---------------   ---------------   -------------

Net investment income (loss)                     5,833,927        30,722,410        (30,055)
                                              ---------------   ---------------   -------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on
  investment transactions                      (10,033,217)      (180,799,479)      (175,105)
Change in net unrealized
  appreciation on investments                  (114,353,441)     (133,802,881)       297,293
                                              ---------------   ---------------   -------------

Net realized and unrealized
  gain (loss) on investments                   (124,386,658)     (314,602,360)       122,188
                                              ---------------   ---------------   -------------

Net Increase (Decrease)
  in Net Assets Resulting
  from Operations                             $(118,552,731)    $(283,879,950)       $92,133
                                              ===============   ===============   =============


30      1-800-345-2021                         See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2000

                                             EQUITY GROWTH                     INCOME & GROWTH
Decrease in Net Assets                  2001              2000              2001              2000

OPERATIONS
Net investment income                $5,833,927        $12,830,217       $30,722,410       $61,582,563
Net realized gain (loss) on
  investment transactions           (10,033,217)       116,955,343      (180,799,479)     (150,616,452)
Change in net unrealized
  appreciation on investments       (114,353,441)     (413,130,984)     (133,802,881)     (709,863,517)
                                   ---------------   ---------------   ---------------   ---------------
Net decrease in net assets
  resulting from operations         (118,552,731)     (283,345,424)     (283,879,950)     (798,897,406)
                                   ---------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class                     (5,014,764)      (11,338,057)      (24,993,390)      (52,573,625)
  Advisor Class                       (284,267)         (624,568)        (4,601,822)       (6,620,326)
  Institutional Class                 (616,281)         (960,554)        (1,345,875)       (2,389,281)
In excess of net
investment income:
  Investor Class                         --             (138,033)            --                --
  Advisor Class                          --              (7,603)             --                --
  Institutional Class                    --             (11,694)             --                --
From net realized gains on
investment transactions:
  Investor Class                         --           (115,322,676)          --                --
  Advisor Class                          --           (12,011,665)           --                --
  Institutional Class                    --            (7,704,970)           --                --
In excess of net
realized gains on
investment transactions:
  Investor Class                         --            (6,754,712)           --                --
  Advisor Class                          --             (703,551)            --                --
  Institutional Class                    --             (451,297)            --                --
                                   ---------------   ---------------   ---------------   ---------------
Decrease in net assets
  from distributions                 (5,915,312)      (156,029,380)     (30,941,087)      (61,583,232)
                                   ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions                (123,532,030)      236,618,171       41,549,685        412,641,446
                                   ---------------   ---------------   ---------------   ---------------

Net decrease in net assets          (248,000,073)     (202,756,633)     (273,271,352)     (447,839,192)

NET ASSETS
Beginning of period                 2,261,701,710     2,464,458,343     6,771,291,723     7,219,130,915
                                   ---------------   ---------------   ---------------   ---------------
End of period                      $2,013,701,637    $2,261,701,710    $6,498,020,371    $6,771,291,723
                                   ===============   ===============   ===============   ===============
Distributions in excess of
  net investment income               $(81,385)            --            $(218,677)            --
                                   ===============   ===============   ===============   ===============


See Notes to Financial Statements               www.americancentury.com      31


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2000

                                                      SMALL CAP QUANTITATIVE
Increase in Net Assets                                 2001            2000

OPERATIONS
Net investment loss                                  $(30,055)       $(22,630)
Net realized gain (loss) on
  investment transactions                            (175,105)       1,567,160
Change in net unrealized
  appreciation on investments                         297,293        (146,399)
                                                   -------------   -------------
Net increase in net assets
  resulting from operations                           92,133         1,398,131
                                                   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on
investment transactions:
  Investor Class                                     (654,111)       (631,491)
  Advisor Class                                       (1,029)         (1,010)
  Institutional Class                                (40,787)        (44,628)
                                                   -------------   -------------
Decrease in net assets
from distributions                                   (695,927)       (677,129)
                                                   -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share transactions                    2,638,153       5,867,355
                                                   -------------   -------------

Net increase in net assets                           2,034,359       6,588,357

NET ASSETS
Beginning of period                                 23,647,732      17,059,375
                                                   -------------   -------------
End of period                                       $25,682,091     $23,647,732
                                                   =============   =============

Accumulated net investment loss                      $(30,055)          --
                                                   =============   =============


32      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Equity Growth Fund (Equity Growth), Income & Growth Fund (Income & Growth) and Small Cap Quantitative Fund (Small Cap Quantitative) (the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. Small Cap Quantitative seeks long-term capital appreciation by investing primarily in equity securities of small companies. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Equity Growth and Income & Growth are authorized to issue the following classes of shares: the Investor Class, the Advisor Class, the Institutional Class and the C Class. Small Cap Quantitative is authorized to issue the Investor Class, the Advisor Class and the Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class for Equity Growth had not commenced as of June 30, 2001. Sale of the C Class for Income & Growth commenced on June 28, 2001. Due to the small amount of transactions for the C Class, class specific information for the C Class is not included in the principal financial statements or on the performance page. At June 30, 2001, net assets for the C Class were $34,153, outstanding shares were 1,185 and the net asset value per share was $28.82.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the funds' custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly for the funds. Distributions from net realized gains for the funds are expected to be declared and paid semi-annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 2000, Income & Growth had accumulated net realized capital loss carryovers for federal income tax purposes of $53,444,500 (expiring in 2007 through 2008), which may be used to offset future taxable gains.

    For the two-month period ended December 31, 2000, Equity Growth and Income & Growth incurred net capital losses of $3,015,788 and $88,812,361, respectively. Equity Growth and Income & Growth have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.


                                                 www.americancentury.com      33


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to 0.5200% for Equity Growth and Income & Growth and 0.5380% to 0.7200% for Small Cap Quantitative. The rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class and the Institutional Class are 0.2500% less and 0.2000% less, respectively, at each point within the Complex Fee (Investor Class) range. For the six months ended June 30, 2001, the effective annual Investor Class management fee was 0.68%, 0.68%, and 0.88%, for Equity Growth, Income & Growth, and Small Cap Quantitative, respectively.

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan for the Advisor Class and a Master Distribution and Individual Shareholder Services Plan for the C Class (collectively "the plans"), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred by the funds under the plan during the six months ended June 30, 2001, were $447,280, $3,030,400, and $40, for Equity Growth, Income & Growth, and Small Cap Quantitative, respectively. No fees were incurred for the C Class during the six months ended June 30, 2001.

    The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan), an equity investor in American Century Companies, Inc. The funds have a bank line of credit agreement with J.P. Morgan (see Note 6). Equity Growth and Income & Growth have a securities lending agreement with Chase Manhattan Bank (Chase) (see note 5). Chase is a wholly owned subsidiary of J.P. Morgan.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended June 30, 2001, were as follows:

                                                                   SMALL CAP
                              EQUITY GROWTH    INCOME & GROWTH    QUANTITATIVE

Purchases                     $841,910,716     $1,838,996,599      $12,008,379
Proceeds from sales           $930,600,397     $1,860,480,674      $10,009,164

    On June 30, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                   SMALL CAP
                              EQUITY GROWTH    INCOME & GROWTH    QUANTITATIVE

Appreciation                  $290,540,247     $1,152,129,303      $4,305,036
Depreciation                  (156,460,345)     (228,434,514)      (1,319,321)
                             ---------------   ---------------   ---------------
Net                           $134,079,902     $  923,694,789      $2,985,715
                             ===============   ===============   ===============
Federal Tax Cost             $1,880,417,945    $5,577,518,870      $23,196,271
                             ===============   ===============   ===============


34      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund. Transactions in shares of the funds were as follows:

                                    EQUITY GROWTH                    INCOME & GROWTH
                               SHARES           AMOUNT           SHARES           AMOUNT
INVESTOR CLASS
Designated Shares           1,000,000,000                     1,000,000,000
                            =============                     =============
Six months ended
  June 30, 2001
Sold                          8,198,797      $169,752,481      21,742,375      $636,856,348
Issued in reinvestment
  of distributions             234,369         4,640,898         841,071        23,442,198
Redeemed                    (14,244,450)     (294,103,688)    (29,718,576)     (861,649,385)
                            -------------   ---------------   -------------   ---------------
Net decrease                 (5,811,284)    $(119,710,309)     (7,135,130)    $(201,350,839)
                            =============   ===============   =============   ===============

Year ended
  December 31, 2000
Sold                         31,935,495      $803,020,238      77,987,670     $2,498,696,672
Issued in reinvestment
  of distributions            5,544,374       123,742,627       1,541,084       49,595,829
Redeemed                    (37,998,636)     (957,233,989)    (86,382,919)    (2,767,022,945)
                            -------------   ---------------   -------------   ---------------
Net decrease                  (518,767)      $(30,471,124)     (6,854,165)    $(218,730,444)
                            =============   ===============   =============   ===============

ADVISOR CLASS
Designated Shares            250,000,000                       250,000,000
                            =============                     =============
Six months ended
  June 30, 2001
Sold                          2,205,180      $ 46,457,748      11,327,583      $331,632,394
Issued in reinvestment
  of distributions             14,243           279,714          163,528         4,564,556
Redeemed                     (3,350,733)     (69,605,069)      (4,145,851)     (120,628,051)
                            -------------   ---------------   -------------   ---------------
Net increase (decrease)      (1,131,310)     $(22,867,607)      7,345,260      $215,568,899
                            =============   ===============   =============   ===============

Year ended
  December 31, 2000
Sold                          7,305,059      $182,657,556      37,209,244     $1,201,400,480
Issued in reinvestment
  of distributions             601,306        13,276,463         206,179         6,550,523
Redeemed                     (3,751,094)     (92,577,796)     (19,550,694)     (624,626,550)
                            -------------   ---------------   -------------   ---------------
Net increase                  4,155,271      $103,356,223      17,864,729      $583,324,453
                            =============   ===============   =============   ===============

INSTITUTIONAL CLASS
Designated Shares            250,000,000                       250,000,000
                            =============                     =============
Six months ended
  June 30, 2001
Sold                          1,601,858       $34,686,218       2,116,882       $62,705,952
Issued in reinvestment
  of distributions             30,138           597,512          45,216          1,261,018
Redeemed                      (785,013)      (16,237,844)      (1,257,274)     (36,635,345)
                            -------------   ---------------   -------------   ---------------
Net increase                   846,983        $19,045,886        904,824        $27,331,625
                            =============   ===============   =============   ===============

Year ended
  December 31, 2000
Sold                          6,756,217      $176,314,024       5,975,145      $200,128,601
Issued in reinvestment
  of distributions             402,731         8,877,816         66,950          2,147,130
Redeemed                      (848,480)      (21,458,768)      (4,712,447)     (154,228,294)
                            -------------   ---------------   -------------   ---------------
Net increase                  6,310,468      $163,733,072       1,329,648       $48,047,437
                            =============   ===============   =============   ===============


                                                www.americancentury.com      35


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      SMALL CAP QUANTITATIVE
                                                      SHARES          AMOUNT
INVESTOR CLASS
Designated Shares                                  1,000,000,000
                                                   =============
Six months ended June 30, 2001
Sold                                                 1,002,771      $5,523,999
Issued in reinvestment of distributions               117,930         619,149
Redeemed                                             (637,127)      (3,488,130)
                                                   -------------   -------------
Net increase                                          483,574       $2,655,018
                                                   =============   =============

Year ended December 31, 2000
Sold                                                 2,796,093      $16,253,102
Issued in reinvestment of distributions               109,895         597,831
Redeemed                                            (2,184,857)    (12,343,977)
                                                   -------------   -------------
Net increase                                          721,131       $4,506,956
                                                   =============   =============

ADVISOR CLASS
Designated Shares                                   250,000,000
                                                   =============
Six months ended June 30, 2001
Sold                                                  31,161         $154,828
Issued in reinvestment of distributions                 196            1,028
Redeemed                                             (36,668)        (180,590)
                                                   -------------   -------------
Net decrease                                          (5,311)        $(24,734)
                                                   =============   =============

Year ended December 31, 2000(1)
Sold                                                   5,879          $35,942
Issued in reinvestment of distributions                 185            1,009
Redeemed                                                (4)            (24)
                                                   -------------   -------------
Net increase                                           6,060          $36,927
                                                   =============   =============

INSTITUTIONAL CLASS
Designated Shares                                   250,000,000
                                                   =============
Six months ended June 30, 2001
Sold                                                  11,576          $65,314
Issued in reinvestment of distributions                7,754          40,786
Redeemed                                             (17,658)        (98,231)
                                                   -------------   -------------
Net increase                                           1,672          $7,869
                                                   =============   =============

Year ended December 31, 2000
Sold                                                  297,937       $1,634,715
Issued in reinvestment of distributions                8,203          44,627
Redeemed                                             (58,729)        (355,870)
                                                   -------------   -------------
Net increase                                          247,411       $1,323,472
                                                   =============   =============

(1) September 7, 2000 (commencement of sale) through December 31, 2000.


36      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

5.  SECURITIES LENDING

    At June 30, 2001, securities in Equity Growth and Income & Growth valued at $307,678,398 and $345,816,080, respectively, were on loan through the lending agent, Chase, to certain approved borrowers. Securities received as collateral, at this date, were valued at $311,621,419 and $351,704,897, for Equity Growth and Income & Growth, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have an unsecured $520,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended June 30, 2001.


                                                 www.americancentury.com      37


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                      Investor Class
                                         2001(1)        2000         1999          1998         1997        1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                    $21.77        $26.23       $22.71        $19.04       $15.96      $14.25
                                       -----------   ----------   -----------   ----------   ---------   ----------
Income From Investment Operations
  Net Investment Income                  0.06(2)       0.14(2)      0.18(2)       0.22(2)      0.27(2)      0.27
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions      (1.18)        (2.99)        3.96          4.53         5.36        3.55
                                       -----------   ----------   -----------   ----------   ---------   ----------
  Total From Investment Operations       (1.12)        (2.85)        4.14          4.75         5.63        3.82
                                       -----------   ----------   -----------   ----------   ---------   ----------
Distributions
  From Net Investment Income             (0.06)        (0.14)       (0.19)        (0.20)       (0.24)      (0.26)
  In Excess of Net Investment Income       --           --(3)         --            --           --          --
  From Net Realized Gains on
  Investment Transactions                  --          (1.40)       (0.43)        (0.88)       (2.31)      (1.85)
  In Excess of Net Realized Gains
  on Investment Transactions               --          (0.07)         --            --           --          --
                                       -----------   ----------   -----------   ----------   ---------   ----------
  Total Distributions                    (0.06)        (1.61)       (0.62)        (1.08)       (2.55)      (2.11)
                                       -----------   ----------   -----------   ----------   ---------   ----------
Net Asset Value, End of Period           $20.59        $21.77       $26.23        $22.71       $19.04      $15.96
                                       ===========   ==========   ===========   ==========   =========   ==========
  Total Return(4)                        (5.13)%      (10.95)%      18.47%        25.45%       36.06%      27.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets                   0.68%(5)        0.67%        0.68%         0.69%        0.67%       0.63%
Ratio of Net Investment Income
to Average Net Assets                   0.56%(5)        0.53%        0.77%         1.07%        1.39%       1.74%
Portfolio Turnover Rate                    41%           79%          86%           89%         161%        131%
Net Assets, End of Period
  (in thousands)                       $1,687,630    $1,910,779   $2,316,164    $2,026,304    $773,425    $274,433

(1) Six months ended June 30, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.


38      1-800-345-2021                         See Notes to Financial Statements


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                               Advisor Class
                                            2001(1)     2000        1999       1998      1997(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                       $21.77     $26.23      $22.70     $19.04     $21.61
                                           --------   ---------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(3)                   0.03       0.07        0.12       0.16       0.05
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions         (1.18)     (2.98)       3.98       4.54      (0.25)
                                           --------   ---------   --------   --------   --------
  Total From Investment Operations          (1.15)     (2.91)       4.10       4.70      (0.20)
                                           --------   ---------   --------   --------   --------
Distributions
  From Net Investment Income                (0.03)     (0.08)      (0.14)     (0.16)     (0.06)
  In Excess of Net Investment Income          --        --(4)        --         --         --
  From Net Realized Gains on
  Investment Transactions                     --       (1.40)      (0.43)     (0.88)     (2.31)
  In Excess of Net Realized Gains
  on Investment Transactions                  --       (0.07)        --         --         --
                                           --------   ---------   --------   --------   --------
  Total Distributions                       (0.03)     (1.55)      (0.57)     (1.04)     (2.37)
                                           --------   ---------   --------   --------   --------
Net Asset Value, End of Period              $20.59     $21.77      $26.23     $22.70     $19.04
                                           ========   =========   ========   ========   ========
  Total Return(5)                           (5.26)%   (11.16)%     18.28%     25.14%     (0.50)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                    0.93%(6)     0.92%       0.93%      0.94%    0.94%(6)
Ratio of Net Investment Income
  to Average Net Assets                    0.31%(6)     0.28%       0.52%      0.82%    1.14%(6)
Portfolio Turnover Rate                       41%        79%         86%        89%      161%(7)
Net Assets, End of Period
  (in thousands)                           $171,932   $206,381    $139,696    $72,954     $553

(1) Six months ended June 30, 2001 (unaudited).

(2) October 1, 1997 (commencement of sale) through December 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1997.


See Notes to Financial Statements                www.americancentury.com      39


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                 Institutional Class
                                       2001(1)     2000        1999      1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                  $21.77     $26.24      $22.71     $19.06
                                      --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(3)              0.08       0.19        0.23       0.27
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions    (1.18)     (3.00)       3.97       4.51
                                      --------   ---------   --------   --------
  Total From Investment Operations     (1.10)     (2.81)       4.20       4.78
                                      --------   ---------   --------   --------
Distributions
  From Net Investment Income           (0.08)     (0.19)      (0.24)     (0.25)
  In Excess of Net
  Investment Income                      --        --(4)        --         --
  From Net Realized Gains on
  Investment Transactions                --       (1.40)      (0.43)     (0.88)
  In Excess of Net Realized Gains
  on Investment Transactions             --       (0.07)        --         --
                                      --------   ---------   --------   --------
  Total Distributions                  (0.08)     (1.66)      (0.67)     (1.13)
                                      --------   ---------   --------   --------
Net Asset Value, End of Period         $20.59     $21.77      $26.24     $22.71
                                      ========   =========   ========   ========
  Total Return(5)                      (5.07)%   (10.77)%     18.78%     25.59%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets               0.48%(6)     0.47%       0.48%    0.49%(6)
Ratio of Net Investment Income
  to Average Net Assets               0.76%(6)     0.73%       0.97%    1.27%(6)
Portfolio Turnover Rate                  41%        79%         86%      89%(7)
Net Assets, End of Period
  (in thousands)                      $154,140   $144,542     $8,598     $8,566

(1) Six months ended June 30, 2001 (unaudited).

(2) January 2, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1998.


40      1-800-345-2021                         See Notes to Financial Statements


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                       Investor Class
                                          2001(1)        2000         1999         1998         1997         1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                     $30.19        $34.05       $29.25       $24.31       $20.16       $17.81
                                        -----------   ----------   ----------   ----------   ----------   ---------
Income From Investment Operations
  Net Investment Income                   0.14(2)       0.29(2)      0.33(2)      0.36(2)      0.43(2)       0.44
  Net Realized and Unrealized Gain
  (Loss)on Investment Transactions        (1.37)        (3.86)        4.87         6.23         6.40         3.79
                                        -----------   ----------   ----------   ----------   ----------   ---------
  Total From Investment Operations        (1.23)        (3.57)        5.20         6.59         6.83         4.23
                                        -----------   ----------   ----------   ----------   ----------   ---------
Distributions
  From Net Investment Income              (0.14)        (0.29)       (0.33)       (0.35)       (0.39)       (0.44)
  In Excess of Net
  Investment Income                         --            --          --(3)         --           --           --
  From Net Realized Gains on
  Investment Transactions                   --            --          --          (1.30)       (2.29)       (1.44)
  In Excess of Net Realized Gains
  on Investment Transactions                --            --         (0.07)         --           --           --
                                        -----------   ----------   ----------   ----------   ----------   ---------
  Total Distributions                     (0.14)        (0.29)       (0.40)       (1.65)       (2.68)       (1.88)
                                        -----------   ----------   ----------   ----------   ----------   ---------
Net Asset Value, End of Period            $28.82        $30.19       $34.05       $29.25       $24.31       $20.16
                                        ===========   ==========   ==========   ==========   ==========   =========
  Total Return(4)                         (4.04)%      (10.54)%      17.96%       27.67%       34.52%       24.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets                    0.68%(5)        0.67%        0.68%        0.69%        0.65%        0.62%
Ratio of Net Investment Income
to Average Net Assets                    0.97%(5)        0.89%        1.08%        1.31%        1.81%        2.32%
Portfolio Turnover Rate                     29%           64%          58%          86%         102%          92%
Net Assets, End of Period
  (in thousands)                        $4,982,768    $5,433,541   $6,363,283   $4,313,575   $1,795,124    $717,695

(1) Six months ended June 30, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.


See Notes to Financial Statements                www.americancentury.com      41


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                  Advisor Class
                                          2001(1)        2000         1999         1998       1997(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                     $30.17        $34.05       $29.22       $24.30      $26.36
                                        -----------   ----------   ----------   ----------   ---------
Income From Investment Operations
  Net Investment Income(3)                 0.11          0.21         0.25         0.31        0.01
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions       (1.35)        (3.88)        4.87         6.22        0.25
                                        -----------   ----------   ----------   ----------   ---------
  Total From Investment Operations        (1.24)        (3.67)        5.12         6.53        0.26
                                        -----------   ----------   ----------   ----------   ---------
Distributions
  From Net Investment Income              (0.11)        (0.21)       (0.22)       (0.31)      (0.03)
  In Excess of Net Investment Income        --            --          --(4)         --          --
  From Net Realized Gains on
  Investment Transactions                   --            --           --         (1.30)      (2.29)
  In Excess of Net Realized Gains
  on Investment Transactions                --            --         (0.07)         --          --
                                        -----------   ----------   ----------   ----------   ---------
  Total Distributions                     (0.11)        (0.21)       (0.29)       (1.61)      (2.32)
                                        -----------   ----------   ----------   ----------   ---------
Net Asset Value, End of Period            $28.82        $30.17       $34.05       $29.22      $24.30
                                        ===========   ==========   ==========   ==========   =========
  Total Return(5)                         (4.14)%      (10.78)%      17.65%       27.37%       1.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                  0.93%(6)        0.92%        0.93%        0.94%     0.94%(6)
Ratio of Net Investment Income
  to Average Net Assets                  0.72%(6)        0.64%        0.83%        1.06%     1.22%(6)
Portfolio Turnover Rate                     29%           64%          58%          86%       102%(7)
Net Assets, End of Period
  (in thousands)                        $1,288,769    $1,127,877    $664,412      $63,169     $3,720

(1) Six months ended June 30, 2001 (unaudited).

(2) December 15, 1997 (commencement of sale) through December 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1997.


42      1-800-345-2021                         See Notes to Financial Statements


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                  Institutional Class
                                      2001(1)      2000        1999      1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                 $30.19      $34.06      $29.27     $24.29
                                     ---------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(3)             0.17        0.36        0.39       0.39
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions   (1.36)      (3.88)       4.90       6.26
                                     ---------   ---------   --------   --------
  Total From Investment Operations    (1.19)      (3.52)       5.29       6.65
                                     ---------   ---------   --------   --------
Distributions
  From Net Investment Income          (0.17)      (0.35)      (0.43)     (0.37)
  In Excess of Net
  Investment Income                     --          --         --(4)       --
  From Net Realized Gains on
  Investment Transactions               --          --          --       (1.30)
  In Excess of Net Realized Gains
  on Investment Transactions            --          --        (0.07)       --
                                     ---------   ---------   --------   --------
  Total Distributions                 (0.17)      (0.35)      (0.50)     (1.67)
                                     ---------   ---------   --------   --------
Net Asset Value, End of Period        $28.83      $30.19      $34.06     $29.27
                                     =========   =========   ========   ========
  Total Return(5)                     (3.94)%    (10.35)%     18.27%     27.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets              0.48%(6)      0.47%       0.48%    0.49%(6)
Ratio of Net Investment Income
  to Average Net Assets              1.17%(6)      1.09%       1.28%    1.51%(6)
Portfolio Turnover Rate                 29%         64%         58%      86%(7)
Net Assets, End of Period
  (in thousands)                     $226,483    $209,873    $191,436    $38,926

(1) Six months ended June 30, 2001 (unaudited).

(2) January 28, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1998.


See Notes to Financial Statements                www.americancentury.com      43


Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                        Investor Class
                                          2001(1)       2000        1999      1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                      $5.79        $5.49       $5.02      $5.00
                                        -----------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income (Loss)(3)         (0.01)       (0.01)       --(4)      --(4)
  Net Realized and Unrealized Gain
  on Investment Transactions               0.02         0.49        0.48       0.02
                                        -----------   ---------   --------   --------
  Total From Investment Operations         0.01         0.48        0.48       0.02
                                        -----------   ---------   --------   --------
Distributions
  From Net Investment Income                --           --         --(4)       --
  From Net Realized Gains on
  Investment Transactions                 (0.17)       (0.18)        --         --
  In Excess of Net Realized Gains
  on Investment Transactions                --           --        (0.01)       --
                                        -----------   ---------   --------   --------
  Total Distributions                     (0.17)       (0.18)      (0.01)       --
                                        -----------   ---------   --------   --------
Net Asset Value, End of Period             $5.63        $5.79       $5.49      $5.02
                                        ===========   =========   ========   ========
  Total Return(5)                          0.38%        8.90%       9.76%      0.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                  0.88%(6)       0.88%       0.88%    0.94%(6)
Ratio of Net Investment Income
  (Loss) to Average Net Assets          (0.27)%(6)     (0.13)%      0.06%    0.20%(6)
Portfolio Turnover Rate                     43%          93%        148%        30%
Net Assets, End of Period
  (in thousands)                          $24,273      $22,178     $17,058    $14,971

(1) Six months ended June 30, 2001 (unaudited).

(2) July 31, 1998 (inception) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.


44      1-800-345-2021                         See Notes to Financial Statements


Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                             Advisor Class
                                                         2001(1)       2000(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period                      $5.79         $6.32
                                                       -----------   -----------
Income From Investment Operations
  Net Investment Loss(3)                                 (0.01)        (0.01)
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions                       0.01         (0.35)
                                                       -----------   -----------
  Total From Investment Operations                         --          (0.36)
                                                       -----------   -----------
Distributions
  From Net Realized Gains on
  Investment Transactions                                (0.17)        (0.17)
                                                       -----------   -----------
Net Asset Value, End of Period                            $5.62         $5.79
                                                       ===========   ===========
  Total Return(4)                                         0.21%        (5.47)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                                 1.13%(5)      1.12%(5)
Ratio of Net Investment Loss
  to Average Net Assets                                (0.52)%(5)    (0.43)%(5)
Portfolio Turnover Rate                                    43%         93%(6)
Net Assets, End of Period
  (in thousands)                                           $4            $35

(1) Six months ended June 30, 2001 (unaudited).

(2) September 7, 2000 (commencement of sale) through December 31, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2000.


See Notes to Financial Statements                www.americancentury.com      45


Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                      Institutional Class
                                               2001(1)       2000       1999(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period            $5.79        $5.49       $4.77
                                             -----------   ---------   ---------
Income From Investment Operations
  Net Investment Income(3)                      --(4)        --(4)       --(4)
  Net Realized and Unrealized Gain
  on Investment Transactions                    0.02         0.49        0.73
                                             -----------   ---------   ---------
  Total From Investment Operations              0.02         0.49        0.73
                                             -----------   ---------   ---------
Distributions
  From Net Investment Income                     --           --        (0.01)
  From Net Realized Gains on
  Investment Transactions                      (0.17)       (0.19)        --
                                             -----------   ---------   ---------
  Total Distributions                          (0.17)       (0.19)      (0.01)
                                             -----------   ---------   ---------
Net Asset Value, End of Period                  $5.64        $5.79       $5.49
                                             ===========   =========   =========
  Total Return(5)                               0.56%        9.08%      15.25%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                       0.68%(6)       0.68%     0.68%(6)
Ratio of Net Investment Income
  (Loss) to Average Net Assets               (0.07)%(6)      0.07%     0.36%(6)
Portfolio Turnover Rate                          43%          93%       148%(7)
Net Assets, End of Period
  (in thousands)                               $1,405       $1,434      $1,180

(1) Six months ended June 30, 2001 (unaudited).

(2) October 1, 1999 (commencement of sale) through December 31, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1999.


46      1-800-345-2021                         See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class, Advisor Class, Institutional Class, and C Class. (C Class shares are not available for Small Cap Quantitative.)

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class shares are purchased. The total expense ratio of the C Class share is higher than the total expense ratio of Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      47


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century's quantitative equity funds are managed using computer models as key tools in making investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates portfolios that balance high-ranking stocks with an overall risk level that is comparable to each fund's benchmark index.

     EQUITY GROWTH seeks capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500.

     INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     SMALL CAP QUANTITATIVE seeks capital appreciation by investing in the common stocks of smaller companies. Its goal is to achieve a total return that exceeds the total return of the S&P SmallCap 600. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     S&P/BARRA VALUE AND GROWTH indices--companies in each S&P index are split into two groups based on price-to-book ratios to create value and growth indices. The Value index contains companies with lower price-to-book ratios, while the Growth index contains those with higher ratios.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       KURT BORGWARDT
       BILL MARTIN
       JOHN SCHNIEDWIND
       JEFF TYLER
       MATTI VON ToRK

[photo of Quantitative Analyst Team]

Quantitative Analyst Team


48      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 38-46.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES --the number of different companies held by the fund on a given date.

* DIVIDEND YIELD --a percentage return calculated by dividing the fund's dividend distributions over the past year by its current share price.

* PRICE/EARNINGS (P/E) RATIO --a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share are calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER --the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO --the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

EQUITY TERMS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.4 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.5 billion and $11.4 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.


                                                 www.americancentury.com      49


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


50      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      51


Notes
--------------------------------------------------------------------------------


52      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
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INVESTOR RELATIONS
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BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0108                                 American Century Investment Services, Inc.
SH-SAN-26416                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Global Gold
Global Natural Resources


June 30, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months ended June 30, 2001, saw economic growth slow, corporate profits and stock prices fall, and inflation rise. In that environment, Global Gold and Global Natural Resources outperformed the broad U.S. equity market, reminding investors that these funds can play a role as a diversifier in a larger domestic equity portfolio. The funds' investment teams review the economic and market climate, as well as portfolio strategy and performance, beginning on page 3.

     Turning to corporate matters, we're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management company), became ACIM's chairman.

     The chairmanship is a newly created position that allows us to continue to benefit from Bob's 30 years of investment experience, while removing the responsibility for the day-to-day management of ACIM. Bob will focus more on business strategy and professional development of investment managers, serving as a mentor and resource for the various investment management teams.

     Randall Merk, formerly a senior vice president and CIO for American Century's fixed-income discipline, succeeded Bob as ACIM president and CIO. As our top investment management executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who oversaw all of American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights .................. 2
   Market Perspective ................. 3
GLOBAL GOLD
   Performance Information ............ 5
   Management Q&A ..................... 6
   Portfolio at a Glance .............. 6
   Top Ten Holdings ................... 7
   Geographic Composition ............. 8
   Schedule of Investments ............ 9
GLOBAL NATURAL RESOURCES
   Performance Information ............10
   Management Q&A .....................11
   Industry Weightings ................11
   Portfolio at a Glance ..............11
   Top Ten Holdings ...................12
   Geographic Composition .............13
   Economic Growth
      Forecasts .......................13
   Schedule of Investments ............14
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .....................16
   Statement of Operations ............17
   Statement of Changes
      in Net Assets ...................18
   Notes to Financial
      Statements ......................19
   Financial Highlights ...............22
OTHER INFORMATION
   Share Class and Retirement
      Account Information .............26
   Background Information
      Investment Philosophy
         and Policies .................27
      Comparative Indices .............27
      Lipper Rankings .................27
      Investment Team
         Leaders ......................27
   Glossary ...........................28


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

Gold

* The price of an ounce of gold ended the first half of 2001 right where it started--around $270--despite some sharp volatility in between.

* Higher energy prices and lower interest rates helped boost demand for gold. Those factors were countered by slower global growth and a strong U.S. dollar, which weighed on demand.

* Gold shares benefited from all the volatility in the metal's price, enjoying one of the best six-month periods in the fund's existence.

*   Gold stocks also got a boost from merger and acquisition activity.

Natural Resources

* Prices for energy and basic materials tumbled during the last six months, with the major commodity indexes falling between 12% and 18%.

* Slower global economic growth and industrial production cut into commodity demand, which also led to some inventory buildups and supply overhangs.

* Lower commodity prices meant poor performance by natural resources company stocks. Energy shares had negative returns, while basic materials shares were little changed.

* Within energy stocks, the big, diversified oil companies did best, while oil service and exploration names did worst.

GLOBAL GOLD

* Global Gold enjoyed an excellent six months, earning a healthy return and beating its Lipper group average by a wide margin (see page 5 for performance comparisons).

* We outperformed the Lipper group average because we run Global Gold as a pure play on the broad gold market; as a result, we tend to beat the Lipper group when gold rallies--as it did in April and May--and lag when gold falls.

* The fund trailed its benchmark, primarily because we overweighted low-cost gold companies. These shares held up well in years past, but lagged when gold rallied in early 2001.

* We see gold continuing in its current trading range of $260 to $300 an ounce, and think gold shares are likely to move sideways for now.

GLOBAL NATURAL RESOURCES

* The Global Natural Resources fund posted a negative return, but still beat the broad U.S. equity market for the six months.

* We beat our Lipper group average but trailed our benchmark (see page 10 for performance comparisons).

* We outdid our competitors by holding more basic materials shares. But we were underweight basic materials relative to our benchmark index, so we lagged for the six months.

* Analysts continue to revise their global economic growth projections downward for 2001, though the outlook for growth--and commodity shares-- gets better in 2002.

[right margin]

                 GLOBAL GOLD(1)
                     (BGEIX)
    TOTAL RETURNS:            AS OF 6/30/01
       6 Months                      21.69%(2)
       1 Year                         9.14%
    INCEPTION DATE:                 8/17/88
    NET ASSETS:              $169.6 million(3)

           GLOBAL NATURAL RESOURCES(1)
                     (BGRIX)
    TOTAL RETURNS:            AS OF 6/30/01
       6 Months                      -3.07%(2)
       1 Year                         1.90%
    INCEPTION DATE:                 9/15/94
    NET ASSETS:               $49.7 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 5 and 10.
Investment terms are defined in the Glossary on pages 28-29.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

GOLD OVERVIEW

     The price of a troy ounce of gold finished the six months ended June 30, 2001, virtually unchanged despite hitting an 11-month high of around $290 an ounce in May. All the volatility in gold bullion was good for gold company shares. For the six months, the FT-SE Gold Mines Index returned 13.57%.

GOLD BULLION

     Among the positives for gold were higher inflation, lower interest rates, and technical (supply and demand) factors.

     On the inflation front, the U.S. consumer price index ran at an annual pace of 3.8% for the six months. That compares with an average annual rate of about 2.5% for the last five years. Rising inflation is good for gold because the precious metal has historically been viewed as a hedge against inflation.

     In addition, central banks around the world cut interest rates a combined total of 80 times in the first six months of 2001. Lower rates are good for gold. One important reason for that is that declining interest rates make gold more attractive relative to bonds and other interest-bearing assets.

     Market technical factors also helped gold, particularly during April and May. World central banks sold and loaned out less gold. Less gold lending meant higher lease rates, reducing the incentive for gold companies to sell their production forward. In a forward sale, gold companies borrow gold and sell it at current prices. That's been a good way for them to hedge against declines in gold. The downside is that forward sales increase supply, which weighs on prices.

     For all those positives, gold failed to hang on to its gains. Slower global growth limited jewelry demand for the precious metal. In particular, Asia is an important source of jewelry demand. But Japan's slide toward recession has been weighing on surrounding economies.

     What's more, the U.S. dollar surged. Gold is priced in dollars, so a stronger dollar makes gold more expensive for foreign buyers. The Brazilian and Australian currencies flirted with all-time lows against the greenback, while the yen and several other Asian currencies hit two- and three-year lows during the last six months.

GOLD SHARES

     Higher gold prices benefit gold stocks, and the higher a company's production costs, the better its shares tend to do when gold bounces. As a result, Australian and South African companies--which tend to have the highest production costs--did best, followed by North American gold companies (see the chart at right).

     Gold shares also benefited from consolidation--leading North American gold producer Barrick bought Australian company Homestake Mining. The purchase was good for gold company shares because it suggests a move is afoot to consolidate production.

[right margin]

"VOLATILITY IN GOLD BULLION WAS GOOD FOR GOLD COMPANY SHARES."

GOLD RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

GOLD BULLION
   SPOT PRICE OF GOLD BULLION       -0.51%

GOLD STOCK INDICES
   FT-SE GOLD MINES INDEX           13.57%
      Africa                        15.83%
      Australia                     30.41%
      North America                  8.10%

Source: Bloomberg Financial Markets

"GOLD SHARES ALSO BENEFITED FROM CONSOLIDATION."


                                                 www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

COMMODITIES

     Commodity prices--particularly energy prices--slumped during the six months ended in June. The Commodities Research Bureau Commodities Index declined almost 12% to its lowest level since January 2000. Meanwhile, the Goldman Sachs Commodities Index, which is more heavily weighted toward energy, fell about 18%.

     A downturn in global growth and industrial production sapped demand for commodities. Some measures of economic activity slowed on the most widespread level seen in more than 25 years.

     In terms of energy, the price of oil softened considerably after soaring to post-Gulf War highs in 2000. Slower economic growth meant weaker global demand, while oil capacity and inventories climbed. Similarly, demand for natural gas waned, sending its price tumbling by as much as two-thirds from its high last winter.

     Basic materials struggled in the weak economic environment, continuing a theme from late last year. Metals prices slid as industrial production slowed. Weaker demand and higher inventories also took their toll on prices for paper and forest products. In both the metals and papers groups, producers have attempted to stabilize prices by halting production and taking refineries and other plants off line for maintenance. Despite the production cuts, excess capacity in raw materials remains, weighing on prices.

NATURAL RESOURCES STOCKS

     Natural resources stocks posted flat to negative returns for the first half, but that performance masks some sharp volatility from quarter to quarter. In particular, the first quarter of 2001 saw these shares dragged down by worries over a slowing global economy and weak corporate earnings forecasts. But shares of companies that produce and market basic materials experienced some big swings during the second quarter before finishing the six months virtually unchanged (see the chart at left).

     Within the energy sector, performance was generally weak. Falling oil prices drove down stocks of the smaller oil service and exploration companies, which are very sensitive to changes in the price of oil. By contrast, the large integrated oil companies posted positive returns.

     For natural gas stocks, the fallout from the California energy crisis compounded the weakness caused by lower commodity prices. Shares for this group slumped as accusations of price gouging and speculation about future price caps clouded their outlook.

     Basic materials stocks seesawed during the first half of the year. Early in the year, earnings warnings plagued paper and metals company stocks. During the second quarter, however, these stocks rebounded. In part, that's because some investors saw basic materials shares as cheap after a difficult 2000 and early 2001. Others seemed a little more optimistic about the future prospects for global economic growth and the earnings outlook for these stocks down the road.

[left margin]

"A DOWNTURN IN GLOBAL GROWTH AND INDUSTRIAL PRODUCTION SAPPED DEMAND FOR COMMODITIES."

[line graph - data below]

ENERGY & BASIC MATERIALS STOCKS
(PERFORMANCE OF $1 FOR THE SIX MONTHS ENDED 6/30/01)

DATE                 Energy          Basic Materials
31-Dec-00            1.00%               1.00%
                     0.96%               1.00%
                     0.96%               0.96%
                     0.93%               0.96%
                     0.96%               0.97%
                     0.96%               1.02%
                     0.99%               1.01%
                     0.97%               1.01%
                     0.94%               1.00%
                     0.97%               1.03%
                     0.99%               1.05%
                     0.93%               0.96%
                     0.90%               0.94%
                     0.93%               0.96%
                     0.93%               0.98%
                     0.95%               1.03%
                     0.96%               1.06%
                     1.01%               1.09%
                     0.98%               1.11%
                     0.98%               1.10%
                     1.02%               1.16%
                     1.00%               1.13%
                     1.01%               1.12%
                     1.00%               1.07%
                     1.00%               1.01%
                     0.97%               1.00%
30-Jun-01            0.94%               1.00%

Source: FactSet


4      1-800-345-2021


Global Gold--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2001

                                 INVESTOR CLASS (INCEPTION 8/17/88)                   ADVISOR CLASS (INCEPTION 5/6/98)
                 GLOBAL     FUND       MSCI WORLD       GOLD-ORIENTED FUNDS(2)        GLOBAL     FUND       MSCI WORLD
                  GOLD    BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING    GOLD    BENCHMARK   STOCK INDEX
========================================================================================================================
6 MONTHS(1)      21.69%    23.78%      -10.66%          13.58%             --         21.38%    23.78%       -10.66%
1 YEAR            9.14%     7.42%      -20.40%          10.54%        22 OUT OF 33     9.11%     7.42%       -20.40%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          -5.04%    -4.36%        1.09%          -1.06%        22 OUT OF 30    -5.27%    -4.36%         1.09%
5 YEARS         -15.57%   -15.45%        8.13%         -14.41%        18 OUT OF 25       --       --           --
10 YEARS         -4.52%    -4.44%       10.02%          -4.65%        10 OUT OF 17       --       --           --
LIFE OF FUND     -4.35%    -3.80%(3)     9.20%(3)       -4.26%        10 OUT OF 16   -11.63%   -11.99%(4)      1.37%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 8/31/88, the date nearest the class's inception for which data are available.

(4) Index data since 4/30/98, the date nearest the class's inception for which data are available.

See pages 26-28 for information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

PERFORMANCE OF $10,000 OVER 10 YEARS
Value on 6/30/01
MSCI World Stock Index         $25,988
Fund Benchmark                  $6,442
Global Gold                     $6,296

                                         MSCI World
                  Global Gold           Stock Index          Fund Benchmark
DATE                 VALUE                 VALUE                 VALUE
6/30/91             $10,000               $10,000               $10,000
6/30/92              $9,144               $10,422                $9,239
6/30/93             $13,938               $12,168               $14,232
6/30/94             $13,307               $13,414               $13,614
6/30/95             $14,126               $14,845               $14,338
6/30/96             $14,682               $17,582               $14,773
6/30/97             $10,768               $21,498               $10,204
6/30/98              $7,352               $25,159                $7,297
6/30/99              $6,475               $29,101                $6,782
6/30/00              $5,769               $32,649                $5,997
6/30/01              $6,296               $25,988                $6,442

$10,000 investment made 6/30/91

The graph at left shows the performance of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The MSCI World Stock Index (defined on page 27) and the fund benchmark are provided for comparison. Global Gold's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

                  Global Gold          Fund Benchmark
DATE                RETURN                RETURN
6/30/92             -8.56%                -7.61%
6/30/93             52.43%                54.04%
6/30/94             -4.53%                -4.34%
6/30/95              6.16%                 5.32%
6/30/96              3.93%                 3.03%
6/30/97            -26.66%               -30.93%
6/30/98            -31.72%               -28.49%
6/30/99            -11.93%                -7.06%
6/30/00            -10.91%               -11.57%
6/30/01              9.14%                 7.42%


                                                 www.americancentury.com      5


Global Gold--Q&A
--------------------------------------------------------------------------------
[photo of Bill Martin]

     An interview with Bill Martin, a portfolio manager on the Global Gold fund investment team.

HOW DID GLOBAL GOLD PERFORM DURING THE FIRST HALF OF 2001?

     Global Gold put together one of its best six-month performances on record, returning 21.69%.* The last six months illustrate some of the key themes we've been stressing in our reports to shareholders in recent years. To do well, gold needs low to negative real interest rates; gold shares need volatility in the price of the metal; and the fund needs a bounce in the gold market. We've seen all three of those things so far this year, and the fund's done very well as a result.

     In addition, gold stocks beat the broad U.S. equity market for the year to date-- the S&P 500 and Nasdaq returned -6.70% and -12.38%, respectively. We think that shows that gold shares can play a small role as a diversifier for a larger domestic equity portfolio.

HOW DID THE FUND DO VERSUS ITS LIPPER GROUP AND BENCHMARK?

     Global Gold's 21.69% return was much better than the 13.58% average return of the 34 gold-oriented funds tracked by Lipper Inc. We run our fund against a benchmark of stocks designed to track the entire gold market. As a result, our fund behaves much more like a pure play on the gold market than do the funds in our peer group. So when gold and gold shares rally, our fund has tended to be a top-of-the-chart performer. Of course, the opposite is also true--we tend to lag the Lipper group when gold stumbles.

WHY DID GLOBAL GOLD LAG ITS BENCHMARK?

     The best way to understand the fund's performance versus its benchmark is to look at our company weightings. We've been underweighting companies with high production costs and overweighting those with low production costs for some time now. That's helped the fund ride out a bumpy road for gold and gold shares during recent years.

     But that strategy detracted modestly from performance over the last six months, when a handful of these higher-cost gold producers did very well. Returns were particularly good for some small, highly leveraged, high-cost gold companies that had been flirting with bankruptcy.

     We tend to underweight or hold only benchmark weights in these high-risk, high-volatility shares. Instead, we've tended to overweight the largest, lowest-cost producers, such as Barrick. So even though the fund did very well on an absolute basis and versus its Lipper group, we could have done better versus our benchmark had it not been for this slightly more conservative positioning.

YOU MENTIONED BARRICK, THE FUND'S LARGEST HOLDING. WHY SUCH A BIG POSITION IN THIS STOCK?

     Barrick is the premier gold company--it has the lowest production costs in the industry, and has done a great job hedging its production. As a result, holding an overweight position in Barrick helped fund returns hold up during

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"GLOBAL GOLD PUT TOGETHER ONE OF ITS BEST SIX-MONTH PERFORMANCES ON RECORD."

PORTFOLIO AT A GLANCE
                           6/30/01      12/31/00
NO. OF COMPANIES             40            42
PORTFOLIO TURNOVER          5%(1)        17%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.68%(3)       0.67%

(1) Six months ended 6/30/01.

(2) Year ended 12/31/00.

(3) Annualized.

Investment terms are defined in the Glossary on pages 28-29.


6      1-800-345-2021


Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

gold's decline in recent years. But the downside to hedging its gold production is that Barrick didn't benefit as much as un-hedged or highly leveraged companies when gold's price rose.

     In addition, Barrick was hurt by the news that it would acquire Australian gold company Homestake Mining. The purchase was good for gold company shares in general because it signals some consolidation in the industry.

     But the move was viewed as a short-term negative for Barrick, because investors worried about the acquisition price, and whether the deal would dilute the company's earnings. As a result of the deal, Homestake shares were up about 50%; meanwhile, Barrick was down around 7% for the six months. Longer-term, though, we like the transaction because it adds value for Barrick given all the gold Homestake has in the pipeline. In fact, the deal would make Barrick the world's second-largest gold producer.

OKAY, WHAT'S YOUR OUTLOOK FOR GOLD?

     We think gold bullion is likely to continue trading in a range between about $260 and $300 an ounce. Jewelry demand really picks up below $260 an ounce, so that puts a pretty good floor on gold's price. To the high side, gold tends to run into some stiff headwinds in the form of producer selling when it approaches $300 an ounce.

     To really see gold rally, we need to have a weaker dollar, lower interest rates, and accelerating inflation. But we think inflation and energy prices may have peaked. The picture on interest rates is a little better--gold has had some of its best periods when "real" interest rates (prevailing interest rates minus the rate of inflation) are at or below zero, as they were during 1993. Because of all the recent Federal Reserve interest rate cuts, we're approaching zero now. Finally, we need to see some weakness in the dollar before we get really positive on gold. The strong dollar makes gold expensive for foreign buyers, and that's been hurting demand.

CAN YOU TALK A LITTLE MORE ABOUT SUPPLY AND DEMAND IN THE GOLD MARKET?

     Here the news is brighter. Demand for gold continues to run far ahead of mine supply (see the chart below). The difference is being made up from aboveground supply--central bank sales and producer hedging. But as central banks sell off their gold reserves over time, they reduce the available supply of aboveground gold for sale.

     About 10 years ago, central bank gold reserves were equal to a dozen years of gold demand. By 2000, that number was below nine years. What's more, that number gets as small as three to five years if you strip out U.S. gold holdings--which presumably won't be sold off--and account for lending activity. That's a long-term positive, because as this number shrinks, it gets harder and harder for sales of central bank gold to push around the market.

WHAT'S YOUR TAKE ON GOLD SHARES AND THE FUND?

     We've said gold shares looked cheap in the past, but now we think they're fully valued. That's because gold ended up basically unchanged for the last six months, while gold shares were about 15% to 25% higher, depending on which

[right margin]

TOP TEN HOLDINGS
                            % OF FUND INVESTMENTS
                             AS OF         AS OF
                            6/30/01      12/31/00
BARRICK GOLD CORP.           9.0%          10.4%
NEWMONT MINING
   CORP.                     7.7%           6.7%
PLACER DOME INC.             6.7%           7.3%
GOLDCORP INC.                6.0%           4.4%
ANGLOGOLD LIMITED            5.4%           5.2%
GOLD FIELDS LIMITED          5.4%           4.8%
MINAS BUENAVENTURA
   ADR                       5.0%           4.2%
NORMANDY MINING
   LIMITED                   4.6%           4.8%
FRANCO NEVADA
   MINING CORP. LTD.         4.6%           4.8%
MERIDIAN GOLD INC.           4.4%           2.3%

[mountain graph - data below]

SOLID FUNDAMENTALS: DEMAND FOR GOLD
FAR EXCEEDS SUPPLY

            Mine & Scrap Supply      Demand for Gold
1990               2663                   3095
1991               2644                   2810
1992               2725                   3483
1993               2867                   3476
1994               2899                   3135
1995               2900                   3543
1996               3001                   3422
1997               3107                   3937
1998               3635                   4106
1999               3184                   4154
2000               3184                   3646
2001E              3160                   3995

In metric tons

Source: Gold Fields Minerals Services Ltd. and Salomon Smith Barney
"e" = estimate


                                                 www.americancentury.com      7


Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

index you look at. But if we're right that gold is going to remain locked in a trading range for the foreseeable future, then it seems unlikely the shares have much more room to run right now. We think it's more likely that the market will simply move sideways for the rest of the year. As a result, we're likely to maintain the fund's current positioning--favoring the bigger, lower-cost gold companies over the smaller, more risky names.

YOU ALSO MADE SOME CHANGES TO THE FUND'S REDEMPTION FEE, WHICH ARE OUTLINED IN THE PROSPECTUS SUPPLEMENT INCLUDED IN THIS REPORT. WHAT DO THOSE CHANGES MEAN FOR THE PORTFOLIO?

     Effective September 1, 2001, our redemption fee will be 1% for shares held less than 60 days. That compares with our old fee structure of 2% for shares held less than 180 days. The new redemption fee will apply to all shareholders in the fund, regardless of when they made their purchase.

WHY LOWER THE REDEMPTION FEE?

     First things first--the intent of the fee is to discourage short-term trading by people trying to "time" swings in the gold market. And it's important to note that the fees are paid back into the fund itself, not to the management company.

     That said, what we're doing is looking for additional ways to deliver value to our shareholders--one of the ways we can do that is by having competitive fees. For example, Global Gold's management fee was the lowest of any precious metals fund tracked by Morningstar as of June 30. Similarly, in monitoring and researching our redemption fee policies, we believe that lowering the fee would make our fund more competitive with industry norms, while still providing shareholders protection from market timers.

[left margin]

[pie charts - data below]

GEOGRAPHIC COMPOSITION
                           AS OF JUNE 30, 2001
CANADA                            40.4%
AUSTRALIA                         23.7%
AFRICA                            21.7%
UNITED STATES                      9.2%
PERU                               5.0%

                         AS OF DECEMBER 31, 2000
CANADA                            39.8%
AUSTRALIA                         23.4%
AFRICA                            21.0%
UNITED STATES                     11.6%
PERU                               4.2%

Investment terms are defined in the Glossary on pages 28-29.


8      1-800-345-2021



Global Gold--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS -- 98.4%
AUSTRALIA -- 23.7%
                  600,000  Aurora Gold Limited(1)                   $     42,895
                2,716,569  Delta Gold NL(1)                            2,219,546
                2,148,275  Goldfields Limited                          1,943,913
                  399,500  Homestake Mining Co.                        3,029,469
                  767,576  Homestake Mining Co.
                              New York Shares                          5,948,714
               13,725,173  Lihir Gold Limited(1)                       6,377,971
                2,881,062  Newcrest Mining Limited                     6,604,282
               12,445,996  Normandy Mining Limited                     7,880,880
                  100,000  PacMin Mining Corporation
                              Limited(1)                                  45,448
                  375,000  Ranger Minerals NL                            139,790
                1,000,000  Resolute Limited(1)                            47,490
                1,266,509  Sons of Gwalia Limited                      5,865,957
                                                                    ------------
                                                                      40,146,355
                                                                    ------------
CANADA -- 40.4%
                  108,800  Agnico-Eagle Mines Ltd.                       933,690
                  634,200  Agnico-Eagle Mines Ltd. ADR                 5,390,700
                1,010,066  Barrick Gold Corp.                         15,302,500
                  692,700  Bema Gold Corp.(1)                            205,773
                  608,200  Echo Bay Mines Ltd.(1)                        596,036
                  105,000  Francisco Gold Corp.(1)                       447,074
                  608,240  Franco Nevada Mining Corp. Ltd.             7,817,643
                  365,400  Gabriel Resources Ltd. (Acquired
                              2/25/00, Cost $579,201)(1)(2)              904,545
                  793,800  Glamis Gold Ltd.(1)                         2,237,532
                  945,000  Goldcorp Inc.                              10,105,952
                  510,000  Great Basin Gold Ltd.(1)                      326,567
                  175,000  Great Basin Gold Ltd. Warrants(1)                   -
                  550,000  IAMGOLD Corporation(1)                      1,116,447
                2,711,600  Kinross Gold Corp.(1)                       2,291,230
                  371,380  Kinross Gold Corp. ADR(1)                     293,390
                  946,500  Meridian Gold Inc.(1)                       7,479,520
                  195,500  North American Palladium Ltd.(1)            1,529,310
                1,155,995  Placer Dome Inc.                           11,328,751
                  170,000  Rio Narcea Gold Mines, Ltd.(1)                 78,556
                  233,000  TVX Gold, Inc.(1)                             129,270
                  100,000  Viceroy Resource Corp.(1)                      17,163
                                                                    ------------
                                                                      68,531,649
                                                                    ------------

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
GHANA -- 1.3%
                  737,499  Ashanti Goldfields Company Ltd.
                              GDR(1)                                $  2,212,497
                                                                    ------------
PERU -- 5.0%
                  458,500  Minas Buenaventura ADR                      8,454,740
                                                                    ------------
SOUTH AFRICA -- 20.4%
                   15,100  Anglo American Platinum
                              Corp. Limited                              674,157
                  249,601  Anglogold Limited                           9,219,189
                  156,604  Anglogold Limited ADR                       2,804,778
                1,742,892  Avgold Ltd.(1)                              1,040,403
                2,026,434  Gold Fields Limited                         9,135,460
                1,180,922  Harmony Gold Mining Co. Limited             6,887,855
                   15,900  Impala Platinum Holdings Limited              797,669
                1,438,900  JCI Gold Limited(1)                         1,189,987
                  932,600  Western Areas Limited(1)                    2,783,534
                                                                    ------------
                                                                      34,533,032
                                                                    ------------
UNITED STATES -- 7.6%
                  697,042  Newmont Mining Corporation                 12,971,952
                                                                    ------------
TOTAL COMMON STOCKS & WARRANTS                                       166,850,225
                                                                    ------------
   (Cost $195,201,111)

TEMPORARY CASH INVESTMENTS -- 1.6%
               $2,700,000  FHLB Discount Notes, 3.94%,
                              7/2/01(3)                                2,700,000
                                                                    ------------
   (Cost $2,699,705)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $169,550,225
                                                                    ============
   (Cost $197,900,816)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

GDR = Global Depositary Receipt

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act, or exempted from registration, may be only sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 2001, was $904,545 which represented 0.5% of net assets.

(3) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      9



Global Natural Resources--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2001

                         INVESTOR CLASS (INCEPTION 9/15/94)                        ADVISOR CLASS  (INCEPTION 4/26/99)
             GLOBAL                                                                 GLOBAL
             NATURAL      FUND       DJ WORLD        NATURAL RESOURCES FUNDS(2)     NATURAL      FUND       DJ WORLD
            RESOURCES   BENCHMARK   STOCK INDEX   AVERAGE RETURN  FUND'S RANKING   RESOURCES   BENCHMARK   STOCK INDEX
========================================================================================================================
6 MONTHS(1)  -3.07%      -1.38%       -9.14%         -4.54%             --          -3.27%     -1.38%        -9.14%
1 YEAR        1.90%       4.07%      -18.82%          7.45%        51 OUT OF 63      1.59%      4.07%       -18.82%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS       6.24%       7.07%        2.30%          8.23%        37 OUT OF 52        --        --           --
5 YEARS       6.03%       7.50%        7.72%          7.24%        23 OUT OF 31        --        --           --
LIFE OF FUND  7.03%       8.51%(3)     9.27%(3)       9.78%        19 OUT OF 24      6.03%      2.91%(4)     -2.66%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 9/30/94, the date nearest the class's inception for which data are available.

(4) Index data since 4/30/99, the date nearest the class's inception for which data are available.

See pages 26-28 for information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/01
DJ World Stock Index            $18,587
Fund Benchmark                  $17,353
Global Natural Resources        $15,856

                    Global                                      DJ World
               Natural Resources      Fund Benchmark          Stock Index
DATE                 VALUE                 VALUE                 VALUE
9/15/1994           $10,000               $10,000               $10,000
12/31/94             $9,652                $9,711                $9,863
3/31/95             $10,083               $10,157               $10,194
6/30/95             $10,324               $10,409               $10,679
9/30/95             $10,578               $10,673               $11,241
12/31/95            $11,043               $11,173               $11,774
3/31/96             $11,705               $11,818               $12,249
6/30/96             $11,829               $12,086               $12,647
9/30/96             $11,944               $12,283               $12,828
12/31/96            $12,748               $12,956               $13,350
3/31/97             $12,770               $13,200               $13,380
6/30/97             $13,808               $14,480               $15,408
9/30/97             $14,803               $15,308               $15,893
12/31/97            $13,067               $13,560               $15,319
3/31/98             $13,773               $14,614               $17,439
6/30/98             $13,224               $14,136               $17,648
9/30/98             $12,155               $12,944               $15,483
12/31/98            $12,242               $13,174               $18,738
3/31/99             $12,879               $14,157               $19,403
6/30/99             $14,425               $16,121               $20,582
9/30/99             $14,868               $16,559               $20,281
12/31/99            $15,485               $17,035               $23,775
3/31/00             $15,423               $16,620               $23,940
6/30/00             $15,558               $16,675               $22,898
9/30/00             $15,775               $16,818               $22,112
12/31/00            $16,356               $17,595               $20,457
3/31/01             $15,628               $16,961               $17,747
6/30/01             $15,856               $17,353               $18,587

$10,000 investment made 9/15/94*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Dow Jones World Stock Index (defined on page 27) and fund benchmark are provided for comparison. Global Natural Resources' returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                    Global
               Natural Resources       Fund Benchmark
DATE                RETURN                RETURN
6/30/95*             3.24%                 4.09%
6/30/96             14.57%                16.12%
6/30/97             16.73%                19.81%
6/30/98             -4.23%                -2.38%
6/30/99              9.08%                14.04%
6/30/00              7.86%                 3.32%
6/30/01              1.90%                 4.07%

* Fund data from 9/15/94, the class's inception date. Index data from 9/30/94, the date nearest the class's inception for which index data are available.


10      1-800-345-2021


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
[photo of Joe Sterling]

     An interview with Joe Sterling, a portfolio manager on the Global Natural Resources fund investment team.

HOW DID GLOBAL NATURAL RESOURCES PERFORM DURING THE FIRST HALF OF THE YEAR?

     The fund is closely tied to the pace of global economic growth and industrial production. The global economy slowed sharply for the six months, so Global Natural Resources had a poor return. However, the fund's -3.07%* return was better than that of the broader U.S. equity markets--the S&P 500 and Nasdaq returned -6.70% and -12.38%, respectively. So investors who are using this fund as a small slice of a larger, domestic equity portfolio did a little better by diversifying with our fund.

     In addition, the fund's return compared favorably with its Lipper group average. The average return of the 64 natural resources funds tracked by Lipper Inc. was -4.54%. That said, we lagged the -1.38% return of our benchmark, which is made up of companies in the basic materials and energy sectors of the Dow Jones World Stock Index.

WHY DID THE FUND LAG ITS BENCHMARK BUT OUTPERFORM ITS LIPPER GROUP AVERAGE?

     Compared with its benchmark, the fund was underweight basic materials shares and overweight energy stocks. Basic materials outpaced energy during the period, so the fund lagged its benchmark. Conversely, compared with the funds in its Lipper group, Global Natural Resources tends to hold more basic materials shares and less energy stocks. To a lesser extent, our weightings within the energy sector also help explain the fund's relative performance.

HOW WERE THE FUND'S ENERGY HOLDINGS POSITIONED?

     Let's focus on our energy stock holdings in two key groups: the large integrated oil companies and the small oil service and exploration firms. Because the big integrated oil companies make up such a large part of the index, they represent most of our top holdings. Our heavy weighting in these names helped the fund outperform its Lipper group average.

     The large integrated companies are well diversified and have many sides to their business. That means they naturally tend to be less sensitive to changes in the price of oil. So, although oil prices dropped during the period, top fund holdings Exxon Mobil, British Petroleum, Chevron, and Texaco, all made positive contributions to fund performance.

     On the other hand, the smaller service and exploration companies had a tough first half, because they are so sensitive to changes in the price of oil. Our overweight position in this group hindered performance, as did some stock-specific choices in this slice of the portfolio.

CAN YOU GIVE US A LITTLE CLOSER LOOK AT SOME OF THESE EXPLORATION AND PRODUCTION SHARES?

     Within the service and exploration group, the oil and gas drilling companies were hit the hardest. News that a major oil company had broken a

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

[pie charts - data below]

INDUSTRY WEIGHTINGS
                               AS OF JUNE 30, 2001
ENERGY                                67.4%
BASIC MATERIALS                       28.8%
TEMPORARY CASH INVESTMENTS             3.8%

                             AS OF DECEMBER 31, 2000
ENERGY                                71.4%
BASIC MATERIALS                       28.0%
TEMPORARY CASH INVESTMENTS             0.6%

PORTFOLIO AT A GLANCE
                              6/30/01      12/31/00
NO. OF COMPANIES                78            78
PORTFOLIO TURNOVER             6%(1)        52%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)            0.68%(3)       0.67%

(1) Six months ended 6/30/01.

(2) Year ended 12/31/00.

(3) Annualized.

Investment terms are defined in the Glossary on pages 28-29.


                                                 www.americancentury.com      11


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

drilling contract rattled the group, as did declining rig rates. That drove the share price of many of these stocks to 52-week lows. A good example is Anadarko Petroleum, which we were overweight. Anadarko logged some big gains in 2000, but tumbled during the first half of this year. Profit-taking after last year's gains hurt the stock, as did the decline in oil and gas prices.

     The biggest detractor from absolute fund performance, however, was Schlumberger. The oil service company plunged due to the combined effects of the sell-off and a negative response to its acquisition of London-based technology consultant Sema. Investors took a dim view of the proposed acquisition, and responded by sending Schlumberger's share price down 12% on the day of the announcement alone.

HOW DID NATURAL GAS COMPANIES PERFORM?

     Natural gas stocks also suffered from the effects of lower demand, but the political fallout from the energy crisis in California compounded their problems. Accusations of price gouging and the possibility of price caps by the Federal Energy Regulatory Commission (FERC) drove down these companies' share prices during the first half. Finally, in mid-June the FERC voted to impose a ceiling on spot-market prices in 11 Western states. The new plan--which unlike previous caps, applies to energy marketers as well as generation companies--hurt natural gas distributor El Paso Corp., a top ten fund holding.

HOW DID THE BASIC MATERIALS PORTION OF THE PORTFOLIO PERFORM?

     This was a mixed bag--we continued to underweight basic materials stocks, which helped performance into the first quarter of 2001. But beginning in about April, basic materials stocks began to show some signs of life--investors apparently felt that they'd already heard the worst news about global growth, and that lower interest rates would boost the economy.

WHICH BASIC MATERIALS STOCKS HELPED FUND PERFORMANCE?

     Within the basic materials industries, metals companies showed the greatest strength. Top ten fund holding Alcoa was the largest positive contributor to fund performance during the first half of the year. Steel manufacturers Nucor and Billiton also contributed positively to performance. WMC Limited, a major Australian gold producer, benefited from a sharp increase in gold prices and talk of a possible buyout.

     Forest products companies Weyerhaeuser and Georgia Pacific also began to recover from their dismal performances in 2000. For International Paper, however, the malaise continued as it struggled with earnings disappointments in the first half.

LOOKING INTO THE SECOND HALF OF THE YEAR, WHAT IS YOUR OUTLOOK FOR COMMODITY SUPPLIES?

     In energy, inventories are returning to where they've been on average over about the last five years. And although there is some incremental growth in the production of natural gas, demand is outpacing supply. As a result, we anticipate a tighter energy market down the road. That would be a real positive for the energy stocks in the fund.

     In terms of basic materials, we're still seeing signs of excess capacity, though producers have tried to control this through cuts in production. But the real key to basic materials prices is demand, and that's determined by global growth.

[left margin]

"THE FUND IS CLOSELY TIED TO THE PACE OF GLOBAL ECONOMIC GROWTH AND INDUSTRIAL PRODUCTION."

TOP TEN HOLDINGS
                         % OF FUND INVESTMENTS
                          AS OF        AS OF
                         6/30/01      12/31/00
EXXON MOBIL CORP.         5.2%          5.0%
TOTAL FINA ELF SA         5.0%          5.1%
BP PLC(1)                 4.9%          4.6%
CHEVRON CORP.             4.8%          4.4%
ENI S.P.A.                4.0%          4.1%
TEXACO INC.               3.3%          3.0%
ROYAL DUTCH
   PETROLEUM CO.          2.9%          3.0%
ALCOA INC.                2.7%          2.2%
SHELL TRANSPORT &
   TRADING CO. PLC        2.3%          2.2%
EL PASO CORP.(2)          2.1%          2.8%

(1) Formerly BP Amoco Plc.

(2) Formerly El Paso Energy Corporation.


12      1-800-345-2021


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

OKAY, SO WHAT'S YOUR OUTLOOK FOR GLOBAL ECONOMIC GROWTH?

     Analysts are ratcheting down their global growth projections for 2001 pretty severely (see the chart below), though the outlook for 2002 isn't as bad. The biggest positive is in the U.S., where consumers just keep spending, which should help sustain the economy.

     In addition, we think the Federal Reserve has done a good job keeping recession at bay thanks to all their rate cuts in the first half of the year. The Fed predicts U.S. growth on the order of 3% during 2002, and we think that's a reasonable forecast.

     Outside of the U.S., however, the picture looks less encouraging. Japan's economy looks to be in real trouble, though its neighbors, like Korea and Taiwan, seem to be avoiding recession so far. And European economies seem to be running a little behind the U.S. in terms of the growth cycle, so it's possible they're not at a bottom yet, even if the U.S. is.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND?

     Near term, we think we'll continue to see slow global growth and sluggish industrial production. That normally means lower commodity prices. Pricing should hang in best in areas where excess capacity and inventory overhangs are less extreme. Such supply overhangs are less pronounced in energy than in basic materials. As a result, we'll probably continue to favor energy stocks over basic materials shares moving forward.

[bar graph - data below]

ECONOMIC GROWTH FORECASTS

                   Old 2001 Forecast     New 2001 Forecast       2002 Forecast
USA                       3.3%                  1.9%                  3.7%
Japan                     1.4%                  0.0%                  1.6%
Euro Area                 2.8%                  1.9%                  2.3%
Emerging Economies        4.6%                  3.8%                  4.5%
Global                    3.1%                  2.0%                  3.1%

Source: Merrill Lynch

[right margin]

[pie charts - data below]

GEOGRAPHIC COMPOSITION
                              AS OF JUNE 30, 2001
UNITED STATES                        46.4%
EUROPE                               32.6%
AMERICAS (EXCLUDING U.S.)            11.0%
ASIA/PACIFIC                          7.8%
SOUTH AFRICA                          2.2%

                            AS OF DECEMBER 31, 2000
UNITED STATES                        46.4%
EUROPE                               31.4%
AMERICAS (EXCLUDING U.S.)            11.3%
ASIA/PACIFIC                          8.2%
SOUTH AFRICA                          2.7%

Investment terms are defined in the Glossary on pages 28-29.


                                                 www.americancentury.com      13


Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.6%

AUSTRALIA -- 1.8%
Basic Materials
                  405,882  M.I.M. Holdings Limited                   $   248,716
                  100,000  WMC Limited                                   489,203
Energy
                  205,000  Oil Search Limited(1)                         125,620
                                                                     -----------
                                                                         863,539
                                                                     -----------
CANADA -- 9.6%
Basic Materials
                   38,770  Abitibi-Consolidated Inc.                     296,882
                   31,500  Barrick Gold Corp.                            477,226
                   20,000  Inco Ltd.(1)                                  345,200
                   40,000  Meridian Gold Inc.(1)                         313,694
                   40,000  North American Palladium Ltd.(1)              312,902
                   40,000  Tembec Inc.(1)                                293,098
Energy
                   32,500  Anderson Exploration Ltd.(1)                  657,573
                   40,000  Petro-Canada                                  951,117
                   29,079  Suncor Energy, Inc.                           740,964
                    8,000  Talisman Energy, Inc.                         304,981
                                                                     -----------
                                                                       4,693,637
                                                                     -----------
FINLAND -- 0.9%
Basic Materials
                   15,000  UPM-Kymmene Oyj                               425,046
                                                                     -----------
FRANCE -- 5.9%
Energy
                    3,000  Coflexip SA                                   452,925
                   17,500  Total Fina Elf SA                           2,456,417
                                                                     -----------
                                                                       2,909,342
                                                                     -----------
GERMANY -- 0.6%
Basic Materials
                   20,000  ThyssenKrupp AG                               263,082
                                                                     -----------
ITALY -- 4.7%
Energy
                  162,500  ENI S.p.A.                                  1,985,841
                   60,000  Saipem S.p.A.                                 329,446
                                                                     -----------
                                                                       2,315,287
                                                                     -----------
JAPAN -- 5.2%
Basic Materials
                  120,000  Mitsubishi Materials Corp.                    256,988
                       60  Nippon Unipac Holding(1)                      336,876
                  370,000  Nippon Steel Corporation                      560,898
                   60,000  Oji Paper Co. Ltd.                            296,932
                  110,000  Sumitomo Metal Industries(1)                   66,172
Energy
                   50,000  TonenGeneral Sekiyu K.K.                      332,464
                   95,000  Nippon Mitsubishi Oil Company                 536,435
                   30,000  Showa Shell Sekiyu                            174,935
                                                                     -----------
                                                                       2,561,700
                                                                     -----------

Shares                                                                 Value
--------------------------------------------------------------------------------
MEXICO -- 0.8%
Basic Materials
                   30,000  Tubos de Acero de Mexico, SA
                              ADR                                    $   379,500
                                                                     -----------
NETHERLANDS -- 2.9%
Energy
                   25,000  Royal Dutch Petroleum Co.                   1,442,281
                                                                     -----------
NORWAY -- 0.6%
Basic Materials
                   30,000  Smedvig ASA Cl A                              273,520
                                                                     -----------
PORTUGAL -- 0.2%
Basic Materials
                  150,000  Portucel - Empresa Produtora de
                              Pasta e Papel, S.A.                        120,933
                                                                     -----------
SOUTH AFRICA -- 2.2%
Basic Materials
                   19,000  Anglo American Platinum
                              Corp. Limited                              848,278
                    6,000  Anglogold Limited                             221,614
                                                                     -----------
                                                                       1,069,892
                                                                     -----------
SOUTH KOREA -- 0.4%
Basic Materials
                   11,000  Pohang Iron & Steel Co., Ltd. ADR             216,920
                                                                     -----------
SPAIN -- 2.2%
Basic Materials
                   10,000  Acerinox, S.A.                                278,357
Energy
                   50,000  Repsol YPF, S.A.                              827,434
                                                                     -----------
                                                                       1,105,791
                                                                     -----------
SWEDEN -- 1.7%
Basic Materials
                   20,000  Assidoman                                     415,938
                   20,000  Svenska Cellulosa AB Cl B                     424,220
                                                                     -----------
                                                                         840,158
                                                                     -----------
THAILAND -- 0.4%
Energy
                   70,000  PTT Exploration and Production
                              Public Company Ltd.                        193,221
                                                                     -----------
UNITED KINGDOM -- 12.9%
Basic Materials
                   15,648  Anglo American Plc                            235,561
                  125,000  Billiton Plc                                  625,915
                  195,000  Corus Group plc                               167,447
                   50,416  Rio Tinto plc                                 899,340
Energy
                  140,066  BG Group Plc                                  554,848
                  288,706  BP Plc                                      2,385,263
                  160,066  Lattice Group Plc                             359,177
                  134,000  Shell Transport & Trading Co. plc           1,119,407
                                                                     -----------
                                                                       6,346,958
                                                                     -----------


14      1-800-345-2021                         See Notes to Financial Statements


Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
UNITED STATES -- 42.6%
Basic Materials
                   33,400  Alcoa Inc.                                $ 1,315,960
                    7,000  Georgia-Pacific Group                         236,950
                   17,829  International Paper Co.                       636,495
                    9,000  Newmont Mining Corporation                    167,490
                   10,000  Nucor Corp.                                   488,900
                    4,000  Phelps Dodge Corp.                            166,000
                   18,200  Smurfit-Stone Container Corp.(1)              295,295
                    8,500  Weyerhaeuser Co.                              467,245
Energy
                   15,500  Anadarko Petroleum Corp.                      837,465
                   22,500  Burlington Resources, Inc.                    898,875
                   26,300  Chevron Corp.                               2,380,150
                   20,000  Conoco Inc.                                   578,000
                   20,000  El Paso Corp.                               1,050,800
                   18,000  Ensco International Inc.                      421,200
                   29,183  Exxon Mobil Corp.                           2,549,135
                   10,000  Halliburton Co.                               356,000
                   14,000  Nabors Industries, Inc.(1)                    520,800
                   15,200  Noble Affiliates, Inc.                        537,320
                   40,000  Parker Drilling Co.(1)                        260,000
                   12,000  Phillips Petroleum Co.                        684,000
                   19,500  Schlumberger Ltd.                           1,026,675
                    5,000  Smith International, Inc.(1)                  299,500
                   24,500  Texaco Inc.                                 1,631,700
                   12,500  Tidewater Inc.                                471,250
                    7,000  Tosco Corp.                                   308,350
                   14,717  Transocean Sedco Forex, Inc.                  607,076
                    8,000  Ultramar Diamond Shamrock Corp.               378,000
                   15,000  Unocal Corp.                                  512,250
                   10,000  Valero Energy Corp.                           367,800
                   15,500  Williams Companies, Inc. (The)                510,726
                                                                     -----------
                                                                      20,961,407
                                                                     -----------
TOTAL COMMON STOCKS                                                   46,982,214
                                                                     -----------
  (Cost $39,125,772)

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.6%

BRAZIL -- 0.6%
Basic Materials
                   15,000  Aracruz Celulose S.A. ADR                 $   280,500
                                                                     -----------
  (Cost $299,950)

TEMPORARY CASH INVESTMENTS -- 3.8%
               $1,900,000  FHLB Discount Notes, 3.94%,
                              7/2/01(2)                                1,900,000
                                                                     -----------
   (Cost $1,899,792)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $49,162,714
                                                                     ===========
   (Cost $41,325,514)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      15


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                                GLOBAL NATURAL
JUNE 30, 2001 (UNAUDITED)                       GLOBAL GOLD        RESOURCES

ASSETS
Investment securities, at value
  (identified cost of $197,900,816
  and $41,325,514, respectively)
  (Note 3)                                      $169,550,225       $49,162,714
Cash                                               44,484            21,143
Receivable for investments sold                    190,892           480,453
Receivable for capital shares sold                 181,847           578,464
Dividends and interest receivable                    --              55,393
                                               ---------------   ---------------
                                                 169,967,448       50,298,167
                                               ---------------   ---------------

LIABILITIES
Payable for capital shares redeemed                156,888           39,687
Payable for investments purchased                    --              541,844
Accrued management fees (Note 2)                   93,968            28,860
Distribution fees payable (Note 2)                   12                12
Service fees payable (Note 2)                        12                12
Dividends payable                                  115,302           19,590
Payable for directors' fees
  and expenses (Note 2)                              972               299
Accrued expenses and other liabilities               173               24
                                               ---------------   ---------------
                                                   367,327           630,328
                                               ---------------   ---------------
Net Assets                                      $169,600,121       $49,667,839
                                               ===============   ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)         $401,259,770       $41,906,219
Undistributed net investment income                23,403             6,203
Accumulated net realized loss on
  investment and foreign currency
  transactions                                  (203,332,461)       (81,385)
Net unrealized appreciation
  (depreciation) on investments and
  translation of assets and liabilities
  in foreign currencies (Note 3)                (28,350,591)        7,836,802
                                               ---------------   ---------------
                                                $169,600,121       $49,667,839
                                               ===============   ===============

Investor Class, $10.00 Par Value
Net assets                                      $169,540,163       $49,610,148
Shares outstanding                               35,223,289         4,012,039
Net asset value per share                           $4.81            $12.37

Advisor Class, $10.00 Par Value
Net assets                                         $59,958           $57,691
Shares outstanding                                 12,466             4,666
Net asset value per share                           $4.81            $12.36


16      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
                                                                  GLOBAL NATURAL
                                                 GLOBAL GOLD        RESOURCES
INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld
  of $69,016 and $50,488, respectively)            $1,443,082        $615,587
Interest                                             58,111           27,018
                                                 --------------   --------------
                                                    1,501,193         642,605
                                                 --------------   --------------

Expenses (Note 2):
Management fees                                      501,883          168,958
Distribution fees -- Advisor Class                     60               61
Service fees -- Advisor Class                          60               61
Directors' fees and expenses                          2,774            1,445
                                                 --------------   --------------
                                                     504,777          170,525
                                                 --------------   --------------

Net investment income                                996,416          472,080
                                                 --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investment transactions                            (9,991,990)        341,725
Foreign currency transactions                       (31,671)          (7,294)
                                                 --------------   --------------
                                                  (10,023,661)        334,431
                                                 --------------   --------------

Change in net unrealized
  appreciation (depreciation) on:
Investments                                        38,482,655       (2,589,500)
Translation of assets and
  liabilities in foreign currencies                   4,913            (870)
                                                 --------------   --------------
                                                   38,487,568       (2,590,370)
                                                 --------------   --------------

Net realized and unrealized gain
  (loss) on investments and
  foreign currency                                 28,463,907       (2,255,939)
                                                 --------------   --------------

Net Increase (Decrease) in
  Net Assets Resulting from
  Operations                                      $29,460,323      $(1,783,859)
                                                 ==============   ==============


See Notes to Financial Statements               www.americancentury.com      17


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2000

                                                  GLOBAL GOLD              GLOBAL NATURAL RESOURCES
Increase (Decrease) in Net Assets            2001            2000            2001            2000

OPERATIONS
Net investment income                      $996,416       $1,909,825       $472,080        $700,748
Net realized gain (loss)
  on investment and
  foreign currency
  transactions                           (10,023,661)    (29,509,457)       334,431        2,067,121
Change in net unrealized
  appreciation (depreciation)
  on investments and
  translation of assets and
  liabilities in foreign currencies       38,487,568     (21,081,552)     (2,590,370)      (343,703)
                                         -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets resulting
  from operations                         29,460,323     (48,681,184)     (1,783,859)      2,424,166
                                         -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class                          (2,009,938)      (962,081)       (466,231)       (669,619)
  Advisor Class                              (558)           (96)            (473)           (481)
In excess of net
investment income:
  Investor Class                              --              --              --           (23,773)
  Advisor Class                               --              --              --             (17)
From net realized gains
  on investment transactions:
  Investor Class                              --              --           (329,443)      (2,178,927)
  Advisor Class                               --              --             (302)          (1,892)
In excess of net realized gains
  on investment transactions:
  Investor Class                              --              --              --            (67,281)
  Advisor Class                               --              --              --             (58)
                                         -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions                      (2,010,496)      (962,177)       (796,449)      (2,942,048)
                                         -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions                        552,193      (10,569,721)      1,463,986      (1,833,843)
                                         -------------   -------------   -------------   -------------

Net increase (decrease)
  in net assets                           28,002,020     (60,213,082)     (1,116,322)     (2,351,725)

NET ASSETS
Beginning of period                       141,598,101     201,811,183     50,784,161      53,135,886
                                         -------------   -------------   -------------   -------------
End of period                            $169,600,121    $141,598,101     $49,667,839     $50,784,161
                                         =============   =============   =============   =============

Undistributed net
  investment income                         $23,403       $1,037,483        $6,203           $827
                                         =============   =============   =============   =============


18      1-800-345-2021                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Global Gold Fund (Global Gold) and Global Natural Resources Fund (Global Natural Resources) (the funds) are two funds in a series issued by the corporation. The funds are non-diversified under the 1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. Global Natural Resources' investment objective is to seek to realize a total return consistent with investment in companies that are engaged in the natural resources industry. The funds invest primarily in equity securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: the Investor Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at June 30, 2001.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Those differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


                                                 www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    At December 31, 2000, Global Gold had accumulated net realized capital loss carryovers for federal income tax purposes of $162,955,926 (expiring 2005 through 2008) which may be used to offset future taxable gains.

    For the two-month period ended December 31, 2000, Global Gold incurred net capital and currency losses of $6,597,010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended June 30, 2001, the effective annual Investor Class management fee was 0.68% for Global Gold and Global Natural Resources.

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June 30, 2001, were $120 for Global Gold and $122 for Global Natural Resources.

    The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., and equity investor in American Century Companies, Inc. The funds have a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 5 for information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

3.  INVESTMENT TRANSACTIONS

    Purchases of securities, excluding short-term investments, for the six months ended June 30, 2001, for Global Gold and Global Natural Resources totaled $7,182,486 and $2,755,687, respectively. Sales of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $9,730,388 and $3,821,224, respectively.

    As of June 30, 2001, accumulated net unrealized appreciation (depreciation) for Global Gold and Global Natural Resources was $(51,864,750) and $7,423,450, respectively, based on the aggregate cost of investments for federal income tax purposes of $221,414,975 and $41,739,264, respectively. Accumulated net unrealized appreciation or depreciation consisted of unrealized appreciation of $17,676,518 and $10,765,947, respectively, for Global Gold and Global Natural Resources and unrealized depreciation of $69,541,268 and $3,342,497, respectively.


20      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund. Transactions in shares of the funds were as follows:

                                                   GLOBAL GOLD                GLOBAL NATURAL RESOURCES
                                             SHARES          AMOUNT           SHARES           AMOUNT
INVESTOR CLASS
Designated Shares                         1,000,000,000                    1,000,000,000
                                          =============                    =============
Six months ended June 30, 2001
Sold                                        5,818,343      $26,313,491       1,181,109       $15,442,685
Issued in reinvestment of distributions      393,895        1,894,636         60,673           761,644
Redeemed                                   (6,343,935)    (27,663,440)      (1,141,133)     (14,756,093)
                                          -------------   --------------   -------------   -------------
Net increase (decrease)                     (131,697)       $544,687          100,649        $1,448,236
                                          =============   ==============   =============   =============

Year ended December 31, 2000
Sold                                       10,164,921      $44,897,875       2,696,177       $33,442,950
Issued in reinvestment of distributions      203,768         908,997          230,628         2,802,047
Redeemed                                  (13,147,102)    (56,401,382)      (3,079,462)     (38,083,909)
                                          -------------   --------------   -------------   -------------
Net decrease                               (2,778,413)    $(10,594,510)      (152,657)      $(1,838,912)
                                          =============   ==============   =============   =============

ADVISOR CLASS
Designated Shares                          250,000,000                      250,000,000
                                          =============                    =============

Six months ended June 30, 2001
Sold                                          1,680          $7,585            1,092           $15,068
Issued in reinvestment of distributions        116             557              62               774
Redeemed                                      (153)           (636)             (7)             (92)
                                          -------------   --------------   -------------   -------------
Net increase                                  1,643          $7,506            1,147           $15,750
                                          =============   ==============   =============   =============

Year ended December 31, 2000
Sold                                          7,053          $25,826           1,172           $14,810
Issued in reinvestment of distributions        22              96               202             2,447
Redeemed                                      (275)          (1,133)           (951)          (12,188)
                                          -------------   --------------   -------------   -------------
Net increase                                  6,800          $24,789            423            $5,069
                                          =============   ==============   =============   =============

5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have an unsecured
$520,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended June 30, 2001.


                                                 www.americancentury.com      21


Global Gold--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                   Investor Class
                                          2001(1)     2000        1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                      $4.00      $5.29       $5.52      $6.34      $11.33     $12.37
                                         --------   ---------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income                   0.03(2)    0.05(2)     0.06(2)    0.05(2)      0.09       0.06
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions        0.84      (1.31)      (0.24)     (0.82)      (4.79)     (0.40)
                                         --------   ---------   --------   ---------   --------   --------
  Total From Investment Operations         0.87      (1.26)      (0.18)     (0.77)      (4.70)     (0.34)
                                         --------   ---------   --------   ---------   --------   --------
Distributions
  From Net Investment Income              (0.06)     (0.03)      (0.05)     (0.05)      (0.09)     (0.06)
  From Net Realized Gains on
  Investment Transactions                   --         --          --         --        (0.20)     (0.64)
                                         --------   ---------   --------   ---------   --------   --------
  Total Distributions                     (0.06)     (0.03)      (0.05)     (0.05)      (0.29)     (0.70)
                                         --------   ---------   --------   ---------   --------   --------
Net Asset Value, End of Period             $4.81      $4.00       $5.29      $5.52       $6.34     $11.33
                                         ========   =========   ========   =========   ========   ========
  Total Return(3)                         21.69%    (23.95)%     (3.18)%   (12.18)%    (41.47)%    (2.76)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                  0.68%(4)     0.67%       0.68%      0.69%       0.67%      0.62%
Ratio of Net Investment Income
  to Average Net Assets                  1.33%(4)     1.19%       1.04%      0.75%       0.92%      0.46%
Portfolio Turnover Rate                     5%         17%         53%        68%         28%        45%
Net Assets, End of Period
  (in thousands)                         $169,540   $141,555    $201,790   $228,771    $246,015   $432,587

(1) Six months ended June 30, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.


22      1-800-345-2021                        See Notes to Financial Statements


Global Gold--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                     Advisor Class
                                        2001(1)     2000       1999      1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                    $4.00      $5.29      $5.52      $7.31
                                       --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(3)               0.02       0.03       0.03       0.01
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions      0.84      (1.30)     (0.21)     (1.76)
                                       --------   --------   --------   --------
  Total From Investment Operations       0.86      (1.27)     (0.18)     (1.75)
                                       --------   --------   --------   --------
Distributions
  From Net Investment Income            (0.05)     (0.02)     (0.05)     (0.04)
                                       --------   --------   --------   --------
Net Asset Value, End of Period           $4.81      $4.00      $5.29      $5.52
                                       ========   ========   ========   ========
  Total Return(4)                       21.38%    (24.05)%    (3.30)%   (24.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                0.93%(5)     0.92%      0.93%    0.94%(5)
Ratio of Net Investment Income
  to Average Net Assets                1.08%(5)     0.94%      0.79%    0.20%(5)
Portfolio Turnover Rate                   5%         17%        53%      68%(6)
Net Assets, End of Period               $59,958    $43,243    $21,280    $16,938

(1) Six months ended June 30, 2001 (unaudited).

(2) May 6, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1998.


See Notes to Financial Statements                www.americancentury.com      23


Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                 Investor Class
                                          2001(1)     2000       1999        1998       1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                     $12.97     $13.06     $10.59      $11.48     $11.91     $10.66
                                         --------   --------   ---------   --------   --------   ---------
Income From Investment Operations
  Net Investment Income                   0.12(2)    0.17(2)    0.16(2)      0.19       0.22       0.17
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions       (0.51)      0.51       2.62       (0.90)      0.08       1.46
                                         --------   --------   ---------   --------   --------   ---------
  Total From Investment Operations        (0.39)      0.68       2.78       (0.71)      0.30       1.63
                                         --------   --------   ---------   --------   --------   ---------
Distributions
  From Net Investment Income              (0.12)     (0.17)     (0.17)      (0.18)     (0.23)     (0.17)
  In Excess of Net Investment Income        --       (0.01)      --(3)        --         --         --
  From Net Realized Gains on
  Investment Transactions                 (0.09)     (0.57)     (0.14)        --       (0.50)     (0.21)
  In Excess of Net Realized Gains
  on Investment Transactions                --       (0.02)       --          --         --         --
                                         --------   --------   ---------   --------   --------   ---------
  Total Distributions                     (0.21)     (0.77)     (0.31)      (0.18)     (0.73)     (0.38)
                                         --------   --------   ---------   --------   --------   ---------
Net Asset Value, End of Period            $12.37     $12.97     $13.06      $10.59     $11.48     $11.91
                                         ========   ========   =========   ========   ========   =========
  Total Return(4)                         (3.07)%     5.62%     26.50%      (6.30)%     2.50%     15.45%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                  0.68%(5)     0.67%      0.68%       0.69%    0.73%(6)     0.76%
Ratio of Net Investment Income
  to Average Net Assets                  1.88%(5)     1.35%      1.34%       1.70%    1.55%(6)     1.78%
Portfolio Turnover Rate                     6%         52%        87%         76%        41%        53%
Net Assets, End of Period
  (in thousands)                          $49,610    $50,739    $53,095     $39,749    $46,556    $66,021

(1) Six months ended June 30, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) A portion of the management fee was waived during the year ended December
    31, 1997. In absence of the fee waiver, the ratio of operating expenses to average net assets would have been 0.77% and the ratio of net investment income to average net assets would have been 1.51%.


24      1-800-345-2021                         See Notes to Financial Statements


Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                          Advisor Class
                                                2001(1)       2000       1999(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                           $12.97       $13.06      $11.99
                                               ----------   ---------   --------
Income From Investment Operations
  Net Investment Income(3)                       0.11         0.14        0.07
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions             (0.53)        0.51        1.29
                                               ----------   ---------   --------
  Total From Investment Operations              (0.42)        0.65        1.36
                                               ----------   ---------   --------
Distributions
  From Net Investment Income                    (0.10)       (0.15)      (0.15)
  In Excess of Net Investment Income              --          --(4)       --(4)
  From Net Realized Gains on
  Investment Transactions                       (0.09)       (0.57)      (0.14)
  In Excess of Net Realized Gains
  on Investment Transactions                      --         (0.02)        --
                                               ----------   ---------   --------
  Total Distributions                           (0.19)       (0.74)      (0.29)
                                               ----------   ---------   --------
Net Asset Value, End of Period                  $12.36       $12.97      $13.06
                                               ==========   =========   ========
  Total Return(5)                               (3.27)%       5.38%      11.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                        0.93%(6)       0.92%     0.93%(6)
Ratio of Net Investment Income
  to Average Net Assets                        1.63%(6)       1.10%     0.85%(6)
Portfolio Turnover Rate                           6%           52%       87%(7)
Net Assets, End of Period                       $57,691      $45,641     $40,442

(1) Six months ended June 30, 2001 (unaudited).

(2) April 26, 1999 (commencement of sale) through December 31, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1999.


See Notes to Financial Statements                www.americancentury.com      25


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


26      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers four "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy. They are not intended to serve as a complete investment program by themselves. International investing also involves special risks, such as political instability and currency fluctuations.

     GLOBAL GOLD seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating, or distributing gold or other precious metals throughout the world.

     GLOBAL NATURAL RESOURCES seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The GLOBAL GOLD FUND BENCHMARK was the Benham North American Gold Equities Index from inception through February 1996. From March 1996 through December 1997, the benchmark was the FT-SE Gold Mines Index. Since January 1998, the benchmark has been a proprietary index intended to reflect the entire gold market.

     The FT-SE(reg.tm) GOLD MINES INDEX(1) consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

     The DOW JONES WORLD STOCK INDEX(2) (DJWSI), created by the editors of The Wall Street Journal, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the GLOBAL NATURAL RESOURCES FUND'S BENCHMARK index using the companies represented in two of these sectors--Basic Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources.

     The MORGAN STANLEY WORLD STOCK INDEX (MSCI) is a widely followed group of stocks from 22 different countries including the U.S. and Canada.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated.

     The Lipper categories for Global Gold and Global Natural Resources are:

     GOLD-ORIENTED FUNDS (Global Gold)--funds that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

     NATURAL RESOURCES FUNDS (Global Natural Resources)--funds that invest at least 65% of their assets in natural resources stocks.

(1) The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a trademark of the London Stock Exchange Limited and the Financial Times Ltd. and is used by FT-SE International Limited under license. FT-SE International Limited does not sponsor, endorse, or promote the fund.

(2) The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       BILL MARTIN
       JOE STERLING


                                                 www.americancentury.com      27


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 22-25.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.4 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.5 billion and $11.4 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.


28      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                 www.americancentury.com      29


Notes
--------------------------------------------------------------------------------


30      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      31


Notes
--------------------------------------------------------------------------------


32      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0108                                 American Century Investment Services, Inc.
SH-SAN-26418                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Utilities


June 30, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     A prolonged stretch of slow economic growth--from the fourth quarter of 2000 through the second quarter of this year--took its toll on corporate America and the U.S. equity market. Stock prices were generally lower after the first half of 2001.

     In that environment, we'd normally expect utilities stocks to outperform other sectors. Beginning on page 3, the investment team for American Century Utilities explains why that hasn't been the case so far in 2001 and what their outlook is for the rest of this year.

     Turning to corporate news, we're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management company), became ACIM's chairman.

     The chairmanship is a newly created position that allows us to continue to benefit from Bob's 30 years of investment experience while removing the responsibility for the day-to-day management of ACIM. Bob will focus more on business strategy and professional development of investment managers, serving as a mentor and resource for the various investment management teams.

     Randall Merk, formerly a senior vice president and CIO for American Century's fixed-income discipline, succeeded Bob as ACIM president and CIO. As our top investment management executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who oversaw all of American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ................... 2
   Market Perspective .................. 3
UTILITIES
   Performance Information ............. 5
   Management Q&A ...................... 6
   Portfolio at a Glance ............... 6
   Top Ten Holdings .................... 7
   Industry Breakdown .................. 8
   Schedule of Investments ............. 9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ......................10
   Statement of Operations .............11
   Statement of Changes
      in Net Assets ....................12
   Notes to Financial
      Statements .......................13
   Financial Highlights ................16
OTHER INFORMATION
   Share Class and Retirement
      Account Information ..............18
   Background Information
      Investment Philosophy
         and Policies ..................19
      Comparative Indices ..............19
      Lipper Rankings ..................19
      Investment Team
         Leaders .......................19
   Glossary ............................20


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

U.S. STOCK MARKET PERSPECTIVE

* The broad U.S. stock market--as measured by the S&P 500 and the Wilshire 5000--declined around 6% for the six months ended June 30, 2001.

* Slow economic growth translated into weak corporate earnings and falling stock prices.

* In an attempt to avoid a recession, the U.S. central bank, the Federal Reserve, cut short-term interest rates aggressively, aiming to reduce consumer and business borrowing costs and boost spending.

* Value stocks outperformed growth shares by a wide margin. The market's focus on valuation also boosted small- and mid-sized stocks after several years of underperformance.

* New Economy technology stocks suffered steep declines. The exodus out of technology and the search for reasonably priced stocks ended with many Old Economy names.

UTILITIES MARKET PERSPECTIVE

* Utilities stocks generally struggled at a time when they typically might have shined.

* Traditionally, investors have gravitated toward old-line "basic services" --electric and gas utilities and telephone companies--during economic downturns. But investors questioned the earnings consistency and safety of these stocks.

*  The California energy crisis was a major catalyst for this change.

* Utilities companies have increased their exposure to the volatile technology and telecommunications sectors in recent years, reducing the stability of utilities stocks.


* The relative performance of natural gas and long-distance telecommunications companies reversed compared with last year. During the first half of this year, natural gas shares generally declined while long-distance stocks received a boost from value investors.

* The performance of the other primary industries within the utilities sector was largely defined by whether they fit more in the Old Economy/Defensive/ Value category or under the New Economy/Growth label.

FUND PERFORMANCE & OUTLOOK

* The Utilities fund returned -9.45% during the first half of 2001, versus -5.64% for the fund's custom benchmark, and -9.67% for the average return of its Lipper group (see page 5).

* The fund underperformed its benchmark primarily because the portfolio was underweight long-distance telecommunications stocks during the first quarter.

* On the other hand, the decision to continue to overweight Verizon Communications worked in the fund's favor.

* The fund's top 10 holdings (as of June 30) weathered a rough six months. Only three --Verizon, AT&T, and WorldCom--posted positive returns.

* Looking ahead, we're cautiously optimistic. If the economy remains in the doldrums for the remainder of 2001, then the defensive nature of old-line utilities, plus attractive valuations in several parts of the sector, could provide a basis for better returns in the second half.

[left margin]

                     UTILITIES(1)
                       (BULIX)
    TOTAL RETURNS:               AS OF 6/30/01
       6 Months                         -9.45%(2)
       1 Year                           -4.69%
    30-DAY SEC YIELD:                    1.74%
    INCEPTION DATE:                     3/1/93
    NET ASSETS:                 $256.6 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 20-21.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

U.S. STOCK PERFORMANCE OVERVIEW

     Despite bursts of optimism that resulted in rallies in January, April, and May, the broad U.S. stock market--as measured by the S&P 500 and the Wilshire 5000--declined around 6% for the six months ended June 30, 2001. The reasons were simple: slow economic growth translated into weak corporate earnings and falling stock prices.

ECONOMIC WEAKNESS LED TO LOWER INTEREST RATES AND TAX CUTS

     In an attempt to avoid a recession, the U.S. central bank, the Federal Reserve, cut short-term interest rates aggressively, aiming to reduce consumer and business borrowing costs and boost spending. The Fed knocked its key overnight interest rate target down from 6.50% to 3.75%--its lowest level since May 1994--in just six months, the fastest rate reduction since Fed Chairman Alan Greenspan took office in 1987.

     The federal government also attempted to stimulate the economy, passing a 10-year, $1.35 trillion tax-cut package that included $38 billion in tax rebates to be paid during the third quarter.

INVESTORS FAVORED VALUE AND SMALLER COMPANIES

     A cautious approach to financial risk drove the stock market's performance, causing value stocks to outperform growth shares by a wide margin. Many investors sought companies with clear visions of future profitability, or defensive sectors with steady growth rates.

     The market's focus on valuation also boosted small- and mid-sized stocks after several years of underperformance. Although smaller-company stocks are often considered riskier in uncertain economic times, investors couldn't pass up their relatively low prices.

THE OLD ECONOMY CONTINUED TO BEAT THE NEW

     New Economy technology stocks suffered steep declines. High valuations and deteriorating business fundamentals made them extremely vulnerable to the market's bargain-shopping mentality. Tech companies continued to suffer from a severe drop in demand, as corporations with sagging earnings cut costs by reducing investment in technology.

     The exodus out of technology and the search for reasonably priced stocks ended with many Old Economy names. In what was a healthy sign for financial markets, investors embraced companies in a diverse group of industries, and current financial results seemed to become more highly valued than future promises.

UTILITIES: A CHANGE  IN PERCEPTION

     Utilities stocks generally struggled at a time when they typically might have shined. Traditionally, investors have gravitated toward old-line "basic services"--electric and gas utilities and telephone companies--during economic downturns. That's because these businesses provide essential services that are needed during good times and bad.

[right margin]

"A CAUTIOUS APPROACH TO FINANCIAL RISK DROVE THE STOCK MARKET'S PERFORMANCE, CAUSING VALUE STOCKS TO OUTPERFORM GROWTH SHARES BY A WIDE MARGIN."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

S&P 500                 -6.70%
     Value              -2.41%
     Growth            -11.04%

S&P MIDCAP 400           0.97%
     Value               7.54%
     Growth             -5.41%

S&P SMALLCAP 600         6.23%
     Value              11.84%
     Growth             -0.54%

NASDAQ COMPOSITE       -12.38%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 19.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2001

                       S&P 500          S&P MidCap 400     S&P SmallCap 600
12/31/2000              $1.00               $1.00               $1.00
1/31/2001               $1.04               $1.02               $1.04
2/28/2001               $0.94               $0.96               $0.98
3/31/2001               $0.88               $0.89               $0.93
4/30/2001               $0.95               $0.99               $1.01
5/31/2001               $0.96               $1.01               $1.02
6/30/2001               $0.93               $1.01               $1.06

Source: Lipper Inc.


                                                 www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

     But deregulation, energy shortages, power-transmission controversies, and government scrutiny caused investors to question the perception of utilities as "safe in all seasons."

CALIFORNIA WAS A CATALYST

     The California energy crisis was a major catalyst for this change. The bankruptcy of the state's largest publicly owned power utility (Pacific Gas & Electric), the near bankruptcy of the second-largest (Southern California Edison), the huge profits earned by out-of-state power providers when the state was desperate for electricity, the resulting allegations of price-gouging, and proposed caps on energy prices and profits sent shock waves through the utilities sector, hammering prices.

     Increasing exposure to the volatile technology and telecommunications sectors also reduced the stability of these stocks. As utilities continue to branch out into Internet, wireless, and other telecommunications services, this volatility could amplify.

UTILITIES PERFORMANCE OVERVIEW

     The "Utilities Market Returns" table at left shows a major reversal compared with last year. During 2000, natural gas stocks--buoyed by rising energy prices and strong demand--climbed to the top of the heap while plummeting long-distance rates caused the long-distance carriers to plunge to the bottom.

     This year, their performance has reversed. Falling natural gas prices and the controversy over pipeline practices in California have blown out the gas flame. Meanwhile, attractive valuations caused bargain hunters to snap up the shares of the long-distance carriers, such as AT&T, pushing up their prices.

OLD ECONOMY/DEFENSIVE/VALUE VS. NEW ECONOMY/GROWTH

     The performance of the other primary industries within the utilities sector (electric, regional telecommunications, and wireless) was largely defined by whether they fit more in the Old Economy/Defensive/Value category or under the New Economy/Growth label.

     Electric utilities fit the former more than the latter, though categorizing them as value stocks was difficult after the group jumped about 50% last year. The category might have performed well again in this year's slow-growth environment, but it was hurt by the California energy crisis. The crisis directly caused the meltdown of PG&E and SoCal Edison shares, and indirectly hurt the shares of power producers such as Duke Energy, Reliant Energy, and Dynegy, who were accused of price-gouging.

     Wireless companies, on the other hand, fit squarely in the New Economy/ Growth category, and they generally behaved as such. Within American Century Utilities' custom benchmark, wireless companies as a group lost over 30%. The slowing economy heightened investor fears about weakening demand for wireless phones and about companies overspending on third-generation mobile data networks.

     The regional telecom companies fit in between, both in terms of risk profile and first-half performance. As a group they performed better than their purely wireless counterparts and natural gas stocks, but trailed the electrics and long-distance carriers. Investors just couldn't get very excited about a category that wasn't showing much growth in earnings and was increasing its exposure to wireless and Internet services, two areas that fell into disfavor this year.

[left margin]

"UTILITIES STOCKS GENERALLY STRUGGLED AT A TIME WHEN THEY TYPICALLY MIGHT HAVE SHINED."

UTILITIES MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

FUND BENCHMARK                -5.64%

S&P Telecommunications
   (long distance) Index      13.62%

S&P Electric Index            -3.31%

S&P Telephone Index           -5.72%

S&P Natural Gas Index        -24.92%

Source: Bloomberg Financial Markets

These indices are defined on page 19.


4      1-800-345-2021


Utilities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2001

                                INVESTOR CLASS (INCEPTION 3/1/93)                 ADVISOR CLASS (INCEPTION 6/25/98)
                                      FUND               UTILITY FUNDS(2)                                  FUND
              UTILITIES   S&P 500   BENCHMARK   AVERAGE RETURN   FUND'S RANKING   UTILITIES   S&P 500   BENCHMARK
========================================================================================================================
6 MONTHS(1)     -9.45%     -6.70%    -5.64%        -9.67%             --           -9.58%      -6.70%    -5.64%
1 YEAR          -4.69%    -14.83%    -2.10%        -3.30%        51 OUT OF 98      -4.93%     -14.83%    -2.10%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          7.21%      3.89%     9.00%         6.62%        43 OUT OF 88       6.94%       3.89%     9.00%
5 YEARS         13.53%     14.48%    15.46%        11.84%        27 OUT OF 69        --          --        --
LIFE OF FUND    11.51%     15.19%    12.74%        10.47%(3)     10 OUT OF 27(3)    7.26%       3.89%(4)  9.00%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/4/93, the date nearest the class's inception for which data are available.

(4) Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 18-20 for information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/01
S&P 500              $32,495
Fund Benchmark       $27,164
Utilities            $24,775

                    Utilities           S&P 500        Fund Benchmark
DATE                 RETURN             RETURN             RETURN
3/1/1993             $10,000            $10,000            $10,000
3/31/1993            $10,223            $10,211            $10,258
6/30/1993            $10,589            $10,261            $10,455
9/30/1993            $11,262            $10,526            $11,078
12/31/1993           $10,659            $10,770            $10,614
3/31/1994             $9,731            $10,362             $9,699
6/30/1994             $9,639            $10,405             $9,562
9/30/1994             $9,801            $10,914             $9,812
12/31/1994            $9,590            $10,912             $9,618
3/31/1995            $10,161            $11,975            $10,071
6/30/1995            $10,862            $13,118            $10,795
9/30/1995            $11,897            $14,161            $11,822
12/31/1995           $13,014            $15,014            $12,877
3/31/1996            $12,699            $15,820            $12,637
6/30/1996            $13,135            $16,530            $13,237
9/30/1996            $12,506            $17,041            $12,839
12/31/1996           $13,642            $18,461            $13,988
3/31/1997            $13,353            $18,955            $13,740
6/30/1997            $14,870            $22,267            $15,193
9/30/1997            $15,697            $23,932            $16,091
12/31/1997           $18,529            $24,619            $18,814
3/31/1998            $20,750            $28,054            $21,274
6/30/1998            $20,111            $28,979            $20,978
9/30/1998            $20,592            $26,096            $21,585
12/31/1998           $23,611            $31,654            $25,077
3/31/1999            $22,501            $33,234            $24,475
6/30/1999            $25,226            $35,580            $27,520
9/30/1999            $24,204            $33,357            $26,419
12/31/1999           $26,320            $38,320            $28,176
3/31/2000            $28,004            $39,198            $29,804
6/30/2000            $25,999            $38,155            $27,746
9/30/2000            $28,373            $37,785            $29,843
12/31/2000           $27,365            $34,830            $28,786
3/31/2001            $25,863            $30,699            $27,937
6/30/2001            $24,775            $32,495            $27,164

$10,000 investment made 3/1/93

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 and the fund's benchmark are provided for comparison. Until 1996, the fund's benchmark was the NYSE Utilities Index. Since 1996, the fund's benchmark has been a custom utilities index, described on page 19. Utilities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                  Utilities     Fund Benchmark
DATE               RETURN           RETURN
6/30/93*            5.90%            4.55%
6/30/94            -8.98%           -8.54%
6/30/95            12.68%           12.89%
6/30/96            20.92%           22.63%
6/30/97            13.22%           15.05%
6/30/98            35.25%           38.59%
6/30/99            25.42%           31.18%
6/30/00             3.06%            0.83%
6/30/01            -4.69%           -2.10%

* From 3/1/93 (the class's inception date) to 6/30/93.


                                                 www.americancentury.com      5


Utilities--Q&A
--------------------------------------------------------------------------------
[photo of Joe Sterling]   [photo of Bill Martin]

     Based on interviews with Joe Sterling and Bill Martin, portfolio managers on the Utilities fund investment team.

HOW DID THE UTILITIES FUND PERFORM FOR THE FIRST HALF OF 2001?

     It was an unusual period for utilities stocks and funds. Despite the economic downturn--which is when investors typically favor this sector--utilities generally struggled (see pages 3 and 4).

     The Utilities fund returned -9.45%, versus -5.64% for the fund's custom benchmark, and -9.67% for the average return of its Lipper group (see the previous page).*

WHAT MADE THE FUND TRAIL THE BENCHMARK?

     First, to provide context, let's define the benchmark and our investment approach. The benchmark is a custom index that's designed to mirror the utilities sector of the stock market. The index consists of approximately 165 stocks, about 55% of which are telephone and communication services companies, 35% electric and natural gas utilities, and the remaining 10% or so in utilities-related service and equipment companies.

     To provide a fund return that's representative of the utilities market as a whole, we generally adhere pretty closely to the composition and risk profile of the index. However, we can modestly overweight or underweight certain sectors or individual stocks--overweighting where we see value or strong growth potential, underweighting we think prices are too high or growth has stalled.

     So when we outperform or underperform the benchmark, it's usually caused by an underweight or overweight in the portfolio compared with the index.

OK, SO WHAT PORTFOLIO UNDER- OR OVER-WEIGHTING(S) MOST AFFECTED FUND PERFORMANCE RELATIVE TO THE BENCHMARK?

     As we discussed in the annual report six months ago (and in the Market Perspective on page 4), long-distance phone companies had a horrible year in 2000--as a group, they were down over 70%. Coming into 2001, we chose to underweight AT&T, WorldCom, and Sprint because we didn't expect much near-term improvement in their ability to raise long-distance rates or improve earnings.

     Despite ongoing questions regarding their fundamentals, these companies jumped in price as bargain-seeking value investors began to buy shares.

     Being underweight in those stocks hurt performance during the first quarter, and we've had difficulty regaining the ground we lost.

WERE THERE ANY OTHER FACTORS THAT HURT FUND PERFORMANCE COMPARED WITH THE BENCHMARK?

     Wireless telecommunications was an area we thought had value characteristics and growth potential, so we were slightly overweight. In hindsight, we may have been a little early since the group continued to decline (see page 4). For example, our biggest wireless holding (2.8% of the portfolio as of June 30) was Vodafone, which fell 38% for the six months. But we still see the opportunities we saw before, so we've kept the overweight.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[left margin]

"INVESTMENT MARKETS HATE UNCERTAINTY, AND THE UTILITIES SECTOR HAD MORE THAN ITS SHARE DURING THE PAST SIX MONTHS."

PORTFOLIO AT A GLANCE
                            6/30/01      12/31/00
NO. OF COMPANIES              70           71
30-DAY SEC YIELD             1.74%        1.76%
P/E RATIO                    20.6         26.6
PORTFOLIO TURNOVER           4%(1)       32%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.68%(3)       0.67%

(1) Six months ended 6/30/01.

(2) Year ended 12/31/00.

(3) Annualized.

Investment terms are defined in the Glossary on pages 20-21.


6      1-800-345-2021


Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We also owned some non-index electric power-generating companies that were hurt by the fallout from the California energy crisis (see page 4). Of those, Calpine (-16% for the first half), had the biggest negative impact on the portfolio.

WHAT DECISIONS WORKED IN THE FUND'S FAVOR?

     The most obvious was keeping an overweight in Verizon Communications, the fund's biggest holding (5.9% of the portfolio) and biggest overweight as of June
30. Unlike its fellow "Baby Bells"--BellSouth (-2%), SBC Communications (-16%), and Qwest Communications (-22%)--Verizon produced a positive return for the first half (+7%).

WHY DID VERIZON OUTPERFORM THOSE OTHER  BABY BELLS?

     In Verizon's case, no news may have been good news--while the other companies reported negative news, the financial newswires were relatively quiet about Verizon. BellSouth faced concerns about its Latin American wireless holdings, SBC reportedly was having problems with its Ameritech division, and Qwest was accused of questionable accounting practices.

THE BABY BELLS REPRESENTED FOUR OF THE PORTFOLIO'S TOP 10 HOLDINGS AS OF JUNE 30 (SEE THE TABLE AT RIGHT). IN GENERAL, HOW DID THE TOP 10 PERFORM?

     Utilities weathered a rough six months. Only three of the fund's top 10 holdings--Verizon, AT&T, and WorldCom--posted positive returns.

HOW DID THE ELECTRIC POWER-GENERATING COMPANIES IN THE TOP 10--DUKE ENERGY AND EXELON--PERFORM?

     The California energy crisis dimmed the prospects for Duke and Exelon (both -9%). These companies reaped huge gains during 2000 as energy prices and profits soared, but allegations of price manipulation and the possibility of future price caps raised concerns about their profit outlook.

     Other power generators fared significantly worse. Examples include Reliant Energy (-26%), Dynegy (-17%), and Calpine, which we mentioned earlier.

SPEAKING OF THE CALIFORNIA ENERGY CRISIS, HOW WAS THE PORTFOLIO AFFECTED BY THE BANKRUPTCY OF PACIFIC GAS & ELECTRIC AND THE NEAR BANKRUPTCIES OF SOUTHERN CALIFORNIA EDISON AND SAN DIEGO GAS & ELECTRIC?

     The indirect impact far outweighed the direct. Many companies in the utilities sector were affected negatively in some way by the California energy crisis, which had a big impact on the fund.

     But the good news on PG&E and the others is that the damage could have been much worse. We were overweight in the power generation companies--like Duke and Exelon--and relatively underweight in the power transmission utilities, like PG&E.

     The fund's exposure to the parent companies of the two largest troubled utilities--PG&E (-44%) and Edison International (-29%)--was relatively small. Combined, they represented about 1.6% of the portfolio at the end of 2000, and less than half that (0.7%) as of June 30.

[right margin]

"UTILITIES WEATHERED A ROUGH SIX MONTHS. ONLY THREE OF THE FUND'S TOP 10 HOLDINGS--VERIZON, AT&T, AND WORLDCOM--POSTED POSITIVE RETURNS."

TOP TEN HOLDINGS
                             % OF FUND INVESTMENTS
                              AS OF        AS OF
                             6/30/01      12/31/00
VERIZON
   COMMUNICATIONS             5.9%          5.5%
BELLSOUTH CORP.               5.3%          5.1%
AT&T CORP.                    5.1%          3.0%
SBC COMMUNICATIONS
     INC.                     4.7%          4.8%
QWEST
   COMMUNICATIONS
   INTERNATIONAL INC.         4.0%          4.4%
DUKE ENERGY CORP.             3.9%          3.7%
EXELON CORP.                  3.7%          4.2%
EL PASO CORPORATION           3.7%          2.4%
ENRON CORP.                   3.5%          5.1%
WORLDCOM, INC.-
   WORLDCOM GROUP             3.5%          3.0%


                                                  www.americancentury.com      7


Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Interestingly, Sempra Energy (+18%), the parent company for San Diego Gas & Electric, had a positive return for the six months. It represented about 0.6% of the portfolio.

THE ONLY TOP 10 HOLDINGS YOU HAVEN'T MENTIONED YET ARE EL PASO AND ENRON. HOW DID THEY PERFORM?

     Not well, unfortunately--they were the two worst-performing members of the top 10 through June 30. They're prime examples of the reversal we discuss in the Market Perspective (see page 4), where companies involved in natural gas production and distribution went from first in 2000 to worst in the first half of 2001. That's because natural gas prices plunged this year and because natural gas distributors attracted intense government scrutiny in the wake of allegations of price-gouging during California's energy emergencies.

     In June, the Federal Energy Regulatory Commission put a ceiling on spot market prices, dealing an additional blow to El Paso (-27%) and Enron (-41%). And Enron also suffered setbacks in its broadband and asset reorganization strategies.

WHAT'S YOUR OUTLOOK FOR THE UTILITIES MARKET AND THE FUND?

     Investment markets hate uncertainty, and the utilities sector had more than its share during the past six months. It's been frustrating to watch the sector underperform at a time when it would normally excel.

     The good news is that we believe the worst of the California crisis-induced uncertainty is behind us. The legislative responses to the crisis seem to be winding down, and it should become easier for analysts and investors to figure out which utilities companies and industries are going to have consistent earnings and earnings growth, and which aren't.

     We also think some of the old axioms about utilities will continue to hold true. For the most part these are companies that are providing essential services (electricity, heat, and phone service), so they most likely aren't going to dry up and blow away like so many of the dot-coms have.

     So we're cautiously optimistic. If the economy remains in the doldrums for the remainder of 2001, then the defensive nature of old-line utilities, plus attractive valuations in several parts of the sector, could provide a basis for better returns during the second half.

[left margin]

"THE DEFENSIVE NATURE OF OLD-LINE UTILITIES, PLUS ATTRACTIVE VALUATIONS IN SEVERAL PARTS OF THE SECTOR, COULD PROVIDE A BASIS FOR BETTER RETURNS DURING THE SECOND HALF."

INDUSTRY BREAKDOWN
                             % OF FUND INVESTMENTS
                              AS OF        AS OF
                             6/30/01      12/31/00
ELECTRICAL UTILITIES          39.6%        40.3%
TELEPHONE                     34.5%        31.2%
GAS & WATER UTILITIES          9.7%         8.7%
WIRELESS
   TELECOMMUNICATIONS          8.9%         9.0%
ENERGY RESERVES &
   PRODUCTION                  6.7%         7.1%
OTHER                          0.6%         3.7%


8      1-800-345-2021


Utilities--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.5%

COMPUTER SOFTWARE -- 0.1%
                   10,000  Openwave Systems Inc.(1)                 $    349,950
                                                                    ------------
ELECTRICAL UTILITIES -- 39.6%
                   30,000  AES Corporation (The)(1)                    1,291,500
                   53,500  Allegheny Energy, Inc.                      2,581,375
                   50,000  ALLETE, Inc.                                1,125,000
                  104,440  American Electric Power                     4,821,995
                   49,300  Calpine Corporation(1)                      1,863,540
                   50,000  CMS Energy Corp.                            1,392,500
                   72,850  Conectiv, Inc.                              1,573,560
                   75,000  Consolidated Edison, Inc.                   2,985,000
                   80,000  Constellation Energy Group                  3,408,000
                  139,956  Dominion Resources Inc.                     8,415,554
                   58,400  DTE Energy Company                          2,712,096
                  260,000  Duke Energy Corp.                          10,142,600
                   88,980  Dynegy Inc. Cl A                            4,137,570
                   55,000  Edison International                          613,250
                   39,000  Energy East Corporation                       815,490
                  110,000  Entergy Corp.                               4,222,900
                  150,250  Exelon Corporation                          9,634,030
                   75,500  FirstEnergy Corp.                           2,428,080
                   49,000  FPL Group, Inc.                             2,950,290
                   30,000  Kansas City Power & Light Co.                 736,500
                  102,672  Mirant Corp.(1)                             3,531,917
                   61,200  Niagara Mohawk Holdings Inc.(1)             1,082,628
                   50,000  Northeast Utilities                         1,037,500
                   23,021  NSTAR                                         979,774
                   80,000  Orion Power Holdings Inc.(1)                1,904,800
                  105,000  PG&E Corp.                                  1,176,000
                   35,000  Potomac Electric Power Co.                    732,200
                   57,000  PP&L Resources, Inc.                        3,135,000
                   47,300  Puget Energy, Inc.                          1,239,260
                   67,000  Reliant Energy, Inc.                        2,158,070
                   55,000  Sempra Energy                               1,503,700
                  225,300  Southern Co.                                5,238,225
                  107,000  TXU Corp.                                   5,156,330
                  169,815  XCEL Energy Inc.                            4,831,237
                                                                    ------------
                                                                     101,557,471
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 6.7%
                  185,400  Enron Corp.                                 9,084,600
                   83,100  Kinder Morgan, Inc.                         4,175,775
                  120,600  Williams Companies, Inc. (The)              3,973,770
                                                                    ------------
                                                                      17,234,145
                                                                    ------------
GAS & WATER UTILITIES -- 9.7%
                  180,550  El Paso Corporation                         9,486,097
                   53,000  Energen Corp.                               1,462,800
                  115,000  Keyspan Energy Corp.                        4,195,200
                   11,600  National Fuel Gas Co.                         603,084
                  145,056  NiSource Inc.                               3,964,380
                  100,000  TransCanada Pipelines Ltd.                  1,233,000

Shares                                                                 Value
--------------------------------------------------------------------------------

                   55,000  UGI Corporation                          $  1,485,000
                   85,000  Utilicorp United Inc.                       2,610,350
                                                                    ------------
                                                                      25,039,911
                                                                    ------------
TELEPHONE -- 34.5%
                  600,050  AT&T Corp.                                 13,201,100
                  340,000  BellSouth Corp.                            13,691,800
                   78,900  BroadWing Inc.(1)                           1,929,105
                   40,000  CenturyTel Inc.                             1,212,000
                   25,000  Global Crossing Ltd.(1)                       216,000
                   60,000  McLeodUSA Inc. Cl A(1)                        270,000
                   10,000  Nippon Telegraph & Telephone
                              Corp. ADR                                  266,000
                  324,631  Qwest Communications
                              International Inc.                      10,345,990
                  300,520  SBC Communications Inc.                    12,038,831
                  240,000  Sprint Corporation                          5,126,400
                   31,212  Telefonica S.A. ADR(1)                      1,162,335
                  110,000  Telefonos de Mexico, S.A. Cl L
                              ADR                                      3,859,900
                   15,000  Time Warner Telecom Inc. Cl A(1)              503,325
                  283,380  Verizon Communications                     15,160,830
                   25,258  WorldCom, Inc.-MCI Group(1)                   421,809
                  631,450  WorldCom, Inc.-WorldCom Group               8,966,590
                                                                    ------------
                                                                      88,372,015
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 8.9%
                   76,500  ALLTEL Corp.                                4,686,390
                   80,000  America Movil S.A. de C.V.,
                              Series L ADR                             1,668,800
                   50,000  AT&T Wireless Group(1)                        817,500
                  275,000  BCE Inc.                                    7,232,500
                   15,000  Cable & Wireless Plc ADR                      270,000
                   24,000  Nextel Communications, Inc.(1)                417,960
                  325,000  Vodafone Group PLC                          7,263,750
                   15,000  Western Wireless Corp. Cl A(1)                628,500
                                                                    ------------
                                                                      22,985,400
                                                                    ------------
TOTAL COMMON STOCKS                                                  255,538,892
                                                                    ------------
   (Cost $219,742,942)

TEMPORARY CASH INVESTMENTS -- 0.5%
   Repurchase Agreement, Credit Suisse First
    Boston, Inc., (U.S. Treasury obligations), in a
    joint trading account at 3.92%, dated
    6/29/01, due 7/2/01 (Delivery value
    $1,400,457)                                                        1,400,000
                                                                    ------------
   (Cost $1,400,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $256,938,892
                                                                    ============
   (Cost $221,142,942)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.


See Notes to Financial Statements                www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at value (identified
  cost of $221,142,942) (Note 3)                                    $256,938,892
Receivable for capital shares sold                                     55,857
Dividends and interest receivable                                      334,981
                                                                    ------------
                                                                     257,329,730
                                                                    ------------

LIABILITIES
Disbursements in excess
  of demand deposit cash                                               296,986
Payable for investments purchased                                      240,500
Accrued management fees (Note 2)                                       144,506
Distribution fees payable (Note 2)                                       810
Service fees payable (Note 2)                                            810
Payable for directors' fees
  and expenses (Note 2)                                                 1,503
Accrued expenses and other liabilities                                   141
                                                                    ------------
                                                                       685,256
                                                                    ------------
Net Assets                                                          $256,644,474
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                             $226,005,607
Distributions in excess of
  net investment income                                               (13,397)
Accumulated net realized loss
  on investment transactions                                         (5,143,686)
Net unrealized appreciation
  on investments (Note 3)                                            35,795,950
                                                                    ------------
                                                                    $256,644,474
                                                                    ============

Investor Class, $10.00 Par Value
Net assets                                                          $252,810,149
Shares outstanding                                                   18,479,364
Net asset value per share                                              $13.68

Advisor Class, $10.00 Par Value
Net assets                                                           $3,834,325
Shares outstanding                                                     280,249
Net asset value per share                                              $13.68


10      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME

Income:
Dividends (net of foreign taxes withheld of $28,287)                $3,134,761
Interest                                                              21,108
                                                                   -------------
                                                                     3,155,869
                                                                   -------------

Expenses (Note 2):
Management fees                                                       926,535
Distribution fees -- Advisor Class                                     5,246
Service fees -- Advisor Class                                          5,246
Directors' fees and expenses                                           4,257
                                                                   -------------
                                                                      941,284
                                                                   -------------
Net investment income                                                2,214,585
                                                                   -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investment transactions                        (4,429,643)
Change in net unrealized appreciation on investments               (25,300,289)
                                                                   -------------

Net realized and unrealized loss on investments                    (29,729,932)
                                                                   -------------

Net Decrease in Net Assets Resulting from Operations               $(27,515,347)
                                                                   =============


See Notes to Financial Statements                www.americancentury.com      11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2000

Decrease in Net Assets                                2001            2000

OPERATIONS
Net investment income                              $2,214,585      $18,039,068
Net realized gain (loss) on
  investment transactions                          (4,429,643)     15,301,940
Change in net unrealized
  appreciation on investments                     (25,300,289)    (21,428,573)
                                                  -------------   --------------
Net increase (decrease) in net
  assets resulting from operations                (27,515,347)     11,912,435
                                                  -------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class                                   (2,200,193)    (17,750,643)
  Advisor Class                                     (27,789)        (288,425)
In excess of net investment income:
  Investor Class                                       --           (43,634)
  Advisor Class                                        --             (709)
From net realized gains
on investment transactions:
  Investor Class                                    (420,822)     (15,155,414)
  Advisor Class                                      (6,426)        (243,433)
In excess of net realized gains
on investment transactions:
  Investor Class                                       --           (238,619)
  Advisor Class                                        --            (3,833)
                                                  -------------   --------------
Decrease in net assets from distributions          (2,655,230)    (33,724,710)
                                                  -------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net decrease in net assets
  from capital share transactions                 (13,547,449)     (2,305,466)
                                                  -------------   --------------

Net decrease in net assets                        (43,718,026)    (24,117,741)

NET ASSETS
Beginning of period                                300,362,500     324,480,241
                                                  -------------   --------------
End of period                                     $256,644,474    $300,362,500
                                                  =============   ==============

Distributions in excess of
  net investment income                             $(13,397)          --
                                                  =============   ==============


12      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Utilities Fund (the fund) is one of the funds in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund seeks current income and long-term growth of capital and income. The fund invests primarily in equity securities of companies engaged in the utilities industry. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are expected to be declared and paid semi-annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended June 30, 2001, the effective annual Investor Class management fee was 0.68%.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay American Century Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred by the fund under the plan for the six months ended June 30, 2001 were $10,492.

    The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The fund has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 5 for information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2001 totaled $11,825,700 and $24,365,575, respectively.

    On June 30, 2001, accumulated net unrealized appreciation on investments was $35,089,802, based on the aggregate cost of investments for federal income tax purposes of $221,849,090, which consisted of unrealized appreciation of $66,360,266 and unrealized depreciation of $31,270,464.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to the fund. Transactions in shares of the fund were as follows:

                                                     SHARES          AMOUNT
INVESTOR CLASS
Designated Shares                                 1,000,000,000
                                                  =============
Six months ended June 30, 2001
Sold                                                1,240,796      $18,174,469
Issued in reinvestment of distributions              164,922        2,327,403
Redeemed                                           (2,314,821)    (33,795,346)
                                                  -------------   --------------
Net decrease                                        (909,103)     $(13,293,474)
                                                  =============   ==============

Year ended December 31, 2000
Sold                                                4,505,983      $72,699,917
Issued in reinvestment of distributions             1,931,302      29,838,817
Redeemed                                           (6,435,183)    (104,348,244)
                                                  -------------   --------------
Net increase (decrease)                               2,102       $(1,809,510)
                                                  =============   ==============

ADVISOR CLASS
Designated Shares                                  250,000,000
                                                  =============
Six months ended June 30, 2001
Sold                                                 27,828         $410,595
Issued in reinvestment of distributions               2,423          34,214
Redeemed                                            (47,579)        (698,784)
                                                  -------------   --------------
Net decrease                                         (17,328)      $(253,975)
                                                  =============   ==============

Year ended December 31, 2000
Sold                                                 123,686       $1,969,643
Issued in reinvestment of distributions              31,506          485,915
Redeemed                                            (185,018)      (2,951,514)
                                                  -------------   --------------
Net decrease                                        (29,826)       $(495,956)
                                                  =============   ==============

5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has an unsecured $520,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2001.


                                                 www.americancentury.com      15


Utilities--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                 Investor Class
                                        2001(1)     2000       1999        1998       1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                   $15.26     $16.46     $15.96      $14.24     $11.51     $11.44
                                       --------   --------   ---------   --------   --------   ---------
Income From Investment Operations
  Net Investment Income                 0.12(2)    0.96(2)    0.33(2)      0.37       0.43       0.45
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions     (1.56)     (0.35)      1.45        3.39       3.57       0.08
                                       --------   --------   ---------   --------   --------   ---------
  Total From Investment Operations      (1.44)      0.61       1.78        3.76       4.00       0.53
                                       --------   --------   ---------   --------   --------   ---------
Distributions
  From Net Investment Income            (0.12)     (0.98)     (0.35)      (0.38)     (0.42)     (0.46)
  In Excess of Net Investment Income      --        --(3)      --(3)        --         --         --
  From Net Realized Gains on
  Investment Transactions               (0.02)     (0.82)     (0.93)      (1.66)     (0.85)       --
  In Excess of Net Realized Gains on
  Investment Transactions                 --       (0.01)       --          --         --         --
                                       --------   --------   ---------   --------   --------   ---------
  Total Distributions                   (0.14)     (1.81)     (1.28)      (2.04)     (1.27)     (0.46)
                                       --------   --------   ---------   --------   --------   ---------
Net Asset Value, End of Period          $13.68     $15.26     $16.46      $15.96     $14.24     $11.51
                                       ========   ========   =========   ========   ========   =========
  Total Return(4)                       (9.45)%     3.97%     11.46%      27.43%     35.82%      4.82%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                0.68%(5)     0.67%      0.68%       0.69%      0.72%      0.71%
Ratio of Net Investment Income
  to Average Net Assets                1.60%(5)     5.88%      2.02%       2.51%      3.56%      3.88%
Portfolio Turnover Rate                   4%         32%        50%         98%        92%        93%
Net Assets, End of Period
  (in thousands)                       $252,810   $295,823   $319,092    $307,777   $209,962   $145,134

(1) Six months ended June 30, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


16      1-800-345-2021                         See Notes to Financial Statements


Utilities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                            Advisor Class
                                            2001(1)       2000        1999      1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                       $15.26       $16.46      $15.96     $14.90
                                           ----------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income                     0.10(3)      0.95(3)     0.27(3)     0.16
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions         (1.56)       (0.38)       1.47       2.52
                                           ----------   ---------   --------   --------
  Total From Investment Operations          (1.46)        0.57        1.74       2.68
                                           ----------   ---------   --------   --------
Distributions
  From Net Investment Income                (0.10)       (0.94)      (0.31)     (0.19)
  In Excess of Net Investment Income          --          --(4)       --(4)       --
  From Net Realized Gains on
  Investment Transactions                   (0.02)       (0.82)      (0.93)     (1.43)
  In Excess of Net Realized Gains
  on Investment Transactions                  --         (0.01)        --         --
                                           ----------   ---------   --------   --------
  Total Distributions                       (0.12)       (1.77)      (1.24)     (1.62)
                                           ----------   ---------   --------   --------
Net Asset Value, End of Period              $13.68       $15.26      $16.46     $15.96
                                           ==========   =========   ========   ========
  Total Return(5)                           (9.58)%       3.71%      11.20%     18.43%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                    0.93%(6)       0.92%       0.93%    0.94%(6)
Ratio of Net Investment Income
  to Average Net Assets                    1.35%(6)       5.63%       1.77%    1.94%(6)
Portfolio Turnover Rate                       4%           32%         50%      98%(7)
Net Assets, End of Period
  (in thousands)                            $3,834       $4,540      $5,388       $76

(1) Six months ended June 30, 2001 (unaudited).

(2) June 25, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Per share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1998.


See Notes to Financial Statements                www.americancentury.com      17


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers four "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY UTILITIES seeks current income and long-term growth of capital and income. The fund invests primarily in the stocks of companies engaged in the utilities industry, including telecommunications services, electricity, and natural gas.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded large-capitalization companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The S&P/BARRA VALUE AND GROWTH indices split each full S&P index into two mutually exclusive groups. The full indices are divided according to book-to-price ratios, with the value indices containing firms with higher book-to-price ratios and the growth indices having firms with lower book-to-price ratios.

     The FUND BENCHMARK consists of approximately 165 utilities stocks that meet the fund's investment criteria. The benchmark's composition by industry is approximately 55% telephone and communication services, 35% electric and natural gas companies, and 10% utilities-related companies.

     The S&P ELECTRIC INDEX is composed of 26 electric power companies in the S&P 500.

     The S&P NATURAL GAS INDEX is composed of 11 natural gas distributors and pipeline companies in the S&P 500.

     The S&P TELECOMMUNICATIONS (LONG DISTANCE) INDEX is composed of four long-distance telephone companies in the S&P 500.

     The S&P TELEPHONE INDEX is composed of six regional telephone companies in the S&P 500.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     Lipper's UTILITY FUNDS category consists of funds that invest at least 65% of their portfolios in utilities stocks.

* Investing in these funds involves special risks resulting from their concentrated investment objectives. They are not intended to serve as a complete investment program by themselves.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
      BILL MARTIN
      JOE STERLING


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-17.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by the fund on a given date.

* 30-DAY SEC YIELD -- net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's dividend income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER-- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.4 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.5 billion and $11.4 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                 www.americancentury.com      21


Notes
--------------------------------------------------------------------------------


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0108                                 American Century Investment Services, Inc.
SH-SAN-26417                      (c)2001 American Century Services Corporation